UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule
14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Agios Pharmaceuticals, Inc.
(Name of Registrant as Specified in its Charter)
Not applicable.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

88 Sidney Street, Cambridge, Massachusetts 02139

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON WEDNESDAY, JUNE 18, 2025

Dear Stockholder:

You are cordially invited to our Annual Meeting of Stockholders. The meeting will be a virtual meeting held via the internet on Wednesday, June 18, 2025, beginning at 9:00 a.m., Eastern Time. The meeting will be held for the following purposes:

1.

To elect each of the two Class III director nominees set forth in the Proxy Statement, each to serve for a three-year term expiring at the 2028 annual meeting of stockholders and until his or her respective successor is duly elected and qualified;

2.	To vote, on an advisory basis, to approve the compensation paid to our named executive officers;

3.	To approve an amendment to the Agios Pharmaceuticals, Inc. 2023 Stock Incentive Plan, to increase the number of shares of common stock available thereunder by 2,500,000 shares;

4.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and

5.	To transact such other business as may be properly brought before the meeting or any adjournment or postponement thereof.

Our Annual Meeting will be a virtual meeting of stockholders, which will be conducted exclusively via the internet at a virtual web conference. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. This means that you can attend the Annual Meeting online, vote your shares during the online meeting and submit questions for consideration at the online meeting. Stockholders of record as of the close of business on April 21, 2025 are entitled to vote at the meeting. In order to attend the meeting online, vote your shares electronically during the meeting and submit questions, you must register in advance at www.proxydocs.com/AGIO prior to the deadline of June 16, 2025 at 5:00 p.m., Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and will also permit you to submit questions. Please be sure to follow instructions found on your Notice of Internet Availability of Proxy Materials, proxy card and/or voting instruction form and subsequent instructions that will be delivered to you via email. We believe that hosting a “virtual meeting” will enable greater stockholder attendance and participation from any location around the world.

At Agios we are keenly focused on the contribution we can make to environmental sustainability. Instead of mailing a paper copy of our proxy materials to all of our stockholders, this year we are again providing access to our proxy materials over the internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of this Proxy Statement and our Annual Report for the fiscal year ended December 31, 2024 (the “2024 Annual Report”). We are mailing the Notice on or about April 25, 2025, and it contains instructions on how to access our proxy materials over the internet. The Notice also contains instructions on how each of our stockholders can receive a paper copy of our proxy materials, including this Proxy Statement, our 2024 Annual Report, and a form of proxy card. All stockholders who do not receive the Notice, including stockholders who have previously requested to receive paper copies of proxy materials, will receive a paper copy of the proxy materials by mail unless they have previously requested delivery of proxy materials electronically. We have chosen to employ this distribution process to conserve natural resources and reduce the costs of printing and distributing our proxy materials.

We encourage all stockholders to attend the Annual Meeting online. Whether or not you plan to attend the Annual Meeting online, we encourage you to read this Proxy Statement and submit your proxy or voting instructions as soon as possible by using the internet as described in the instructions included on your Notice, by calling the toll-free telephone number included in the Proxy Statement, or, if you received a paper copy of the proxy materials, by completing, signing, dating and returning your proxy card. Further information about how to register for the Annual Meeting, attend the Annual Meeting online, vote your shares and submit questions for consideration at the meeting is included in the accompanying Proxy Statement.

A complete list of registered stockholders will be available to stockholders of record for examination at www.proxydocs.com/AGIO during the 10-day period ending on the day before the Annual Meeting

Thank you for your ongoing support and continued interest in Agios Pharmaceuticals, Inc.

By Order of the Board of Directors,

Brian Goff

Chief Executive Officer

Cambridge, Massachusetts

April 25, 2025

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 18, 2025: This Proxy Statement and our 2024 Annual Report to Stockholders are available at www.proxydocs.com/AGIO. These documents are also available to any stockholder who wishes to receive a paper copy by calling (866) 648-8133, visiting www.investorelections.com/AGIO or emailing paper@investorelections.com.

i

PROXY STATEMENT FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON WEDNESDAY, JUNE 18, 2025

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement contains information about our 2025 Annual Meeting of Stockholders, or the Annual Meeting. The Annual Meeting will be held on Wednesday, June 18, 2025, beginning at 9:00 a.m. Eastern Time. The meeting will be a virtual meeting held via the internet. In order to attend the Annual Meeting online, you must register in advance at www.proxydocs.com/AGIO prior to the deadline of June 16, 2025 at 5:00 p.m., Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting. Please be sure to follow instructions found on your Notice of Internet Availability of Proxy Materials, proxy card and/or voting instruction form and subsequent instructions that will be delivered to you via email. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person.

Except where the context otherwise requires, references to “Agios Pharmaceuticals,” “Agios,” “the company,” “our company,” “we,” “us,” “our” and similar terms refer to Agios Pharmaceuticals, Inc. and its consolidated subsidiaries. References to our website are inactive textual references only and the contents of our website are not incorporated by reference into this Proxy Statement.

This Proxy Statement and the enclosed proxy card are being furnished in connection with the solicitation of proxies by our board of directors for use at the Annual Meeting and at any adjournment of that meeting. All proxies will be voted in accordance with the instructions they contain. If you do not specify your voting instructions on your proxy, your shares will be voted in accordance with the recommendations of our board of directors. We are making this Proxy Statement, the related proxy card and our annual report to stockholders for the fiscal year ended December 31, 2024, or the 2024 Annual Report, available to stockholders for the first time on or about April 25, 2025.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why do I have access to these materials?

We have made these proxy materials available to you because our board of directors is soliciting your proxy to vote at the Annual Meeting to be held on Wednesday, June 18, 2025 at 9:00 a.m., Eastern Time, including at any adjournments or postponements of the meeting. As a holder of record of common stock as of the close of business on April 21, 2025, you are invited to attend the Annual Meeting online and are requested to vote on the items of business described in this Proxy Statement. This Proxy Statement includes information that we are required to provide to you under the rules adopted by the U.S. Securities and Exchange Commission, or the SEC, and that is designed to assist you in voting your shares.

Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

Because we care about the sustainability of our environment, and in accordance with SEC rules, we have elected to provide access to our proxy materials, including this Proxy Statement and our 2024 Annual Report, over the internet. Accordingly, we have sent a Notice of Internet Availability of Proxy Materials, or the Notice,

to our stockholders of record entitled to vote at the Annual Meeting with instructions for accessing the proxy materials. We mailed the Notice on or about April 25, 2025 to all stockholders entitled to vote at the Annual Meeting.

All stockholders entitled to vote at the Annual Meeting will have the ability to access the proxy materials by visiting the website referred to in the Notice, www.proxydocs.com/AGIO. This makes the proxy distribution process more efficient and less costly and helps conserve natural resources. The Notice also contains instructions to request to receive, free of charge, a printed set of the proxy materials. You may request the printed set of proxy materials over the internet at www.investorelections.com/AGIO, by emailing paper@investorelections.com, or by calling (866) 648-8133.

The Notice also identifies the date and time of the virtual Annual Meeting; instructions on how to attend the Annual Meeting online; the matters to be acted upon at the Annual Meeting and our board of directors’ recommendation with regard to each matter; and information on how to access and vote the form of proxy.

Can I vote my shares by filling out and returning the Notice?

No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Proxy Statement provides instructions on how to vote by proxy over the internet or by telephone, by requesting and returning a printed proxy card, or by voting online during the Annual Meeting.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will consider and vote on the following matters:

(1)

To elect each of the two Class III director nominees set forth in the Proxy Statement, each to serve for a three-year term expiring at the 2028 annual meeting of stockholders and until his or her respective successor is duly elected and qualified.

(2)	To vote, on an advisory basis, to approve the compensation paid to our named executive officers.

(3)	To approve an amendment to the Agios Pharmaceuticals, Inc. 2023 Stock Incentive Plan to increase the number of shares of common stock available thereunder by 2,500,000 shares.

(4)	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

Stockholders will also act on any other business that may properly come before the meeting, or any adjournment or postponement thereof.

Why is the 2025 Annual Meeting a virtual, online meeting?

Our 2025 Annual Meeting will be a virtual meeting of stockholders where stockholders will participate by accessing a website using the internet. There will not be a physical meeting location. We believe that hosting a virtual meeting facilitates greater stockholder attendance and participation by enabling stockholders to participate remotely from any location around the world. Our virtual meeting will be governed by our Rules of Conduct and Procedures which will be posted at www.proxydocs.com/AGIO in advance of the meeting. We have designed the virtual Annual Meeting to provide the same rights and opportunities to participate as stockholders have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform.

How do I virtually attend the Annual Meeting?

We will host the Annual Meeting live online via webcast. In order to attend the Annual Meeting online, you must register in advance at www.proxydocs.com/AGIO prior to the deadline of June 16, 2025 at 5:00 p.m., Eastern Time. Online registration for the Annual Meeting will begin on or around April 25, 2025, and you should allow ample time for online registration. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting. Please be sure to follow instructions found on your Notice, proxy card and/or voting instruction form and subsequent instructions that will be delivered to you via email.

The webcast of the Annual Meeting will start at 9:00 a.m., Eastern Time, on June 18, 2025. We will have technicians standing by and ready to assist you with any technical difficulties you may have accessing the virtual meeting at 9:00 a.m., Eastern Time on June 18, 2025. If you encounter any difficulties accessing the virtual meeting during registration or at the time of the virtual meeting, please contact technical support by following the instructions provided to you upon registration for the Annual Meeting.

Who can vote?

Only stockholders of record at the close of business on April 21, 2025, the record date for the Annual Meeting, are entitled to vote at the Annual Meeting. On this record date, there were 57,915,199 shares of our common stock outstanding. Common stock is our only class of stock outstanding.

How many votes do I have?

Each share of our common stock that you own as of the record date, April 21, 2025, entitles you to one vote on each matter that is voted on.

Is my vote important?

Your vote is important no matter how many shares you own. Please take the time to vote. Take a moment to read the instructions, choose the way to vote that is the easiest and most convenient for you and cast your vote as soon as possible.

How do I vote?

If you are the “record holder” of your shares, meaning that you own your shares in your own name and not through a bank, brokerage firm or other nominee, you may vote:

(1)

Over the Internet prior to the Annual Meeting: To vote over the internet prior to the Annual Meeting, please go to the following website: www.proxypush.com/AGIO, and follow the instructions at that site for submitting your proxy electronically. If you vote over the internet prior to the Annual Meeting, you do not need to complete and mail your proxy card or vote your proxy by telephone. Your vote must be received by 8:59 a.m., Eastern Time, on June 18, 2025 to be counted.

(2)

By Telephone prior to the Annual Meeting: To vote by telephone, please call (866) 509-2148, and follow the instructions provided on the proxy card. If you vote by telephone, you do not need to complete and mail your proxy card or vote your proxy over the internet. Your vote must be received by 8:59 a.m., Eastern Time, on June 18, 2025 to be counted.

(3)

By Mail prior to the Annual Meeting: To vote using the printed proxy card that may be delivered to you upon request, simply complete, sign and date the proxy card and return it promptly in the postage prepaid envelope provided to Proxy Tabulator for Agios Pharmaceuticals, Inc., c/o Mediant, a BetaNXT business, P.O. Box 8016, Cary, NC 27512-9903. If you vote by mail, you do not need to vote over the internet or by telephone. If Mediant receives the proxy card no later than June 17, 2025, we will vote your shares as you direct.

(4)

Online during the Annual Meeting: In order to attend the Annual Meeting online and vote online during the Annual Meeting, you must register in advance at www.proxydocs.com/AGIO prior to the deadline of June 16, 2025 at 5:00 p.m., Eastern Time. You may vote your shares online while virtually attending the Annual Meeting by following instructions found on your Notice, proxy card and/or voting instruction form and subsequent instructions that will be delivered to you via email. If you vote by proxy prior to the Annual Meeting and choose to attend the Annual Meeting online, there is no need to vote again during the Annual Meeting unless you wish to change your vote.

If your shares are held in “street name,” meaning they are held for your account by a bank, brokerage firm, or other nominee, you may vote:

(1)

Over the Internet or by Telephone prior to the Annual Meeting: You will receive instructions from your bank, brokerage firm, or other nominee if they permit internet or telephone voting. You should follow those instructions.

(2)

By Mail prior to the Annual Meeting: You will receive instructions from your bank, brokerage firm, or other nominee explaining how you can vote your shares by mail. You should follow those instructions.

(3)

Online during the Annual Meeting: You will receive instructions from your bank, brokerage firm, or other nominee explaining how you can register to attend the Annual Meeting online and vote your shares online during the Annual Meeting. You should follow those instructions.

Can I change my vote?

If your shares are registered directly in your name, you may revoke your proxy and change your vote by following one of the below procedures:

(1)

Vote over the internet or by telephone as instructed above under “Over the Internet prior to the Annual Meeting” and “By Telephone prior to the Annual Meeting”. Only your latest internet or telephone vote submitted prior to the Annual Meeting is counted. You may not change your vote prior to the Annual Meeting over the internet or by telephone after 8:59 a.m., Eastern Time, on June 18, 2025.

(2)

Sign, date and complete a new proxy card and send it by mail to Proxy Tabulator for Agios Pharmaceuticals, Inc., c/o Mediant, a BetaNXT business, P.O. Box 8016, Cary, NC 27512-9903. Mediant must receive the proxy card no later than June 17, 2025. Only your latest dated and timely received proxy will be counted.

(3)

Virtually attend the Annual Meeting and vote online as instructed above under “Online during the Annual Meeting”. Virtually attending the Annual Meeting, without voting online during the Annual Meeting, will not revoke your internet vote, telephone vote or proxy submitted by mail, as the case may be.

If your shares are held in “street name,” you may submit new voting instructions with a later date by contacting your bank, brokerage firm, or other nominee. You may also vote online during the Annual Meeting, which will have the effect of revoking any previously submitted voting instructions; see “How do I vote?” above.

Will my shares be voted if I do not return my proxy?

If your shares are registered directly in your name, your shares will not be voted if you do not vote over the internet, by telephone, or by mail prior to the Annual Meeting or online while virtually attending the Annual Meeting. If you submit a proxy card without giving specific voting instructions on one or more matters listed in the Notice, your shares will be voted as recommended by our board of directors on such matters, and as the proxyholders may determine in their discretion how to vote with respect to any other matters properly presented for a vote at the Annual Meeting.

If your shares are held in “street name,” your brokerage firm may, under certain circumstances, vote your shares if you do not return your voting instructions. Brokerage firms can vote customers’ uninstructed shares on discretionary matters but they will not be allowed to vote your uninstructed shares with respect to non-discretionary items. If you do not timely return voting instructions to your brokerage firm to vote your shares, your brokerage firm may, on discretionary matters, either vote your shares or leave your shares unvoted.

Your brokerage firm cannot vote your uninstructed shares on any matter that is not considered discretionary. Proposal 1, the election of two Class III directors, Proposal 2, an advisory vote on the compensation paid to our named executive officers, or NEOs, and Proposal 3, the approval of an amendment to our 2023 Stock Incentive Plan to increase the number of shares of common stock available thereunder, are not considered discretionary matters. If you do not instruct your brokerage firm on how to vote with respect to these items, your brokerage firm may not vote with respect to these proposals and those votes will be counted as “broker non-votes.” “Broker non-votes” are shares that are held in “street name” by a bank or brokerage firm that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter. Proposal 4, the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025, is considered a discretionary matter, and your brokerage firm will be able to vote on that item if it does not receive instructions from you, so long as it holds your shares in its name. We encourage you to provide voting instructions to your brokerage firm or other nominee. This ensures that your shares will be voted at the Annual Meeting according to your instructions. You should receive directions from your brokerage firm or other nominee about how to submit your voting instructions.

How many shares must be represented to hold the Annual Meeting?

A majority of our shares of common stock outstanding at the record date must be present virtually or represented by proxy to hold the Annual Meeting. This is called a quorum. For purposes of determining whether a quorum exists, we count as present any shares that are voted over the internet, by telephone, by completing and submitting a proxy by mail, or that are represented virtually at the Annual Meeting. Further, for purposes of establishing a quorum, we will count as present shares that a stockholder holds even if the stockholder votes to abstain or only votes on one of the proposals. In addition, we will count as present shares that are “broker non-votes”. If a quorum is not present, we expect to adjourn the Annual Meeting until we obtain a quorum.

The presence at the Annual Meeting, virtually or by proxy, of holders representing a majority of our outstanding common stock as of the record date, April 21, 2025, or approximately 28,957,600 shares, constitutes a quorum at the meeting and permits us to conduct the business of the meeting.

What vote is required to approve each matter and how are votes counted?

Proposal 1 — Election of Directors

The two nominees for director to receive the highest number of votes FOR election will be elected as directors. This is called a plurality. Proposal 1 is not considered a discretionary matter. Therefore, if your shares are held by your brokerage firm in “street name” and you do not timely provide voting instructions with respect to your shares, your brokerage firm cannot vote your shares on Proposal 1. Broker non-votes will not be counted as votes FOR or WITHHELD from any nominee. As a result, such broker non-votes will have no effect on the voting on Proposal 1. You may:

•	vote FOR all nominees;

•	vote FOR a particular nominee or nominees and WITHHOLD your vote from the other nominees; or

•	WITHHOLD your vote from all nominees.

Votes that are withheld will not be included in the vote tally for the election of directors and will have no effect on the voting on Proposal 1.

Proposal 2 — Advisory Vote on the Compensation Paid to Named Executive Officers

To approve Proposal 2, holders of a majority of the votes cast on the matter must vote FOR the proposal. Proposal 2 is not considered a discretionary matter. Shares which abstain and broker non-votes will not be counted as votes in favor of, or with respect to, this proposal and will also not be counted as votes cast. Accordingly, abstentions and broker non-votes will have no effect on the outcome of this proposal. Proposal 2 is non-binding. Because this vote is advisory and not binding on us or our board of directors in any way, our board may decide that it is in our and our stockholders’ best interests to compensate our named executive officers in an amount or manner that differs from that which is approved by our stockholders.

Proposal 3 — Amendment of the 2023 Stock Incentive Plan

To approve Proposal 3, holders of a majority of the votes cast on the matter must vote FOR the proposal. Proposal 3 is not considered a discretionary matter. Shares which abstain and broker non-votes will not be counted as votes in favor of, or with respect to, this proposal and will also not be counted as votes cast. Accordingly, abstentions and broker non-votes will have no effect on the outcome of this proposal.

Proposal 4 — Ratification of Appointment of Independent Registered Public Accounting Firm

To approve Proposal 4, holders of a majority of the votes cast on the matter must vote FOR the proposal. Proposal 4 is considered a discretionary matter. If your shares are held by your brokerage firm in “street name” and you do not timely provide voting instructions with respect to your shares, your brokerage firm may vote your uninstructed shares on Proposal 4. If your brokerage firm exercises this discretionary authority, no broker non-votes are expected to occur in connection with Proposal 4. If you ABSTAIN from voting on Proposal 4, your shares will not be voted FOR or AGAINST the proposal and will also not be counted as votes cast or shares voting on the proposal. As a result, voting to ABSTAIN will have no effect on the outcome of Proposal 4.

Although stockholder approval of our audit committee’s appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 is not required, we believe that it is advisable to give stockholders an opportunity to ratify this appointment. If this proposal is not approved at the Annual Meeting, our audit committee will reconsider its appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2025.

How does the board of directors recommend that I vote on the proposals?

Our board of directors recommends that you vote:

•	FOR the election of each of the two nominees to serve on our board of directors as Class III directors, each for a three-year term;

•	FOR the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers;

•	FOR the approval of an amendment to our 2023 Stock Incentive Plan to increase the number of shares of common stock available thereunder by 2,500,000 shares; and

•	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

Are there other matters to be voted on at the Annual Meeting?

We do not know of any matters that may come before the Annual Meeting other than the election of our Class III directors, the approval, on an advisory basis, of the compensation of our named executive officers, the approval of an amendment to our 2023 Stock Incentive Plan and the ratification of the appointment of our independent registered public accounting firm. If any other matters are properly presented at the Annual Meeting, the persons named in the accompanying proxy intend to vote, or otherwise act, in accordance with their judgment on the matter.

Who will count the votes?

The votes will be counted, tabulated and certified by Mediant, a BetaNXT business.

Will my vote be kept confidential?

Your vote will be kept confidential and we will not disclose your vote, unless (1) we are required to do so by law (including in connection with the pursuit or defense of a legal or administrative action or proceeding), or (2) there is a contested election for the board of directors. The inspector of election will forward any written comments that you make on the proxy card to management without providing your name, unless you expressly request disclosure on the proxy card.

How do I submit a question at the Annual Meeting?

If you wish to submit a question, on the day of the Annual Meeting, beginning at 8:00 a.m., Eastern Time on Wednesday, June 18, 2025, you may log into the virtual meeting platform using the unique link provided to you via email following the completion of your registration at www.proxydocs.com/AGIO, and follow the instructions there. Our virtual meeting will be governed by our Rules of Conduct and Procedures, which will be posted at www.proxydocs.com/AGIO in advance of the meeting. The Rules of Conduct and Procedures will govern the ability of stockholders to ask questions during the meeting, including rules on permissible topics, and rules for how questions and comments will be recognized and disclosed to meeting participants. All questions asked in accordance with the Rules of Conduct and Procedures received from stockholders before or during the virtual Annual Meeting will be posted on our website at investor.agios.com as soon as practicable following the Annual Meeting.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be tallied by the inspector of election and published in a current report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting.

How and when may I submit a stockholder proposal, including a stockholder nomination for director for the 2026 annual meeting of stockholders?

Stockholders wishing to suggest a candidate for director should write to our corporate secretary. In order to give the nominating and corporate governance committee sufficient time to evaluate a recommended candidate and/or include the candidate in our proxy statement for the 2026 annual meeting of stockholders, the recommendation should be received by our corporate secretary at our principal executive offices in accordance with our procedures detailed in the section below entitled “Stockholder Proposals.” Such submissions must state the nominee’s name, together with appropriate biographical information and background materials, and information with respect to the stockholder or group of stockholders making the recommendation, including the number of shares of common stock owned by such stockholder or group of stockholders, as well as other information required by our bylaws or SEC regulations. We may require any proposed nominee to furnish such other information as we may reasonably require in determining the eligibility of such proposed nominee to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such proposed nominee.

Who is paying the costs of soliciting these proxies?

We will pay all of the costs of soliciting proxies. Our directors, officers and other employees may solicit proxies in person or by mail, telephone, fax or email. We will pay our directors, officers and other employees no additional compensation for these services. We will ask banks, brokerage firms and other nominees to forward these proxy materials to their principals and to obtain authority to execute proxies. We may reimburse them for their expenses.

How do I obtain an Annual Report on Form 10-K?

If you would like a copy of our Annual Report on Form 10-K for the year ended December 31, 2024 that we filed with the SEC, we will send you one, without exhibits, free of charge. Please contact Investor Relations at 88 Sidney Street, Cambridge, Massachusetts 02139; telephone: 617-649-8600; e-mail: IR@agios.com.

All of our SEC filings are also available free of charge in the “Investors—Financials—SEC Filings” section of our website at www.agios.com.

Whom should I contact if I have any questions?

If you have any questions about the Annual Meeting or your ownership of our common stock, please contact Investor Relations at 88 Sidney Street, Cambridge, Massachusetts 02139; telephone: 617-649-8600; e-mail: IR@agios.com.

Cautionary Note Regarding Forward-Looking Statements

This proxy statement contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those regarding the potential benefits of PYRUKYND® (mitapivat) and tebapivat; the company’s plans, strategies and expectations for its preclinical, clinical and commercial advancement of its drug development, including PYRUKYND®, tebapivat, AG-181 and AG-236; the company’s strategic vision and goals; and the potential benefits of the company’s strategic plans and focus. The words “aim,” “anticipate,” “believe,” “could,” “expect,” “goal,” “hope,” “intend,” “may,” “might,” “milestone,” “plan,” “potential,” “possible,” “strategy,” “will,” “vision,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from the company’s current expectations and beliefs. For example, there can be no guarantee that any product candidate the company is developing will successfully commence or complete necessary preclinical and clinical development phases, that development of any of the company’s product candidates will successfully continue or that any of the company’s product candidates will receive marketing approval. There can be no guarantee that any positive developments in the company’s business will result in stock price appreciation. Management’s expectations and, therefore, any forward-looking statements in this proxy statement could also be affected by risks and uncertainties relating to a number of other important factors, including, without limitation: risks and uncertainties related to the company’s ability to conduct its ongoing and planned research activities and its conduct ongoing and planned preclinical studies and clinical trials; the company’s ability to obtain clinical supply of current or future drug candidates and commercial supply of current or future approved products; the company’s ability to launch, market and sell current or future approved products; the company’s results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; the content and timing of decisions made by the U.S. Food and Drug Administration, the European Medicines Agency or other regulatory authorities, investigational review boards at clinical trial sites and publication review bodies; the company’s ability to obtain and maintain requisite regulatory approvals and to enroll patients in its planned clinical trials; unplanned cash requirements and expenditures; competitive factors; the company’s ability to obtain, maintain and enforce patent and other intellectual property protection for any product candidates it is developing; the company’s ability to establish and maintain key collaborations; and general economic and market conditions. These and other risks are described in greater detail under the caption “Risk Factors” included in the company’s public filings with the SEC. Any forward-looking statements contained in this proxy statement speak only as of the date hereof, and the company expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

STOCKHOLDERS SHARING THE SAME ADDRESS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices and, if applicable, our annual report and other proxy materials, with respect to two or more stockholders sharing the same address by delivering a single Notice and, if applicable, a single set of our annual report and proxy materials, addressed to those stockholders. This practice, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Notice and, if applicable, a single copy of our annual report and our proxy materials, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice and, if applicable, a separate set of our annual report and proxy materials in the future, please notify your broker or contact us. If you wish to receive a separate set of our annual report and proxy materials for this year’s Annual Meeting, we will deliver them promptly upon written or oral request. Stockholders who currently receive multiple copies of the Notice, and, if applicable, our annual report and other proxy materials at their addresses and would like to request “householding” of their communications should contact their brokers or us. To contact us, direct your written or oral request to: Agios Pharmaceuticals, Inc., 88 Sidney Street, Cambridge, MA 02139, Attention: Corporate Secretary, 617-649-8600 or contact Investor Relations at 617-649-8600.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information relating to the beneficial ownership of our common stock as of March 31, 2025, by:

•	each person known by us to beneficially own more than 5% of our outstanding shares of common stock;

•	each of our directors and nominees for director;

•

our principal executive officer, our principal financial officer and our other executive officers named in the Summary Compensation Table below, whom we collectively refer to as our named executive officers; and

•	all directors and executive officers as a group.

The percentage of shares beneficially owned is computed on the basis of 57,886,781 shares of our common stock outstanding as of March 31, 2025. The number of shares beneficially owned by each stockholder is determined under rules of the SEC. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options or other rights held by such person that are currently exercisable or will become exercisable within 60 days of March 31, 2025 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the address of all listed stockholders is c/o Agios Pharmaceuticals, Inc., 88 Sidney Street, Cambridge, MA 02139. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

	Shares of Common Stock Owned	+	Common Stock Underlying Options and Other Rights Acquirable Within 60 Days	=	Total Beneficial Ownership
Name of Beneficial Owner					Number	Percentage

5% Stockholders
Entities affiliated with Farallon Capital Partners, L.P. (1)	5,674,466		—		5,674,466	9.8%
The Vanguard Group(2)	5,599,917		—		5,599,917	9.7%
BlackRock, Inc.(3)	4,962,237		—		4,962,237	8.6%
BB Biotech AG(4)	3,515,150		—		3,515,150	6.1%

Named Executive Officers and Directors
James Burns	25,449		126,541		151,990	*
Sarah Gheuens, M.D., Ph.D.	53,897		83,067		136,964	*
Brian Goff	92,345		493,940		586,285	1.0%
Cecilia Jones	25,829		108,330		134,159	*
Tsveta Milanova	22,892		96,642		119,534	*
Jacqualyn A. Fouse, Ph.D.	140,784		837,975		978,759	1.7%
Rahul Ballal, Ph.D.	7,992		25,040		33,032	*
Jeffrey Capello	1,976		15,897		17,873	*
Kaye Foster(5)	7,548		62,767		70,315	*
Maykin Ho, Ph.D.	14,912		117,118		132,030	*
Catherine Owen	1,976		15,897		17,873	*
David Scadden, M.D.	15,483		103,668		119,151	*
Cynthia Smith	7,992		45,040		53,032	*
All executive officers and directors as a group (14 persons)	419,075		2,131,922		2,550,997	4.3%

*	Less than 1%.

(1)

Based solely on a Schedule 13G/A filed with the SEC on February 4, 2025 by Farallon Capital Partners, L.P. and the following associated entities and persons: Farallon Capital Institutional Partners, L.P., Farallon Capital Institutional Partners II, L.P., Farallon Capital Institutional Partners III, L.P., Four Crossings Institutional Partners V, L.P., Farallon Capital Offshore Investors II, L.P., Farallon Capital F5 Master I, L.P., Farallon Capital (AM) Investors, L.P., Farallon Healthcare Partners Master, L.P., Farallon Partners, L.L.C., Farallon Institutional (GP) V, L.L.C., Farallon F5 (GP), L.L.C., Farallon Healthcare Partners (GP), L.L.C., Joshua J. Dapice, Philip D. Dreyfuss, Hannah E. Dunn, Richard B. Fried, Varun N. Gehani, Nicolas Giauque, David T. Kim, Michael G. Linn, Patrick (Cheung) Luo, Rajiv A. Patel, Thomas G. Roberts, Jr., Edric C. Saito, William Seybold, Daniel S. Short, Andrew J. M. Spokes, John R. Warren, and Mark C. Wehrly, or collectively, the Farallon Reporting Persons, reporting beneficial ownership, consisting of shared voting power and shared dispositive power over these shares. The address of the Farallon Reporting Persons is c/o Farallon Capital Management, L.L.C., One Maritime Plaza, Suite 2100, San Francisco, California 94111.

(2)

Based solely on a Schedule 13G/A filed with the SEC on February 12, 2024. The Vanguard Group, or Vanguard, is deemed to be the beneficial owner of 5,599,917 shares of common stock, with respect to which it reported shared voting power over 38,887 shares, sole dispositive power over 5,497,393 shares and shared dispositive power over 102,524 shares. The address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(3)

Based solely on a Schedule 13G/A filed with the SEC on January 25, 2024 by BlackRock, Inc., or BlackRock, and certain of its subsidiaries. BlackRock is deemed to be the beneficial owner of 4,962,237 shares of common stock, with respect to which it reported sole voting power over 4,824,374 shares and sole dispositive power over 4,962,237 shares. The address of BlackRock is 50 Hudson Yards, New York, NY 10001.

(4)

Based solely on a Schedule 13G/A filed with the SEC on February 14, 2025. BB Biotech AG, or BB Biotech, and its wholly-owned subsidiary Biotech Target N.V., or Biotech Target, share voting and dispositive power over 3,515,150 shares of common stock. The address of BB Biotech is Schwertstrasse 6, CH-8200 Schaffhausen, Switzerland and the address of Biotech Target is Ara Hill Top Building, Unit A-5, Pletterijweg Oost 1, Curacao.

(5)	Includes shares of common stock held by the Foster Family Revocable Trust.

DELINQUENT SECTION 16(a) REPORTS

Under Section 16(a) of the Exchange Act, directors, executive officers, our principal accounting officer and beneficial owners of 10% or more of our common stock, or reporting persons, are required to report to the SEC on a timely basis the initiation of their status as a reporting person and any changes with respect to their beneficial ownership of our common stock. Based solely on our review of copies of such forms that we have received, or written representations from reporting persons, we believe that during the fiscal year ended December 31, 2024, all reporting persons complied with all applicable filing requirements, except with respect to Form 4 filings by Dr. Fouse, Mr. Goff, Ms. Jones, Mr. Burns, Dr. Gheuens and Ms. Milanova on January 24, 2024 to report the vesting of performance share units on January 20, 2024.

PROPOSAL 1:

ELECTION OF DIRECTORS

Our board of directors is divided into three classes, with one class of our directors standing for election each year. Directors in each class are elected at the annual meeting of stockholders held in the year in which the term for their class expires and hold office for a three-year term and until their resignation or removal or their successors are duly elected and qualified. In accordance with our certificate of incorporation and bylaws, our directors may fill existing vacancies on the board of directors.

The term of office of our Class III directors, Jacqualyn A. Fouse, Ph.D. and David Scadden, M.D., will expire at the Annual Meeting. The nominees for Class III directors for election at the Annual Meeting are Drs. Fouse and Scadden. If either of Dr. Fouse or Dr. Scadden is elected at the Annual Meeting, such individual will be elected to serve for a three-year term that will expire at our 2028 annual meeting of stockholders and until such individual’s successor is elected and qualified.

If no contrary indication is made, proxies in the accompanying form will be voted for Drs. Fouse and Scadden or, in the event that either of Drs. Fouse and Scadden is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who is designated by our board of directors to fill the vacancy.

Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, knowledge of our business, understanding of the competitive landscape and adherence to high ethical standards. Certain individual qualifications and skills of our directors that contribute to the board of directors’ effectiveness as a whole are described in the following paragraphs.

Information Regarding Directors

The following paragraphs provide information as of the date of this Proxy Statement about each director and nominee for director, as furnished to us by the directors and nominees for director. The information presented includes information each such individual has given us about his or her age, all positions he or she holds, his or her principal occupation and business experience for the past five years, and the names of other publicly-held companies of which he or she currently serves as a director or has served as a director during the past five years. In addition to the information presented below regarding each such individual’s specific experience, qualifications, attributes and skills that led our board of directors to the conclusion that he or she should serve as a director, we also believe that each of our directors and director nominees has a reputation for integrity, honesty and adherence to high ethical standards. Each has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to our company and our board of directors. Finally, we value their significant experience on other public company boards of directors and board committees.

Information about the number of shares of common stock beneficially owned by each of our directors and nominees for director appears above under the heading “Security Ownership of Certain Beneficial Owners and Management.”

There are no family relationships between or among any of our executive officers, directors or nominees for director.

Nominees for Election to the Board of Directors

Term Expiring at the 2028 Annual Meeting of Stockholders, if elected at the Annual Meeting (Class III)

Name	Age (as of April 1, 2025)	Position with Agios Pharmaceuticals, Inc.
Jacqualyn A. Fouse, Ph.D.	63	Chair
David Scadden, M.D.	72	Director

Jacqualyn A. Fouse, Ph.D. served as our chief executive officer from February 2019 to August 2022, and has served as a member of our board of directors since December 2017. Dr. Fouse has served as the chair of our board of directors since August 2022. Dr. Fouse served as executive chair of Dermavant Sciences, Inc., a biopharmaceutical company, from July 2017 until September 2018. From September 2010 until June 2017, Dr. Fouse served in various capacities at Celgene Corporation, a biopharmaceutical company, or Celgene, serving as strategic advisor to the management executive committee from April 2017 to June 2017, president and chief operating officer from March 2016 to March 2017, president, hematology and oncology from August 2014 to February 2016, executive vice president and chief financial officer from February 2012 to July 2014, and senior vice president and chief financial officer from September 2010 to February 2012. Prior to joining Celgene, Dr. Fouse served as chief financial officer of Bunge Limited, or Bunge, a global agribusiness and food company, from 2007 to 2010. Prior to joining Bunge, Dr. Fouse served as senior vice president, chief financial officer and corporate strategy at Alcon Laboratories, Inc., or Alcon, a global medical company, from 2006 to 2007, and as its senior vice president and chief financial officer from 2002 to 2006. Prior to her time with Alcon she held a variety of senior leadership roles with international companies. Dr. Fouse is also a director and member of the audit and finance committee and nominating and corporate governance committee of Incyte Corporation, and a director of Madrigal Pharmaceuticals, Inc., a publicly traded biopharmaceutical company, and was a director of Perrigo Company, a publicly traded pharmaceutical manufacturer, Celgene and Dick’s Sporting Goods, Inc., a publicly traded sporting goods retailer. Dr. Fouse also serves on the board of directors, and as Treasurer, of the non-profit organization Friends of Herring River and on the Northeast Chapter board of the non-profit organization the Society for Ecological Restoration. Dr. Fouse earned a B.A. and an M.A. in Economics and a Ph.D. in Finance from the University of Texas at Arlington. She also earned a Masters in Environmental Management from the Yale University School of Forestry and Environmental Studies and Masters in Wildlife Forensics and Conservation from the University of Florida. We believe Dr. Fouse is qualified to serve as a member of our board of directors due to her extensive experience in the biotechnology sector and her international and senior leadership experience.

David Scadden, M.D. has served as a member of our board of directors since May 2017. Dr. Scadden is a hematologist/oncologist and physician-scientist. He is the Gerald and Darlene Jordan Professor of Medicine at Harvard University, a position he has held since 2006. Since 1995, Dr. Scadden has practiced at the Massachusetts General Hospital, where he founded and directs the Center for Regenerative Medicine and directed the Hematologic Malignancies Center of the MGH Cancer Center for 10 years. Dr. Scadden co-founded and co-directs the Harvard Stem Cell Institute and is Chairman emeritus and Professor of the Harvard University Department of Stem Cell and Regenerative Biology. He is a member of the National Academy of Medicine, the American Academy of Arts and Sciences, is an affiliate member of the Broad Institute of Harvard and MIT and is a former member of the Board of External Experts for the National Heart, Lung and Blood Institute, the Board of Scientific Counselors for the National Cancer Institute, Board of Directors of the International Society for Stem Cell Research and the Executive Committee of the American Society of Hematology. Dr. Scadden is on the board of directors and organization, leadership and compensation and science and technology committees of Editas Medicine, Inc., a publicly traded biotechnology company, on the board of directors and science committee of Carisma Therapeutics Inc., a publicly traded biotechnology company, and on the board of directors of the private biotechnology company Lightning Biotherapeutics. Dr. Scadden is also a scientific founder of Fate Therapeutics, Inc., a publicly traded biotechnology company, and was a scientific founder and member of the board of directors and scientific advisory board of Magenta Therapeutics, a publicly traded biotechnology company now merged with Dianthus Therapeutics, Inc. Dr. Scadden was also formerly on the boards of directors of the private biotechnology companies LifeVault Bio, Sonata Therapeutics and Clear Creek Bio, Inc. He is the recipient of numerous honors including the E. Donnall Thomas and the Dameshek awards from the American Society of Hematology and awards from the Doris Duke Charitable Trust, the Ellison Medical Foundation, the Burroughs Welcome Fund, and the Leukemia and Lymphoma Society. Dr. Scadden holds degrees from Bucknell University, Case Western Reserve University and honorary degrees from Harvard University, Bucknell University, Case Western Reserve University and Lund University in Sweden. We believe Dr. Scadden is qualified to serve on our board of directors due to his scientific expertise in the field of hematology.

Members of the Board of Directors Continuing in Office

Term Expiring at the 2026

Annual Meeting of Stockholders (Class I)

Name	Age (as of April 1, 2025)	Position with Agios Pharmaceuticals, Inc.
Rahul Ballal, Ph.D.	47	Director
Brian Goff	56	Chief Executive Officer and Director
Cynthia Smith	56	Director

Rahul Ballal, Ph.D. has served as a member of our board of directors since August 2022. Dr. Ballal has served as chief executive officer of Mediar Therapeutics Inc., or Mediar, a private biotechnology company, since March 2023. Prior to that, he served as President and Chief Executive Officer of Imara, Inc. or Imara, a publicly traded biotechnology company, from June 2018 until its merger with Enliven Therapeutics, Inc., or Enliven, in February 2023. Prior to joining Imara, Dr. Ballal served as Chief Business Officer of Northern Biologics Inc., a biotechnology company, from May 2016 to June 2018, and as an Entrepreneur-in-Residence at Versant Ventures Management LLC, a life sciences venture capital firm. Previously, Dr. Ballal was Vice President, Business Development at Flexion Therapeutics, Inc., or Flexion, a publicly traded biopharmaceutical company, from March 2011 to May 2016. Prior to Flexion, he held a venture fellowship position at Novartis Venture Funds, a venture capital fund, as part of the Kauffman Fellowship, from June 2010 to June 2012, and overlapped in business development at the Broad Institute of Massachusetts Institute of Technology, a biomedical and genomic research center. Dr. Ballal serves on the boards of directors of Mediar and Enliven, and on the boards of directors of private biotechnology companies Vaderis Therapeutics AG and InduPro, Inc. Dr. Ballal received his Ph.D. in biochemistry and molecular biology from Georgetown University, his M.S. in bioinformatics from Johns Hopkins University and his B.A. in biology from Brown University. We believe Dr. Ballal is qualified to serve on our board of directors based on his broad experience in the life sciences industry, including in various investment, operating and leadership roles.

Brian Goff has served as our chief executive officer and a member of our board of directors since August 2022. Prior to joining Agios, Mr. Goff served as Executive Vice President, Chief Commercial and Global Operations Officer of Alexion Pharmaceuticals, Inc. or Alexion, from June 2017 to July 2021. Mr. Goff led the global commercial and operations teams at Alexion, which included responsibility for country operations in each of Alexion’s affiliates in North America, EMEA, Japan, Asia Pacific, and Latin America. Prior to joining Alexion in June 2017, Mr. Goff was Chief Operating Officer and a member of the board of directors of Neurovance, Inc., a biopharmaceutical company, from December 2016 until its acquisition by Otsuka Pharmaceuticals Co., Ltd. in March 2017. Prior to joining Neurovance, Mr. Goff served as the Executive Vice President & President — Hematology Division of Baxalta Incorporated, a biopharmaceutical company, from January 2015 to July 2016 until its acquisition by Shire plc. He previously served with Baxter Healthcare Corporation as Global Hemophilia Franchise Head from June 2012 to December 2014. Earlier in his career, Mr. Goff held positions of increasing responsibility in sales and marketing roles with Novartis Pharmaceuticals, and the pharmaceutical division of Johnson & Johnson. Mr. Goff currently serves on the board of directors and nominating and corporate governance committee and chairs the compensation and talent development committee of publicly traded biotechnology company Intellia Therapeutics, Inc. Mr. Goff has an M.B.A. from the Wharton School at the University of Pennsylvania and a B.A. from Skidmore College. We believe Mr. Goff is qualified to serve as a member of our board of directors due to his more than 30 years of industry experience, including executive commercial leadership experience in rare diseases and international operations.

Cynthia Smith has served as a member of our board of directors since August 2022. Since January 2017, Ms. Smith has consulted as a strategic advisor for biotechnology companies. Previously, she served as Chief Commercial Officer and a member of the Executive Committee of ZS Pharma, Inc., or ZS Pharma, a specialty pharmaceutical company developing therapies for treatment of hyperkalemia and liver diseases, from 2013 to 2016, where she led efforts to transition the company from a development stage company to a commercial enterprise. ZS Pharma was acquired by AstraZeneca in 2015. Prior to ZS Pharma, Ms. Smith served as Vice President, Market Access and Commercial Development at Affymax, Inc., a biopharmaceutical company, from 2008 to 2013. From 2000 to 2008, she held various senior leadership positions in market access, corporate strategy, government relations and external affairs at Merck & Co. Before beginning her career in the biopharmaceutical industry, Ms. Smith served as a healthcare policy analyst in the Office of Management and Budget at the White House from 1995 to 2000. Ms. Smith currently serves on the boards of directors of publicly traded biotechnology companies Akebia Therapeutics, Inc. Protara Therapeutics, Inc., Spero Therapeutics, Inc. and Tvardi Therapeutics, Inc., and on the board of directors of the French-American Foundation. Ms. Smith previously served on the board of directors of Nivalis Therapeutics, Inc. from November 2016 to July 2017 and on the board of directors of Dicerna Pharmaceuticals, Inc. from August 2018 until its acquisition by Novo Nordisk A/S in 2021. Ms. Smith earned a B.A. from the University of North Carolina at Chapel Hill, an M.B.A. from the Wharton School and an M.S. in public policy from the Eagleton Institute of Politics at Rutgers University. We believe that Ms. Smith is qualified to serve on our board of directors due to her more than two decades of broad leadership experience within the biopharmaceutical industry.

Term Expiring at the 2027

Annual Meeting of Stockholders (Class II)

Name	Age (as of April 1, 2025)	Position with Agios Pharmaceuticals, Inc.
Kaye Foster	65	Director
Maykin Ho, Ph.D.	72	Director
Jeffrey Capello	60	Director
Catherine Owen	54	Director

Kaye Foster has served as a member of our board of directors since December 2014. Ms. Foster has nearly 30 years of experience in human resources in the pharmaceutical industry and has been a Senior Advisor at the Boston Consulting Group since 2014 and in January 2022 joined ARCH Venture Partners as a venture partner. Previously, she was Senior Vice President, Global Human Resources at Onyx Pharmaceuticals, Inc., an Amgen, Inc., or Amgen, subsidiary and a biopharmaceutical company, or Onyx, from 2010 to 2014. At Onyx, which was acquired by Amgen in 2013, she led all aspects of human resources for U.S. and global operations. Prior to joining Onyx, Ms. Foster was Global Vice President of Human Resources and an Executive Committee member at Johnson and Johnson Corporation, a publicly traded healthcare company, from 2003 to 2010. Before Johnson and Johnson, Ms. Foster held several senior human resources executive positions with Pfizer Inc., a publicly traded pharmaceuticals company, supporting its pharmaceuticals businesses in Japan, Asia, Africa, Middle East and Latin America and, notably, led the integration of both the Warner-Lambert and Pharmacia mergers for these regions. Prior to that, she gained 10 years of operational experience within The Yellow Pages. She currently serves on the board of directors and compensation committee of Prime Medicine, Inc., a publicly traded biotechnology company, on the board of directors and compensation and community equity committee of

National Resilience Inc., a technology-focused biomanufacturing company, on the board of directors, compensation committee and nominating and corporate governance committee of Xaira Therapeutics, a private biotechnology company, on the board and human resources committee of Spelman College and on the Board of Trustees of the Glide Foundation. Ms. Foster formerly served on the board of directors and compensation committee of Grail, Inc., or Grail, a private biotechnology company, prior to its acquisition by Illumina, Inc., or Illumina, and on the board of directors and compensation and facilities committees of Stanford Health Care, a hospital and healthcare system. She earned her undergraduate degree at Baruch College of the City University of New York and received her M.B.A. from Columbia University, Graduate School of Business. We believe Ms. Foster’s qualifications to serve on our board of directors include her extensive experience as an executive in the pharmaceuticals industry, including her experience in people management, compensation planning and driving and maintaining corporate culture.

Maykin Ho, Ph.D. has served as a member of our board of directors since June 2015. Dr. Ho has more than 30 years of experience in the healthcare and finance industries. She has been a venture partner at Qiming Venture Partners, a venture capital firm in China and Hong Kong, since July 2015. From July 1992 to February 2015, she held various positions at Goldman Sachs, a global investment bank, including: from 2010 to 2015, she served as advisory director of global healthcare investment banking; from 2002 to 2010, she served as partner and co-head of healthcare investment research; and from 1992 to 2010 she served as senior biotechnology research analyst. Prior to Goldman Sachs, Dr. Ho held various managerial positions in licensing, strategic planning, marketing and research at DuPont-Merck Pharmaceuticals, a global pharmaceutical company, and DuPont de Nemours & Company. She is a member of the board of directors of Fibrogen, Inc., a publicly traded biotechnology company; a member of the board of directors and audit committee of Parexel International, a privately-held, global pharmaceutical services company; a member of the board of directors, audit committee and science and technology committee of BioMarin Pharmaceutical Inc., a publicly traded biopharmaceutical company; and a member of the board of directors, audit committee and nominating and governance committee of Neumora Therapeutics, Inc., a public biotechnology company. Dr. Ho previously served on the board of directors, audit committee and chaired the nominating and corporate governance committee of Grail, prior to its acquisition by Illumina in 2021. Dr. Ho also serves on the board of directors, audit committee and investment committee of two non-profit research institutes: the Aaron Diamond AIDS Research Center and the Institute for Protein Innovation. In addition, she is a member of the Biotech Advisory Panel of The Stock Exchange of Hong Kong. Previously, Dr. Ho served on the board of directors and audit committee of Parexel International when it was a publicly traded company, and on the investment committee of the Society of Neuroscience. She was a postdoctoral fellow at the pathology department of Harvard Medical School and a graduate of the Advanced Management Program at The Fuqua School of Business, Duke University. Dr. Ho received a Ph.D. in microbiology and immunology and a B.S. from the State University of New York, Downstate Medical Center. We believe Dr. Ho is qualified to serve on our board of directors due to her extensive experience in healthcare investment research and banking.

Jeffrey Capello has served on our board of directors since June 2023. Mr. Capello has served as the managing partner of Monomoy Advisors, a financial advisory firm, since April 2021. Mr. Capello served as the Executive Vice President and Chief Financial Officer of Biogen Inc, a biopharmaceutical company, from December 2017 to August 2020. Prior to joining Biogen, Mr. Capello served as the Chief Financial Officer of Beacon Health Options, Inc., a behavioral health company, with responsibility for finance, human resources, information technology, real estate and procurement from October 2016 until November 2017. From July 2015 until September 2016, Mr. Capello was the founder and Chief Executive Officer of Monomoy Advisors. From July 2014 until June 2015 Mr. Capello served as the Executive Vice President and Chief Financial Officer of Ortho-Clinical Diagnostics, an in-vitro diagnostics company that was acquired by the Carlyle Group from Johnson & Johnson, with responsibility for global finance and business development. From March 2010 to December 2013 Mr. Capello served as Chief Financial Officer and Executive Vice President of Boston Scientific Corporation, a medical device company. Mr. Capello joined Boston Scientific in June 2008 and served as Senior Vice President and Chief Accounting Officer until March 2010. From 2006 to 2008 he was the Senior Vice President and Chief Financial Officer with responsibilities for global finance and business development at

PerkinElmer, Inc., a life sciences tool company. Previously, he served as PerkinElmer’s Vice President of Finance, Corporate Controller, Treasurer and Chief Accounting Officer from 2001 to 2006. Prior to his tenure at PerkinElmer, Mr. Capello was a Partner at PricewaterhouseCoopers LLP, both in the United States and in the Netherlands. Mr. Capello serves on the board of directors of Neogen Corporation, a publicly traded company that develops solutions for food and animal safety, and previously served on the boards of directors and chaired the audit committees of public biotechnology companies Sirtis Pharmaceuticals, Inc., OvaScience, Inc. and Flex Pharma, Inc. Mr. Capello holds a M.B.A. from Harvard Business School and a B.S. in Business Administration from the University of Vermont. We believe that Mr. Capello is qualified to serve on our board of directors due to his over 30 years of industry experience, including extensive experience as a senior finance executive.

Catherine Owen has served as a member of our board of directors since June 2023. In her most recent role, Ms. Owen was Senior Vice President, Major Markets at Bristol-Myers Squibb, or BMS, a global biopharmaceutical company, overseeing commercial operations for the business in 18 countries including Japan, Germany, France, and others across Europe. Ms. Owen joined BMS in 2019 from Johnson & Johnson Corporation, or J&J, a healthcare company, where she served most recently as President of Janssen Immunology North America from 2018 to 2019, which launched new products in Crohn’s disease and psoriasis and led the development of J&J’s biosimilars strategy. Prior to leading Janssen Immunology, Ms. Owen was the President of the Infectious Diseases business in the US from 2016 to 2018, responsible for the HIV, RSV, Flu, and Hepatitis B pipeline. Prior to that Ms. Owen worked in various functions and businesses at J&J and led the launches of multiple products in both Europe and the United States. Ms. Owen began her career in the pharmaceutical industry in 1992 at AstraZeneca in London as a production support pharmacist. Ms. Owen was formerly on the board of directors and chair of the compensation committee for Optinose PLC, a public specialty pharmaceutical company, and was on the board of directors of Robert Wood Johnson University Hospitals, a non-profit organization. Ms. Owen earned her Bachelor of Science degree in pharmacy from the University of Manchester and completed her registered pharmacy degree and was a member of the Royal Pharmaceutical Society of Great Britain, MRPhs. We believe that Ms. Owen is qualified to serve on our board of directors because of her extensive commercial experience in the biotechnology industry.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF DRS. FOUSE AND SCADDEN.

CORPORATE GOVERNANCE

General

We believe that good corporate governance is important to ensure that Agios is managed for the long-term benefit of our stockholders. This section describes key corporate governance practices that we have adopted. We have adopted a code of business conduct and ethics, which applies to all of our officers, directors and employees, corporate governance guidelines and charters for our audit committee, our compensation & people committee, our nominating and corporate governance committee and our science and technology committee. We have posted copies of our code of business conduct and ethics and corporate governance guidelines, as well as each of our committee charters, on the Corporate Governance page of the Investors section of our website, www.agios.com, which you can access free of charge. Information contained on the website is not incorporated by reference in, or considered part of, this Proxy Statement. We intend to disclose on our website any amendments to, or waivers from, our code of business conduct and ethics that are required to be disclosed by law or Nasdaq listing standards. We will also provide copies of these documents, as well as our other corporate governance documents, free of charge, to any stockholder upon written request to Investor Relations, at 88 Sidney Street, Cambridge, Massachusetts 02139; telephone: 617-649-8600; e-mail: IR@agios.com.

Corporate Governance Guidelines

Our board of directors has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of Agios and our stockholders. These guidelines, which provide a framework for the conduct of our board’s business, provide that:

•	our board’s principal responsibility is to oversee the management of Agios;

•	a majority of the members of our board shall be independent directors;

•	the independent directors meet regularly in executive session;

•	directors have full and free access to management and, as necessary and appropriate, independent advisors;

•	new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and

•	our board and its committees conduct a self-evaluation annually to determine whether they are functioning effectively.

Corporate Social Responsibility

We are committed to building a sustainable business that provides long-term value for all our stakeholders. Central to our mission is our drive to improve the lives of patients with life-threatening and life-altering rare diseases, including those communities that have, until now, been underserved. We also support and advance a range of other responsibilities, such as: increasing access to medicines; furthering knowledge of rare conditions; promoting principles of inclusion inside and outside of the company; building a strong culture of flexibility and respect; supporting health equity; reducing our waste and energy usage; making a difference in our communities; and conducting our business according to the highest ethical standards.

Since 2020, we have published our Environmental, Social, and Governance, or ESG, Report, with the intent of disclosing relevant ESG initiatives and metrics from across the company that are aligned not only with our values and our culture, but also with the United Nations Sustainable Development Goals and the standards for the Biotechnology and Pharmaceuticals industry set by the Sustainability Accounting Standards Board, now part of the International Financial Reporting Standards (IFRS). Our 2025 ESG Report is available on our website, www.agios.com, under the “Corporate Governance” section. The contents of the ESG Report are not deemed to be part of this proxy statement or incorporated by reference herein.

Our ESG program is centered around our commitments to the patients we serve, our employees, our communities and world, and business ethics and values.

Our Commitment to Patients

Advancing Science

We are focused on making a difference for rare disease patients by discovering, developing, and delivering innovative therapies. Our pioneering research in pyruvate kinase, or PK, activation led to the first approved therapy for PK deficiency, a rare, debilitating, lifelong blood disorder, and has also driven the development of a robust clinical and preclinical pipeline. This pipeline spans late-, mid- and early-stage programs targeting several rare diseases, including thalassemia, sickle cell disease, or SCD, lower-risk myelodysplastic syndromes, or MDS, phenylketonuria and polycythemia vera.

Improving Care for Underserved Communities

In addition to developing the first approved therapy for PK deficiency, we have also supported this patient community holistically. We have made significant progress in understanding the burden of PK deficiency by funding a natural history study and establishing the first global patient registry. Additionally, we have developed educational resources for physicians and patients, and partnered with patient advocacy groups to create the first international PK deficiency patient advisory council — a multidisciplinary team including patients, caregivers, advocates and clinicians.

We have taken a similar approach to supporting the thalassemia community. There are currently no approved treatment options for those with alpha-thalassemia, and treatment options are limited for those with beta-thalassemia. Our global thalassemia clinical development program includes patients across the full range of thalassemia subtypes, including both alpha- and beta-thalassemia as well as transfusion-dependent and non-transfusion-dependent thalassemia. Based on the positive results from the ENERGIZE and ENERGIZE-T phase 3 studies, we filed regulatory applications for PYRUKYND® (mitapivat) for the treatment of adult patients with non-transfusion-dependent and transfusion-dependent alpha- or beta-thalassemia with the U.S., European Union, Kingdom of Saudi Arabia and United Arab Emirates health authorities. Beyond our clinical programs, we have taken a role in helping strengthen the thalassemia community by fostering meaningful connections among physicians, patients, caregivers and industry stakeholders. One key initiative is the formation of the Thalassemia Advocacy Advisory Council, or AAC, which was established to provide strategic insights that ensure Agios’ thalassemia efforts deliver real value to those impacted by the disease. AAC members also spearhead projects that empower both local and global thalassemia communities through education, advocacy and collaboration. In 2024, the AAC launched the Global Thalassemia Health Literacy Survey, which is an initiative aimed at identifying gaps in understanding and uncovering misinformation related to disease management. Insights from this survey are now informing the development of peer-to-peer educational programs that address critical knowledge gaps, strengthen patient empowerment and promote informed decision-making in care.

With our SCD program, our goal is to deliver a novel, oral therapy that improves anemia and reduces vaso-occlusive crises. Our phase 3 RISE UP study is a global, double-blind, randomized, placebo-controlled trial evaluating the efficacy and safety of mitapivat in SCD patients who are 16 years of age or older. We collaborated closely with the SCD community to design and drive awareness of the RISE UP clinical program. As a result, the phase 3 RISE UP study completed enrollment of over 200 patients worldwide in just over a year, with the topline results from the study expected by the end of 2025. In addition, Agios provides funding for the American Society of Hematology’s Sickle Cell Disease Centers Workshop, a program designed to offer valuable information and support to institutions exploring the development of comprehensive SCD centers. We also sponsor a traveling art exhibit showcasing the work of a prominent sickle cell warrior and advocate.

Recognizing the shared challenges and experiences of these patient communities, Agios launched the Red Cell Revolution — a multi-stakeholder advocacy advisory council focused on hemolytic anemias, including SCD, thalassemia, and PK deficiency. The council comprises 20 individuals, including patients, caregivers, healthcare professionals, and representatives from Agios. United by a common vision, the council aims to foster a global community where individuals living with these under-recognized, lifelong hemolytic anemias — and their allies — can amplify their voices and drive meaningful change. Beyond this initiative and our clinical trials, we partner with clinicians and researchers to help close persistent knowledge gaps in rare diseases through clinical fellowship research grants, investigator-sponsored trials, and medical education grants.

Access to Medicines

Prior to the launch of PYRUKYND® for PK deficiency, we developed a philosophy and guiding principles to inform all of our pricing and access decisions. We collaborated closely with the patient, caregiver, and physician communities to develop myAgios Patient Support Services to help ensure that as many eligible patients as possible can have access to our medicines and for out-of-pocket costs for the individual patients to be as reasonable as possible. Since U.S. Food and Drug Administration, or FDA, approval, 85% of eligible U.S. patients with commercial health insurance have utilized the PYRUKYND® Copay Program, which lowers copay costs to $0 per prescription. Our Patient Assistance Program offers free prescriptions for eligible U.S. patients who are uninsured, underinsured or rendered uninsured to help them get access to our medicines. In addition, our Global Managed Access Program offers a pathway for patients to obtain access to PYRUKYND® provided they meet the defined criteria and reside in a country where access is permissible under local laws and regulations. Healthcare providers may submit an inquiry on behalf of their patients to Agios for consideration.

Patient Safety

Finally, we place a high priority on patient safety through adhering to all relevant best practices and regulations in clinical trials, product manufacturing and supply chain management.

Our Commitment to Our Employees

Our Culture

Agios offers a supportive, engaging, and flexible environment full of people empowered to bring their whole selves to work and motivated to make a positive impact for patients with rare diseases. We intentionally cultivate a culture of flexibility, psychological safety, and deliberate development. We regularly ask our people about their experiences at Agios and what we can do to improve our programs and enhance our environment through a full organizational health survey every 2 to 3 years and more frequent, targeted pulse surveys. We eagerly listen to our team’s feedback, analyze what we hear, and use the findings to make informed decisions that help Agios continue to be a great place to work.

Deliberate Development

We focus on retaining and hiring people who care deeply about our mission, about each other, and about the people who count on us. Our retention strategy is fueled by our focus on the deliberate development of all employees through programs such as tuition reimbursement, ‘lunch and learn’ sessions, our DevelOPPortunities Program — which offers temporary, part time assignments that provide employees with an opportunity to build new, differentiated skill sets while maintaining their current role — and encouraging internal promotions and cross-functional internal moves when aligned with employee career interest.

Flexibility

Agios’ approach to workplace flexibility is foundational to our culture. We offer all location-agnostic team members (i.e., those who are not based in a lab, not required to work at our headquarters office, or not in the field interacting with healthcare providers) the option to choose where they work — fully remote, fully in the office, or hybrid. By offering our colleagues choice in embracing flexibility, we foster a culture that promotes different work perspectives, work styles, health and wellness, care of families and productivity.

As with every significant people-related decision at Agios, our approach to workplace flexibility is data-driven and informed by employee input and feedback. Our various surveys help us gauge the effectiveness of our approach and tailor it as needed. To date, the feedback has been overwhelmingly positive.

Flexibility and remote work are opening doors to hire the best talent for each role, regardless of physical location. Individuals with different experiences, based in different locations, and with various backgrounds can join Agios and contribute to our mission, while striving for better integration between work and well-being. In 2024, approximately 85% of our new hires chose to work remotely.

Compensation and Benefits

We offer a competitive and balanced compensation and benefits package, including equity for employees with flexibility to select the percentage of restricted stock units versus stock options, discretionary paid time off policy, generous parental and family leave plans, and premium medical benefits. The benefits that have evolved as a direct result of employee feedback include: discretionary time off policy, two week-long company shutdowns per year, expanded parental and family leave, sabbatical program and an inclusive family forming benefit.

Recruitment

Identifying and recruiting top talent is critical to our growing organization. To do so, we leverage internal networks and a variety of external resources such as professional organizations, academic institutions, career sites, job fairs, and industry conferences. We value differences in the talent we recruit to ensure continued growth in new ways of thinking and innovation across teams.

Valuing Differences

As we continue our work in rare diseases that affect a broad range of individuals, we believe a workforce with a variety of representative, cognitive, and experiential differences enables us to better understand and treat these diverse patient populations. A commitment to valuing differences is an ongoing journey; we recognize there is always more to do. We strive to ensure our efforts are having a real impact on our teams, our communities, and the patients we serve.

Our Commitment to Our Communities and the World

We are committed to supporting and connecting with our communities and to doing our part to support a cleaner, healthier planet.

Community Relations

We have organized our community relations initiatives around three pillars: (1) complementing our pursuit of innovative medicines by meeting non-therapeutic needs for patient communities, (2) opening doors to STEM education and careers, and (3) being a good neighbor and helping to meet the fundamental needs of those around us. We maintain a corporate giving program that identifies initiatives to support our community and creates opportunities for employee involvement in causes that benefit our community.

Environmental Initiatives

Although all of our buildings are leased to us, we remain committed to advancing and promoting sustainable practices within our current spaces, while ensuring that future spaces are designed with sustainability in mind. To date, we have implemented a number of initiatives, including product take-back programs, cold storage upgrades, equipment donation efforts, and waste minimization strategies. In addition, we have established practices aimed at reducing hazardous waste, minimizing solid waste production, and conserving water.

In 2024, we implemented a cutting-edge data storage platform in our data center, designed to significantly reduce energy consumption, heat generation, and cooling requirements through the use of low-power solid-state drives. This upgrade is expected to lower our carbon footprint and extend the lifespan of our hardware. We also completed the My Green Lab Baseline Assessment and launched several sustainability initiatives based on its recommendations. These efforts included a glove recycling program for lab support areas, a recycling initiative for non-prescription safety glasses, a donation program for prescription safety glasses, the introduction of Green Chemistry principles, and sustainability-focused updates to our training programs.

Our Commitment to Ethics and Values

At Agios, we are committed to conducting business ethically, responsibly, and transparently. We hold ourselves to the highest standards and have built strong governance practices to ensure accountability for our actions. This includes a Code of Business Conduct and Ethics, which applies to all of our officers, directors, and employees; corporate governance guidelines adopted by our board of directors; and charters for our audit committee, compensation & people committee, nominating and corporate governance committee, and science and technology committee. In addition, we have robust policies in place to ensure compliant interactions with healthcare providers, protection of personal and patient data, and strong cybersecurity practices, among others.

Director Determination of Independence

Rule 5605 of the Nasdaq Listing Rules requires a majority of a listed company’s board of directors to be comprised of independent directors. In addition, the Nasdaq Listing Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent, that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act and that compensation committee members also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act.

Under Rule 5605(a)(2) of the Nasdaq Listing Rules, a director will only qualify as an “independent director” if, in the opinion of a company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 of the Exchange Act, a member of an audit committee of a listed company may not, other than in their capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.

In addition, in affirmatively determining the independence of any director who will serve on a company’s compensation committee, Rule 10C-1 under the Exchange Act requires that a company’s board of directors consider all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (i) the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director; and (ii) whether the director is affiliated with the company or any of its subsidiaries or affiliates.

In March 2025, our board of directors reviewed the composition of our board of directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that each of our directors is an “independent director” as defined under Rule 5605(a)(2) of the Nasdaq Listing Rules, with the exception of Mr. Goff, our chief executive officer, and Dr. Fouse, our chair. Our board of directors had also previously determined in March 2024 that David P. Schenkein, a former director who resigned from our board of directors in February 2025, was an “independent director” as defined under Rule 5605(a)(2). In addition, our board of directors determined that Dr. Ballal, Mr. Capello and Dr. Ho, who currently comprise our audit committee, Ms. Foster, Ms. Owen and Ms. Smith, who currently comprise our compensation & people committee, and Ms. Foster, Dr. Ho and Dr. Scadden, who currently comprise our nominating and corporate governance committee, satisfy the independence standards for such committees established by the SEC and the Nasdaq Listing Rules, as applicable. In making such determinations, our board of directors considered the relationships that each such non-employee director has with our company, including any relevant transactions described below in “Certain Relationships and Related Party Transactions” and the beneficial ownership of our capital stock by each non-employee director, as well as all other facts and circumstances our board of directors deemed relevant in determining independence. Mr. Goff is not independent because he is our chief executive officer. Dr. Fouse is not independent because she previously served as our chief executive officer within the past three years.

Board Leadership Structure

Our corporate governance guidelines provide that the nominating and corporate governance committee shall periodically assess our board of directors’ leadership structure, including whether the offices of chief executive officer and chair of the board of directors should be separate and why the board of directors’ leadership structure is appropriate given the specific characteristics or circumstances of our company. These guidelines provide the board of directors with flexibility to determine whether the two roles should be combined or separated based upon our needs and the board of directors’ assessment of its leadership from time to time. We currently separate the roles of chief executive officer and chair of the board of directors. Separating the duties of the chair of the board from the duties of the chief executive officer allows our chief executive officer to focus on our day-to-day business, while allowing the chair of the board to lead the board of directors in its fundamental role of providing advice to and independent oversight of management. Specifically, the chair of our board of directors presides over meetings of the board of directors, facilitates communications between management and the board of directors, provides input on the design of the board of directors and assists with other corporate governance matters.

Because Dr. Fouse, the chair of our board of directors, is not independent within the meaning of the Nasdaq Listing Rules, our board of directors, upon the recommendation of our nominating and corporate governance committee, has appointed Ms. Foster as lead independent director. Ms. Foster is an independent director within the meaning of the Nasdaq Listing Rules (see “Director Determination of Independence” above). Her duties as lead independent director include the following:

•	Chairing meetings of the independent directors in executive session;

•	Meeting with any director who is not adequately performing his or her duties as a member of our board of directors or any committee;

•	Facilitating communications between other members of our board of directors, our chair and our chief executive officer;

•	Working with our chair and our chief executive officer in the preparation of the agenda for each board meeting and in determining the need for special meetings of our board of directors;

•

Monitoring, with the assistance of our chief legal officer, or his designee, communications from stockholders and other interested parties and providing copies or summaries to the other directors as she considers appropriate (see “Communications with our Board of Directors” below); and

•	Consulting with our chair and our chief executive officer on matters relating to corporate governance and board performance.

Our nominating and corporate governance committee evaluates our board leadership structure from time to time and may recommend further alterations of this structure in the future.

Director Nomination Process

Director Qualifications

In evaluating director nominees, the nominating and corporate governance committee will consider, among other things, the following factors:

•	reputation for personal and professional integrity, honesty and adherence to high ethical standards;

•

demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of our company and should be willing and able to contribute positively to the decision-making process of our company;

•	strong finance experience;

•	commitment to understand our company and its industry;

•

interest and ability to understand the sometimes conflicting interests of the various constituencies of our company, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders;

•	background and perspective, including specialized expertise and experience in substantive matters pertaining to our business relative to other board members; and

•	practical and mature business judgment, including the ability to make independent analytical inquiries.

The nominating and corporate governance committee’s goal is to assemble a board of directors that brings to the company a variety of perspectives and skills derived from high quality business and professional experience. Moreover, the nominating and corporate governance committee believes that the board of directors, considered as a group, should provide a significant mix of experience, knowledge and abilities that will allow the board of directors to fulfill its responsibilities. The nominating and corporate governance committee has not adopted a formal policy with respect to a fixed set of specific minimum qualifications for its candidates for membership on the board of directors. While neither the nominating and corporate governance committee nor the board of directors consider race, ethnicity, gender, or any other basis proscribed by law in selecting nominees, the nominating and corporate governance strives to include individuals with different backgrounds in the pool of candidates from which nominees are recommended.

Our directors’ performance and qualification criteria are reviewed periodically by the nominating and corporate governance committee.

Identification and Evaluation of Nominees for Directors

The nominating and corporate governance committee identifies nominees for director by first evaluating the current members of our board of directors willing to continue in service. Current members with qualifications and skills that are consistent with the nominating and corporate governance committee’s criteria for board of director service and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of our board of directors with that of obtaining a new perspective or expertise.

If any member of our board of directors does not wish to continue in service or if our board of directors decides not to re-nominate a member for re-election, the nominating and corporate governance committee identifies a new nominee that meets the criteria above. The committee generally inquires of our board of directors and members of management for their recommendations. The committee may also review the composition and qualification of the boards of directors of our competitors, and may seek input from industry experts or analysts. The nominating and corporate governance committee reviews the qualifications, experience and background of candidates. Final candidates, if other than our current directors, would be interviewed by the members of the nominating and corporate governance committee and by certain of our other independent directors and executive management. In making its determinations, the nominating and corporate governance committee evaluates each individual in the context of our board of directors as a whole, with the objective of assembling a group that can best contribute to the success of our company and represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the nominating and corporate governance committee makes its recommendation to our board of directors. To date, the nominating and corporate governance committee has engaged third-party search firms to identify board of director candidates. The nominating and corporate governance committee may in the future choose to do so in those situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.

Stockholders may recommend individuals to our nominating and corporate governance committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our common stock for at least a year as of the date such recommendation is made, to Nominating and Corporate Governance Committee, c/o Corporate Secretary, Agios Pharmaceuticals, Inc., 88 Sidney Street, Cambridge, Massachusetts 02139. Assuming that appropriate biographical and background material has been provided on or before the date set forth in the section below entitled “Stockholder Proposals,” the committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others, as described above.

Communications with Our Board of Directors

Our board of directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our lead independent director or the chair of our nominating and corporate governance committee, with the assistance of our Corporate Secretary or his or her designee, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he or she considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the chair of the board considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to our board of directors should address such communications to Agios Pharmaceuticals, Inc., c/o Corporate Secretary, 88 Sidney Street, Cambridge, Massachusetts 02139.

Board Meetings and Attendance

Our board of directors met seven times during our fiscal year 2024, including telephonic and virtual meetings. During the year, each of our then-serving directors attended 75% or more of the aggregate number of meetings of the board of directors and the committees on which they served.

Director Attendance at Annual Meetings

Although our company does not have a formal policy regarding attendance by members of our board of directors at our annual meeting, we encourage all of our directors to attend. Nine of our ten then-serving directors attended our 2024 annual meeting of stockholders.

Board Committees

We have four standing committees: the audit committee, the compensation & people committee, the nominating and corporate governance committee and the science and technology committee. Each of these committees has a written charter approved by our board of directors. A copy of each charter can be found on the Corporate Governance page of the Investors section of our website, www.agios.com.

Audit Committee

The members of our audit committee are Dr. Ballal, Mr. Capello, and Dr. Ho. Mr. Capello is the chair of the audit committee. Our board of directors has determined that each of Mr. Capello and Ms. Ho qualify as audit committee financial experts within the meaning of SEC regulations and the Nasdaq Listing Rules. In making this determination, our board of directors has considered the formal education and nature and scope of his or her previous experience, coupled with past and present service on various audit committees. Our audit committee assists our board of directors in its oversight of our accounting and financial reporting process and the audits of our financial statements. The audit committee met eight times during fiscal year 2024, including telephonic and virtual meetings. The audit committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

•	overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;

•	reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	recommending to our board of directors whether the audited financial statements should be included in our annual report;

•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	overseeing our internal audit function;

•	discussing our major financial risk exposures and risks relating to data privacy and cybersecurity, and our risk management policies;

•	establishing policies regarding hiring employees from the registered public accounting firm and procedures for the receipt, retention and treatment of accounting related complaints and concerns;

•	meeting independently with our internal auditing staff, registered public accounting firm and management;

•	review the results of our efforts to monitor compliance with our programs and policies designed to promote adherence to applicable laws and regulations;

•	review our investment portfolio and investment policy on a periodic basis;

•	reviewing and approving or ratifying any related person transactions; and

•	preparing the audit committee report required by SEC rules, which is included on page 37 of this Proxy Statement.

Compensation & People Committee

The members of our compensation & people committee are Ms. Foster, Ms. Owen and Ms. Smith. Ms. Smith is the chair of the compensation & people committee. Our compensation & people committee assists our board of directors in the discharge of its responsibilities relating to the compensation of our executive officers and directors. The compensation & people committee met seven times during fiscal year 2024, including telephonic and virtual meetings. The compensation & people committee’s responsibilities include:

•	reviewing and approving corporate goals and objectives relevant to chief executive officer compensation;

•	making recommendations to our board of directors with respect to the compensation of our chief executive officer, and reviewing and approving the compensation of our other executive officers;

•	overseeing an evaluation of our senior executives;

•	overseeing and administering our cash and equity incentive plans;

•	overseeing our policies and practices regarding the timing of equity grants in relation to the release of material nonpublic information;

•	reviewing and making recommendations to our board of directors with respect to director compensation;

•	reviewing and discussing with management our “Compensation Discussion and Analysis,” which is included on page 40 of this Proxy Statement;

•	preparing the compensation & people committee report required by SEC rules, which is included on page 62 of this Proxy Statement; and

•

reviewing and discussing with management human resource policies and practices, including those related to talent acquisition and retention, key diversity initiatives, career development and organizational engagement and effectiveness.

Nominating and Corporate Governance Committee

The members of our nominating and corporate governance committee are Ms. Foster, Dr. Ho and Dr. Scadden. Ms. Foster is the chair of the nominating and corporate governance committee. The nominating and corporate governance committee met three times during fiscal year 2024, including telephonic and virtual meetings. The nominating and corporate governance committee’s responsibilities include:

•	identifying individuals qualified to become board members;

•	recommending to our board of directors the persons to be nominated for election as directors and to each committee of our board of directors;

•	reviewing and making recommendations to the board of directors with respect to management succession planning and human capital matters;

•	developing and recommending corporate governance principles to the board of directors;

•	overseeing an annual self-evaluation of the board of directors; and

•	overseeing our programs, policies, disclosures and practices relating to ESG issues and impact to support the sustainable growth of our business.

The processes and procedures followed by our nominating and corporate governance committee in identifying and evaluating director candidates are described above under the heading “Director Nomination Process”.

Science and Technology Committee

The members of our science and technology committee are Dr. Ballal, Dr. Scadden and Dr. Fouse. Dr. Scadden is the chair of the science and technology committee. The science and technology committee assists our board’s oversight of our research and development activities. The science and technology committee met three times during fiscal year 2024, including telephonic and virtual meetings. The science and technology committee’s responsibilities include:

•	reviewing, evaluating, and advising our board of directors and management regarding our long-term strategic goals and objectives and the quality and direction of our research and development programs;

•	monitoring and evaluating trends in research and development, and recommending to our board of directors and management emerging technologies for building the company’s technological strength;

•	recommending approaches to acquiring and maintaining technology positions (including but not limited to contracts, grants, collaborative efforts, alliances, and capital);

•	advising our board of directors and management on the scientific aspects of business development transactions;

•	regularly reviewing the company’s research and development pipeline;

•	assisting our board of directors with its oversight responsibility for enterprise risk management in areas affecting the company’s research and development; and

•	reviewing such other topics as delegated to the science and technology committee from time to time by our board of directors.

The Board of Directors’ Role in Risk Oversight

Our board of directors has responsibility for the oversight of the company’s risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, the potential impact of these risks on our business and the steps we take to manage them. The risk oversight process includes overseeing our periodic, company-wide enterprise risk management evaluation and receiving regular reports from board committees and members of senior management to enable our board of directors to understand the company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic, reputational and human capital risk. Our chair promotes effective and transparent communication and consideration of matters presenting significant risks to the company through her role in developing the board’s meeting agendas, presiding over meetings and facilitating communications between management and the board of directors. Our lead independent director also promotes consideration of matters presenting significant risks to the company through her role of working with our chair and chief executive officer in preparing the board’s meeting agenda and determining the need for special meetings and facilitating communications between members of our board of directors, our chair and our chief executive officer.

The audit committee reviews information regarding liquidity and operations, and oversees our management of financial risks and provides direct oversight over our cybersecurity risk. Periodically, the audit committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the audit committee includes direct communication with our external auditors, discussions with our chief compliance officer to monitor and review our regulatory compliance efforts, and discussions with management regarding significant financial and other risk exposures and risks relating to data privacy and cybersecurity and the actions management has taken to limit, monitor or control such exposures. The compensation & people committee is responsible for ensuring that our compensation programs properly align pay with performance, assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking and for assessing risk with respect to human capital management. Oversight by the compensation & people committee includes direct communication with our compensation consultants. The nominating and corporate governance committee manages risks associated with the board and committee composition, independence of the board of directors, corporate disclosure practices, potential conflicts of interest, ESG issues and management succession planning. The science and technology committee assists the board of directors’ oversight of the company’s long-term strategic goals, research and development activities and enterprise risk management in the areas affecting research and development. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board of directors is regularly informed through committee reports about such risks. Matters of significant strategic risk are considered by our board of directors as a whole.

We undertake a comprehensive enterprise risk management analysis on a periodic basis in an effort to identify and prioritize key risks facing our company in the short-, medium-and long-term time frames, and our management team communicates the findings of this analysis to the audit committee and our entire board of directors on a periodic basis. Our board of directors believes that full and open communication between management, the committees and the board of directors is essential for effective risk management and oversight, including with respect to financial, regulatory, cybersecurity, human capital management, board and ESG topics and risks.

Risk Considerations in our Compensation Program

We along with our compensation & people committee of our board of directors have reviewed the compensation policies and practices for all of our employees and believe any risks arising from our compensation policies and programs are not reasonably likely to have a material adverse effect on our company or its operations. In reaching this conclusion, we and the compensation & people committee considered several factors, including the following:

•

the establishment of base salaries consistent with our executive officers’ responsibilities and market comparable companies to ensure that our executive officers would not be motivated to take excessive risks to achieve a reasonable level of financial security;

•	the mix between fixed and variable, annual and long-term, and cash and equity compensation, which is intended to encourage strategies and actions that are in our company’s long-term best interests;

•	vesting periods for equity compensation awards that reward sustained stock price appreciation;

•

the evaluation of company performance (which drives the amount of cash and number of shares available for grant under our contingent annual performance-based cash incentive and annual equity incentive programs, respectively) based on a variety of long- and short-term objectives in which no single objective is given substantial weight, thus diversifying the risk associated with any single indicator of performance; and

•

the discretion available to our compensation & people committee not to apply fixed formulae in assessing our company performance, thus enabling the compensation & people committee to, among other things, (a) eliminate the potential incentive for management to conduct activities that are in the company’s annual goals, but which may not, due to new data or other inputs, ultimately prove to be in the best interest of stockholders, and (b) reward management for making decisions that are in the long-term best interest of our product development programs, even when those decisions result in the failure to meet short-term objectives.

Director Compensation

Our board of directors has adopted a non-employee director compensation policy that is designed to provide a total compensation package that enables us to attract and retain, on a long-term basis, high caliber non-employee directors. The cash and equity compensation for non-employee directors under the policy, effective January 1, 2025, is set forth in the table below. The changes in our non-employee director compensation policy effective January 1, 2025 (as compared to the policy in effect during the year ended December 31, 2024) were to (i) increase the annual cash compensation for our board chair from $30,000 to $35,000, (ii) increase the annual cash compensation for our lead independent director from $25,000 to $30,000, (iii) increase the annual cash compensation for our compensation & people committee members to $17,500 (for the chair) and $8,750 (for the other members), from $15,000 and $7,500, respectively, and (iv) increase the value of annual equity awards granted to non-employee directors from $360,000 to $400,000, in each case to more closely align with market medians.

	Annual Cash Compensation	Number of Options/RSUs Granted
Board of Directors:

Board Member	$50,000	$630,000 in equity awards upon initial election (split approximately 75% in stock options and 25% in RSUs, based on value); $400,000 in equity awards immediately following each annual meeting thereafter (split approximately 75% in stock options and 25% in RSUs, based on value)*
Chair	Additional $35,000	—
Lead Independent Director	Additional $30,000	—
Audit Committee:

Chair	$20,000	—
Member (other than Chair)	$10,000	—

Compensation & People Committee:

Chair	$17,500	—
Member (other than Chair)	$8,750	—

Nominating and Corporate Governance Committee:

Chair	$10,000	—
Member (other than Chair)	$5,000	—

Science and Technology Committee:

Chair	$15,000	—
Member (other than Chair)	$7,500	—

* number of shares for stock option and RSU awards to be determined on the date of grant based on grant date fair value.

Under the policy, non-employee members of our board of directors also are reimbursed for travel, lodging and other reasonable expenses incurred in attending board of directors or committee meetings.

The stock options granted to our non-employee directors have an exercise price equal to the fair market value of our common stock on the date of grant and expire ten years after the date of grant. The stock options and RSUs granted to our non-employee directors are subject to vesting based upon a director’s continued service on our board of directors. The initial stock options granted to our newly elected non-employee directors vest with respect to 25% of the shares on the first anniversary of the grant date and monthly thereafter until the fourth anniversary of the date of grant. The initial RSUs granted to our newly elected non-employee directors vest as to one-third of the underlying shares each year following the grant date. The annual stock options and RSUs granted to our non-employee directors vest with respect to 100% of the shares on the first anniversary of the grant date. To the extent that a non-employee director has other responsibilities, such director may receive additional compensation to the extent deemed appropriate by our board of directors. Directors who also are employees do not receive cash or equity compensation for service on the board of directors in addition to compensation payable for their service as employees.

The following table sets forth information concerning the compensation for our non-employee directors during the fiscal year ended December 31, 2024:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	Stock Awards ($)(3)(4)	All Other Compensation ($)	Total ($)
Rahul Ballal, Ph.D.	67,500	266,287	89,994	—	423,781
Jeffrey Capello	70,000	266,287	89,994	—	426,281
Kaye Foster	92,500	266,287	89,994	—	448,781
Jacqualyn Fouse, Ph.D.	87,500	266,287	89,994	—	443,781
Maykin Ho, Ph.D.	65,000	266,287	89,994	—	421,281
Catherine Owen	57,500	266,287	89,994	—	413,781
David Scadden, M.D.	70,000	266,287	89,994	—	426,281
David P. Schenkein, M.D.(5)	57,500	266,287	89,994	—	413,781
Cynthia Smith	65,000	266,287	89,994	—	421,281

(1)

Represents stock options to purchase 11,774 shares of common stock granted during 2024 for service on our board of directors. The shares subject to the stock options vest in full on June 20, 2025. Amounts listed represent the aggregate fair value amount computed as of the grant date of the stock option awards granted during 2024 in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 9, Share-Based Payments, of the Notes to our Consolidated Financial Statements in our Annual Report on Form 10-K filed with the SEC on February 13, 2025.

(2)

The aggregate number of shares of common stock underlying stock options outstanding as of December 31, 2024 were: Dr. Ballal: 48,679, Mr. Capello: 44,951, Ms. Foster: 74,541, Dr. Fouse: 872,778, Dr. Ho: 128,892, Ms. Owen: 44,951, Dr. Scadden: 115,442, Dr. Schenkein: 601,142 and Ms. Smith: 68,679.

(3)

Represents RSUs representing the contingent right to receive 2,120 shares of common stock granted during 2024 for service on our board of directors. The shares subject to the RSUs vest in full on June 20, 2025. Amounts listed represent the aggregate fair value amount computed as of the grant date of the RSUs granted during 2024 in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 9, Share-Based Payments, of the Notes to our Consolidated Financial Statements in our Annual Report on Form 10-K filed with the SEC on February 13, 2025.

(4)

The aggregate number of shares of common stock underlying RSUs outstanding as of December 31, 2024 were: Dr. Ballal: 4,422, Mr. Capello: 6,073, Ms. Foster: 2,120, Dr. Fouse: 18,053, Dr. Ho: 2,120, Ms. Owen: 6,073, Dr. Scadden: 2,120, Dr. Schenkein: 2,120 and Ms. Smith: 4,422.

(5)	Dr. Schenkein resigned from our board of directors effective February 28, 2025.

Mr. Goff, who serves as our chief executive officer and a member of our board of directors, did not receive any additional compensation for his service as a director during 2024. The compensation that we paid to Mr. Goff in his role as our chief executive officer is disclosed under “Executive Compensation–Summary Compensation Table.”

Limitation of Liability and Indemnification

Our certificate of incorporation limits the personal liability of directors for breach of fiduciary duty to the maximum extent permitted by the Delaware General Corporation Law and provides that no director will have personal liability to us or to our stockholders for monetary damages for breach of fiduciary duty or other duty as a director. However, these provisions do not eliminate or limit the liability of any of our directors:

•	for any breach of the director’s duty of loyalty to us or our stockholders;

•	for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

•	for voting or assenting to unlawful payments of dividends, stock repurchases or other distributions; or

•	for any transaction from which the director derived an improper personal benefit.

Any amendment to or repeal of these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to such amendment or repeal. If the Delaware General Corporation Law is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the Delaware General Corporation Law.

In addition, our certificate of incorporation provides that we must indemnify our directors and officers and we must advance expenses, including attorneys’ fees, to our directors and officers in connection with legal proceedings, subject to very limited exceptions.

We maintain a general liability insurance policy that covers certain liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers. In addition, we have entered into indemnification agreements with our directors and executive officers. These indemnification agreements require us, among other things, to indemnify each such director and executive officer for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by him in any action or proceeding arising out of his service as one of our directors or executive officers.

Certain of our non-employee directors may, through their relationships with their employers, be insured and/or indemnified against certain liabilities incurred in their capacity as members of our board of directors.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, or the Securities Act, may be permitted to directors, executive officers or persons controlling us, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Executive and Director Compensation Processes

The compensation & people committee generally meets at least four times annually and with greater frequency if necessary. The agenda for each meeting is usually developed by the chair of the compensation & people committee, in consultation with the chief executive officer or the chief people officer. The compensation & people committee meets regularly in executive session. From time to time, various members of management and other employees as well as outside advisors or consultants are invited by the compensation & people committee to make presentations, provide financial or other background information or advice or otherwise participate in compensation & people committee meetings. The chief executive officer may not participate in, or be present during, any deliberations or determinations of the compensation & people committee regarding his or her compensation. The charter of the compensation & people committee grants the compensation & people committee full access to all of our books, records, facilities and personnel, as well as authority to obtain, at our expense, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the compensation & people committee considers necessary or appropriate in the performance of its duties. In particular, the compensation & people committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.

During the fiscal year ended December 31, 2024, the compensation & people committee directly engaged the Human Capital Solutions practice at Aon plc, or Aon, to advise the compensation & people committee on our compensation program for executive officers, which includes base salaries, annual performance-based cash incentives and equity incentive awards, and on our non-employee director compensation policy. Aon did not determine or make recommendations to the compensation & people committee regarding the specific amount or form of compensation of our executive officers or directors for fiscal year ended December 31, 2024, other than recommendations with respect to the proposed amendment to our 2023 Stock Incentive Plan.

Historically, the compensation & people committee has made (or has recommended that the independent members of the board of directors make) most of the significant adjustments to annual compensation, determined bonus and equity awards and established new performance objectives at one or more meetings held during the last quarter of the year and the first quarter of the following year. However, the compensation & people committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of our compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. The compensation & people committee is responsible for making determinations regarding compensation of our executive officers other than our chief executive officer, making changes to pre-approved salary ranges, salary increases, equity awards, incentive payments and pre-approved equity ranges for new hires and high performers, the initiation of offerings under our 2013 employee stock purchase plan and making material changes to benefits offered to our employees. In addition, the compensation & people committee makes recommendations to our board of directors regarding the compensation of directors and the chief executive officer. Under its charter, the compensation & people committee may form, and delegate authority to, subcommittees, consisting of independent directors, as it deems appropriate. During fiscal year 2024, the compensation & people committee did not form or delegate authority to such subcommittees. During fiscal year 2024, the compensation & people committee delegated to the chief executive officer, or if the chief executive officer was unavailable, the chief financial officer, decision-making authority related to initial salary levels and salary adjustments, incentive payments and option and RSU grants for all non-executive officers, and non-material changes to employee benefits. Such delegated decision-making is governed by guidelines established by the compensation & people committee.

Report of the Audit Committee of the Board of Directors

The audit committee oversees the company’s financial reporting process on behalf of the board of directors. We have reviewed the company’s audited consolidated financial statements for the fiscal year ended December 31, 2024 and discussed them with company management and PricewaterhouseCoopers LLP, the company’s independent registered public accounting firm.

We have received from, and discussed with, PricewaterhouseCoopers LLP, which is responsible for expressing an opinion on the conformity of the company’s audited consolidated financial statements with accounting principles generally accepted in the United States, its judgments as to the quality, not just the acceptability, of the company’s accounting principles and such other matters as are required to be discussed by the applicable requirements of the SEC and the Public Company Accounting Oversight Board, or the PCAOB. In addition, we have received from PricewaterhouseCoopers LLP the written disclosures and the letter required by applicable requirements of the PCAOB regarding its communications with us concerning independence, have considered the compatibility of non-audit services with the auditors’ independence and have discussed with PricewaterhouseCoopers LLP its independence from management and the company.

Based on the review and discussions referred to above, we recommended to the board of directors that the audited consolidated financial statements be included in the company’s Annual Report on Form 10-K for the year ended December 31, 2024.

This report of the audit committee is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

The foregoing report has been furnished by the audit committee.

Respectfully submitted,

The Audit Committee of the Board of Directors

Jeffrey Capello (chair)

Rahul Ballal, Ph.D.

Maykin Ho, Ph.D.

EXECUTIVE OFFICERS

The following table sets forth information regarding our executive officers as of April 1, 2025:

Name	Age	Position(s)
Brian Goff	56	Chief Executive Officer
James Burns	47	Chief Legal Officer
Cecilia Jones	50	Chief Financial Officer
Sarah Gheuens, M.D., Ph.D.	46	Chief Medical Officer, Head of Research & Development
Tsveta Milanova	48	Chief Commercial Officer
Krishnan Viswanadhan, Pharm.D	46	Chief Corporate Development & Strategy Officer

The biography of Mr. Goff can be found under “Members of the Board of Directors Continuing in Office.”

James Burns has served as our chief legal officer since January 2022. Mr. Burns joined Agios in 2016 as a senior attorney and the first head of compliance, after which he served as Senior Vice President and General Counsel. Mr. Burns has more than 18 years of legal and compliance experience in the pharmaceutical industry. Prior to joining Agios, Mr. Burns held roles of increasing responsibility at EMD Serono Inc., a biotechnology company, culminating in his position as associate general counsel for commercial. Mr. Burns began his legal career as a corporate attorney at Testa, Hurwitz and Thibeault LLP and Goodwin Procter LLP. Mr. Burns holds a B.A. degree from Seton Hall University and a J.D. from Seton Hall University School of Law.

Cecilia Jones has served as our chief financial officer since September 2022. Prior to joining Agios, Ms. Jones served as Chief Financial Officer of LogicBio Therapeutics, Inc., or LogicBio, a gene therapy company, from January 2021 to September 2022. Prior to joining LogicBio, Ms. Jones worked at Biogen, where she held a variety of roles beginning in November 2010, most recently serving as Vice President, Finance from June 2019 until January 2021 and as Senior Director, Corporate Finance from July 2015 to June 2019. Before Biogen, Ms. Jones served in various roles in financial planning and analysis at Interactive Data Corporation, a financial market data company, and Genzyme Corporation (prior to its acquisition by Sanofi S.A.). Ms. Jones has an M.B.A. from the Harvard Business School and an economics degree from Universidad de San Andres in Buenos Aires, Argentina.

Sarah Gheuens, M.D., Ph.D. has served as our chief medical officer since September 2021 and as head of research & development since July 2022. She joined the company in December 2019, and prior to her appointment as chief medical officer, she served as head of clinical development for our genetically defined disease programs and as interim head of regulatory affairs. Prior to joining Agios, Dr. Gheuens worked at Biogen from 2012 to 2019, where she held roles of increasing responsibility in safety, medical affairs and clinical development. Before joining Biogen, Dr. Gheuens worked at Beth Israel Deaconess Medical Center, or BIDMC, a hospital, from 2008 to 2012, taking care of patients with HIV and neurological complications and doing research on progressive multifocal leukoencephalopathy. Dr. Gheuens serves on the board of directors and on the science and technology committee of Viridian Therapeutics, Inc., a publicly traded biotechnology company. Dr. Gheuens received her medical degree from the Free University of Brussels (VUB), Belgium, and completed her neurology residency at the University Hospital of the Free University of Brussels, Belgium, followed by an HIV/neurology fellowship at BIDMC. She also holds a Ph.D. in Medical Sciences from the University of Antwerp, Belgium, and a Master’s in Medical Sciences from Harvard Medical School.

Tsveta Milanova has served as our chief commercial officer since January 2023. Prior to joining Agios, Ms. Milanova served as SVP, Head of US Commercial of Alexion from December 2020 to September 2022, as SVP, Head of Global Commercial Strategy of Alexion from January 2019 to December 2020 and SVP, Head of Global Value, Access & Policy of Alexion from April 2018 to December 2018. Prior to joining Alexion,

Ms. Milanova worked at Celgene from October 2008 to April 2018, where she held a variety of roles, most recently as Global Head, Pricing and Market Access Haematology/Oncology. Before Celgene, Ms. Milanova served as Global Health Outcomes Manager at GlaxoSmithKline R&D, a healthcare company, from October 2004 to October 2008. Ms. Milanova holds a master of science (MSc) degree in international health policy and health economics from the London School of Economics, a master of science (MSc) degree in pharmacy from the Medical University of Sofia, Bulgaria and is a graduate of Harvard’s Advanced Management Program.

Krishnan Viswanadhan, Pharm.D has served as our chief corporate development & strategy officer since March 2025. Prior to joining Agios, Dr. Viswanadhan served as president and chief operating officer at Be Biopharma, a private biotechnology company, from 2021 to 2025. Prior to joining Be Biopharma, from 2019 to 2021 Dr. Viswanadhan was Senior Vice President, Global Cell Therapy at BMS, in which role he oversaw the teams responsible for the development, approval, and life cycle management of Breyanzi, a CD19 CAR T and Abecma, the first BCMA CAR T therapy. Before that, Dr. Viswanadhan was Vice President, Business Development and Global Alliances at Celgene, responsible for managing the portfolio of partnerships and equity investments. Prior to Celgene, he had roles in large and small companies in regulatory strategy. Dr. Viswanadhan serves on the board of directors and on the audit, nominating and corporate governance, and research & development committees of Cargo Therapeutics, Inc., a publicly traded biotechnology company, and on the board of directors of Multiply Labs, a private health technology company. Dr. Viswanadhan is a registered pharmacist and earned a Pharm.D from Rutgers University and an MBA from Cornell University.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Our compensation & people committee is responsible for reviewing and approving, or recommending for approval by the board of directors, the compensation of our named executive officers, or NEOs, including salary, cash and equity incentive compensation levels, severance arrangements, change in control benefits and other forms of executive compensation. This committee is also responsible for evaluating our company’s performance against its goals and making related recommendations to our board of directors, assessing the performance of our NEOs, and ensuring our compensation program is aligned with the objectives described below and competitive with those of other companies in our industry that compete with us for talent. This section discusses the principles underlying our compensation & people committee’s policies and decisions with respect to the compensation of our NEOs.

Our NEOs for 2024 were as follows:

•	Brian Goff, our chief executive officer;

•	Cecilia Jones, our chief financial officer;

•	James Burns, our chief legal officer;

•	Sarah Gheuens, M.D., Ph.D., our chief medical officer, head of research & development; and

•	Tsveta Milanova, our chief commercial officer.

Say-on-Pay Vote Support and Stockholder Engagement

At our 2024 annual meeting of stockholders, we conducted a non-binding advisory vote on the compensation of our NEOs, commonly referred to as a “say-on-pay” vote, in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. Approximately 94% of the votes cast by stockholders on this proposal, excluding broker non-votes, were cast in support of the compensation paid to our named executive officers in 2023. While this vote is a non-binding advisory vote, our compensation & people committee and board of directors take the voting results into account in determining the compensation of our NEOs. In light of the strong level of support evidenced by last year’s say-on-pay vote, among other factors, our compensation & people committee decided to maintain our general approach to executive compensation and made no significant changes to our executive compensation program in 2024.

Our compensation & people committee and board of directors will continue to consider stockholder input and monitor our executive compensation program to ensure it aligns the interests of our executive officers with the interests of our stockholders and adequately addresses input from our stockholders.

Executive Summary

Agios had a transformative year in 2024. We made significant progress on key milestones for our PYRUKYND® (mitapivat) franchise. In January 2024, we announced topline data for ENERGIZE, our phase 3 pivotal trial of PYRUKYND® in adults with non-transfusion-dependent alpha- or beta-thalassemia, which demonstrated that the study met its primary endpoint of hemoglobin response. In the ENERGIZE trial, treatment with PYRUKYND® also demonstrated statistically significant improvements compared to placebo for both key secondary endpoints: change in baseline in FACIT-Fatigue score and hemoglobin concentration. In June 2024, we announced topline data from ENERGIZE-T, our phase 3 study of PYRUKYND® in adults with transfusion-dependent alpha- or beta-thalassemia, which met its primary endpoint of transfusion reduction response. The study also demonstrated a statistically significant reduction in additional measures of transfusion reduction response compared to placebo as assessed by the three key secondary endpoints. In addition, a higher proportion of patients in the PYRUKYND® arm compared to the placebo arm achieved the secondary endpoint of transfusion independence. Based on the results of the ENERGIZE and ENERGIZE-T trials, in December 2024 we announced that we filed regulatory applications for PYRUKYND® for the treatment of adult patients with non-transfusion-dependent and transfusion-dependent alpha- or beta-thalassemia with the FDA, the European Medicines Agency, or EMA, and Kingdom of Saudi Arabia and United Arab Emirates health authorities. In January 2025, the FDA accepted our supplemental new drug application with standard review and granted a Prescription Drug User Fee Act goal date of September 7, 2025.

We also continued to advance PYRUKYND® in SCD and PK deficiency. We completed enrollment of the phase 3 portion of RISE UP, a phase 2/3 study evaluating the efficacy and safety of PYRUKYND® in SCD patients 16 years of age or older. The European Commission also adopted a positive decision for the designation of mitapivat as an orphan medicinal product for the treatment of SCD. With respect to PK deficiency, we announced topline data from ACTIVATE-kidsT and completed enrollment for ACTIVATE-kids, which are double-blind phase 3 studies evaluating the efficacy and safety of PYRUKYND® as a potential treatment for PK deficiency in regularly transfused and not regularly transfused patients between one and 18 years old, respectively. During 2024, we also made further progress commercializing PYRUKYND® for the treatment of hemolytic anemia in adults with PK deficiency, recording $36.5 million in total revenue for the year ended December 31, 2024, compared to $26.8 million for the year ended December 31, 2023.

In addition to the above achievements, we continued to advance our pipeline across our portfolio. With respect to tebapivat, our novel PK activator, we initiated patient enrollment in our phase 2b study in patients with lower-risk myelodysplastic syndromes, or LR MDS. Tebapivat was also granted orphan drug designation for the treatment of MDS by the FDA. In addition, we dosed the first participants in our phase 1 study of AG-181, our phenylalanine hydroxylase stabilizer, for the treatment of phenylketonuria.

We also made significant progress on the transactional front. In May 2024, we sold our rights to royalty payments on U.S. net sales of Servier’s vorasidenib to Royalty Pharma Investments 2019 ICAV, or Royalty Pharma, for a one-time payment of $905.0 million in cash upon approval of vorasidenib by the FDA, which approval occurred in August 2024. We retain a 3% royalty on annual U.S. net sales of vorasidenib greater than $1.0 billion. This royalty stream was part of the consideration we received from the sale of our oncology business to Servier Pharmaceuticals, LLC in 2021, in connection with which we also received a $200.0 million milestone payment in September 2024 following the FDA’s approval of vorasidenib. In July 2024, we entered into a distribution agreement with NewBridge Pharmaceuticals FZ-LLC, or NewBridge, pursuant to which we granted NewBridge the right to commercialize PYRUKYND® in the Gulf Cooperation Council region.

In addition to the above achievements, we attracted, retained and fostered the development of our high caliber team and strengthened our company culture of inclusion. We exercised financial discipline by managing our cash spending in line with our board-approved budget, thereby maintaining our balance sheet strength to continue to maintain the financial positioning of the company in challenging macroeconomic conditions.

Based upon an evaluation of our performance against each of our goals for 2024 and the weighting assigned to each, the board of directors determined, upon recommendation from the compensation & people committee, that, with respect to our annual performance-based cash incentive program, we achieved an overall result of 125% for the year. For more information with respect to our performance-based cash incentive program, see “Executive Compensation Elements–Annual Performance-based Cash Incentives” below.

Executive Compensation Overview

To foster the future success of the company, we reward our executives in a manner that reinforces our pay-for-performance philosophy and culture. Our compensation & people committee is committed to ensuring that a substantial portion of executive compensation is “at-risk” and variable. As such, 90% of Mr. Goff’s total direct compensation for 2024 and, on average, 82% of total direct compensation for 2024 for our other NEOs is variable and directly affected by both the company’s and each NEO’s performance. While we do not have a formal or informal policy for allocating between long-term and short-term compensation, between cash and non-cash compensation or among different forms of non-cash compensation, we generally strive to provide our NEOs with a balance of short-term and long-term incentives and a mix of cash and non-cash compensation to encourage consistently strong performance.

In February 2024, the compensation & people committee approved 2024 base salaries, 2023 performance-based cash incentive awards and annual stock option, restricted stock unit, or RSU, and PSU awards for our NEOs, other than Mr. Goff. Upon the recommendation of our compensation & people committee, in February 2024, our board of directors approved the 2024 base salary, 2023 performance-based cash incentive award and annual stock option, RSU and PSU awards for Mr. Goff.

In February 2025, the compensation & people committee approved 2025 base salaries, 2024 performance-based cash incentive awards and annual stock option, RSU and PSU awards for our NEOs, other than for Mr. Goff. Upon the recommendation of our compensation & people committee, in February 2025, our board of directors approved the 2025 base salary, 2024 performance-based cash incentive award and annual stock option, RSU and PSU awards for Mr. Goff. See the section entitled “—2025 Executive Compensation Decisions” for more information regarding the 2025 compensation of our NEOs.

We have developed and periodically reassess our executive compensation program to align with current governance and best practices while ensuring our ability to achieve our stated objectives and philosophy and support our ambitious business goals:

What We Do	What We Don’t Do

✓  Maintain an industry-specific peer group for benchmarking pay

✓  Target pay based on market norms

✓  Deliver executive compensation primarily through performance-based pay

✓  Set challenging short- and long-term incentive award goals

×   Allow hedging or pledging of equity

×   Re-price stock options

×   Offer perquisites or personal benefits beyond limited perquisites for new hires

×   Provide supplemental executive retirement plans

×   Provide tax gross ups

✓  Cap annual performance-based cash incentive program payouts at 150% of the target payout level

✓  Maintain a clawback policy for equity and incentive compensation

✓  Require minimum levels of stock ownership by executives

✓  Offer market-competitive benefits for executives that are consistent with the rest of our employees

✓  Consult with an independent advisor on compensation levels and practices

✓  Annually assess risk of compensation policies, practices and programs

Compensation Objectives and Philosophy

Our mission is to develop and deliver transformative therapies for patients living with rare diseases. Our compensation & people committee believes that the most effective compensation program is one that rewards sustainable value creation for stockholders, through the delivery of strong company performance, as well as tangible progress toward achieving our mission to improve the lives of patients. The objectives of our compensation program are to:

•	attract and retain superior executives and other employees with outstanding skills and values who contribute to our short- and long-term success;

•	provide incentives that motivate and reward the achievement of performance goals that directly correlate to the enhancement of stockholder value, as well as to facilitate executive retention; and

•

align executives’ interests with those of stockholders by rewarding the achievement of short- and long-term strategic and financial goals, which we believe serves to enhance short- and long-term value creation for our stockholders.

To achieve its objectives, our compensation & people committee evaluates our executive compensation program with the goal of setting total compensation at levels that align with our culture, total rewards strategy, size, life stage and industry peers. Specifically, our compensation & people committee uses competitive market compensation data from an annual total compensation study of peer companies to inform its decisions about base salary and variable compensation as part of its review of overall compensation opportunities and the specific elements of our compensation program. The compensation & people committee uses multiple reference points when establishing target compensation levels and considers not only competitive market data to establish targeted pay levels but also factors such as company and individual performance, scope of responsibility, critical needs and skill sets, leadership potential and succession planning. The compensation & people committee also evaluates the compensation programs of other companies which, while not in our peer group, have similar characteristics with regard to business model, complexity and sophistication.

In addition, our executives also receive a significant portion of their executive compensation in the form of long-term equity incentive compensation through the grants of stock options and RSUs that vest over time, and PSUs that vest upon the achievement of specified corporate milestones. We believe our long-term incentive awards facilitate retention and align the interests of our NEOs with those of our stockholders by allowing them to participate in the longer-term success of our company and the intended appreciation of our stock price. Aligned with the objectives described above, our compensation & people committee also considers a number of factors when comparing to our peers in determining equity incentive compensation for our NEOs, including annual long-term incentive values, annual equity awards expressed as a percentage of total shares outstanding, total annual and cumulative dilution, the retentive value of outstanding awards and total equity ownership. Given the dynamic biopharmaceutical market, the compensation & people committee does not overemphasize any one factor. Rather, the compensation & people committee takes a holistic view, further considering the achievement of company goals and how that impacts total stockholder return, as well as market data of our peer group, when determining actual award levels for the NEOs. We believe that designing our overall compensation program in this manner is necessary and appropriate to attract and retain the quality of talent we need to successfully grow our business, achieve our challenging goals, sustain strong performance, and differentiate ourselves from those companies against which we compete for talent while ensuring pay-for-performance alignment.

Overview of Executive Compensation Process

As a part of evaluating and determining NEO performance and compensation, our compensation & people committee receives recommendations from our chief executive officer (except with respect to his own performance and compensation). Our chief executive officer’s performance and compensation is approved by our board of directors based upon the recommendation of our compensation & people committee. The evaluation of each of our NEOs is based on our overall corporate performance against annual goals that are approved by the board of directors at the beginning of each year, as discussed in more detail below.

The compensation & people committee has the sole authority to retain, at our expense, one or more third-party compensation consultants to assist the compensation & people committee in performing its responsibilities. The compensation & people committee may terminate the services of the consultant if the compensation & people committee deems it appropriate. In 2024, the compensation & people committee utilized the services of Aon to assist it in fulfilling its responsibilities. Aon was retained exclusively by the compensation & people committee and has not been retained by management to perform any work for the company other than projects performed at the direction of the compensation & people committee. Aon provides analysis and recommendations regarding:

•	trends and emerging topics with respect to executive compensation;

•	peer group selection for executive and board of directors’ compensation benchmarking;

•	compensation practices of our peer group, including executive severance arrangements;

•	compensation philosophy and programs, including risk assessment, for executives and non-executives;

•	stock utilization and other metrics; and

•	board of directors’ compensation.

In addition, we subscribe to Aon’s various global annual and specialized life sciences and general industry surveys on an ongoing basis. Aon advised the compensation & people committee on all of the principal aspects of executive compensation for 2024. Aon consultants attend meetings of the compensation & people committee, including executive sessions in which executive compensation issues are discussed, when requested to do so. Aon reports to the compensation & people committee and not to management, although it meets with management for purposes of gathering information for its analyses and recommendations. The compensation & people committee annually evaluates its engagement of compensation consultants, and selected Aon to advise with respect to compensation matters based on Aon’s industry experience and reputation, which our compensation & people committee concluded gave Aon useful context and knowledge to advise it. The compensation & people committee has assessed the independence of Aon pursuant to SEC and Nasdaq rules and concluded that no conflict of interest exists between Aon and the company, and that Aon is independent.

Annual base salaries for the current year, and annual performance-based cash incentives and equity incentive awards for the prior year are generally determined in the first quarter of the year based on company and individual performance of the prior year, as well as other factors, including compensation trends in the biopharmaceutical industry and among our benchmark peers. Our compensation & people committee may also review or determine the compensation of our executive officers throughout the course of the year, including in connection with new hires, promotions or other special circumstances as our compensation & people committee determines appropriate.

Use of Comparator Peer Group

The compensation & people committee benchmarks our executive compensation against a peer group of companies to determine competitiveness and market trends. The compensation & people committee reviews the companies in our peer group annually, reviews Aon’s recommendations regarding which companies should be included in the peer group and makes adjustments as necessary to ensure the peer group continues to properly reflect comparable companies based on industry, market capitalization and headcount, as well as companies with which we compete for talented executives. The compensation & people committee also annually reviews the executive pay practices of other similarly situated companies as reported by Aon through industry surveys and proxy analyses specific to the biopharmaceutical and biotechnology sectors. The compensation & people committee considers this information when making determinations for each element of compensation.

In developing the peer group of companies to inform 2024 compensation decisions, our compensation & people committee, with the assistance of Aon, established a peer group of 14 publicly traded, national and regional companies in the biopharmaceutical industry based on a balance of the following criteria:

•

companies with approximately 125 to 1,200 employees, a market capitalization between $500 million and $4.5 billion, a late-stage clinical or early commercial-stage portfolio with a focus on rare diseases, and annual revenue of less than $500 million;

•	companies against which we believe we compete for executive talent; and

•	public companies based in the United States whose compensation and financial data are available in proxy statements or other public documents.

Based on these criteria, our peer group for 2024 was comprised of the following 14 companies:

ACADIA Pharmaceuticals Inc.	Crinetics Pharmaceuticals, Inc.	Sage Therapeutics, Inc.

Amicus Therapeutics, Inc.	Insmed Incorporated	SpringWorks Therapeutics, Inc.

Apellis Pharmaceuticals, Inc.	Mirati Therapeutics, Inc.	Travere Therapeutics, Inc.

Biocryst Pharmaceuticals, Inc.	Mirum Pharmaceuticals, Inc.	Ultragenyx Pharmaceutical Inc.

Blueprint Medicines Corporation	Rhythm Pharmaceuticals, Inc.

The compensation & people committee believes the compensation practices of our peer group provide us with appropriate compensation benchmarks for evaluating the compensation of our NEOs. Notwithstanding the similarities of the peer group to our company, due to the nature of our business, we compete for executive talent with many companies that are larger and more established than we are or that possess greater resources than we do, as well as with prestigious academic and non-profit institutions. Other considerations, including market factors, the experience level of the executive and the executive’s performance against established corporate goals and individual objectives, may require that our compensation & people committee vary from its historic compensation practices or deviate from its general compensation philosophy under certain circumstances.

For the purposes of informing 2025 compensation decisions, the compensation & people committee, with the advice of Aon, examined the peer group list and, with reference to market capitalization, therapeutic area, stage of development, number of employees and other key business metrics, approved the following 2025 peer group:

ACADIA Pharmaceuticals Inc.	Blueprint Medicines Corporation	Sage Therapeutics, Inc.

Amicus Therapeutics, Inc.	Crinetics Pharmaceuticals, Inc.	SpringWorks Therapeutics, Inc.

Apellis Pharmaceuticals, Inc.	Intellia Therapeutics, Inc.*	Travere Therapeutics, Inc.

Arcus Biosciences, Inc.*	Mirum Pharmaceuticals, Inc.	Ultragenyx Pharmaceutical Inc.

Biocryst Pharmaceuticals, Inc.	Rhythm Pharmaceuticals, Inc.

*addition to 2025 peer group

Our compensation & people committee made adjustments to our 2025 peer group to ensure it represented a group of biopharmaceutical companies that aligns with us in key measures based on our disease area focus, the current state of our commercialization efforts, and our development pipeline, focusing on companies with:

•	approximately 200 to 1,500 employees;

•	a market capitalization between $800 million and $7.5 billion;

•	a late-stage clinical or early commercial-stage portfolio with a focus on rare diseases; and

•	annual revenue of less than $500 million.

Specifically, Insmed Incorporated was removed from the 2025 peer group because the company’s market capitalization moved outside of our targeted range, and Mirati Therapeutics, Inc. was removed from the 2025 peer group due to the company having been acquired. Arcus Biosciences, Inc. and Intellia Therapeutics, Inc. were added to the 2025 peer group through an evaluation of potential peers meeting the above criteria.

Executive Compensation Elements

The primary elements of our executive compensation program are:

•	base salary;

•	annual performance-based cash incentives;

•	equity incentive awards;

•	severance and change in control benefits;

•	broad-based health and welfare benefits; and

•	broad-based 401(k) plan.

Our compensation & people committee uses its judgment to allocate long-term and short-term compensation for our NEOs, in alignment with our pay-for-performance philosophy and the long-term interests of stockholders. After reviewing information provided by our compensation consultant and other relevant data, our compensation & people committee determines what it believes to be the appropriate level and mix of the various compensation components. The compensation & people committee generally strives to provide our NEOs with a balance of short-term and long-term incentives to encourage consistently strong performance. Ultimately, the compensation & people committee’s objective in allocating between long-term and short-term compensation is to ensure adequate base compensation to attract and retain talent, while providing incentives to maximize long-term value for our company and our stockholders. Therefore, we provide cash compensation in the form of base salary to meet competitive salary norms and reward performance on an annual basis. We also provide cash compensation in the form of performance-based cash incentive compensation designed to incentivize and reward performance based on specific short-term annual company goals. To further focus our NEOs on longer-term performance, we rely upon equity-based incentive awards that vest over a meaningful period of time or upon the achievement of meaningful corporate milestones, thereby reinforcing stockholder value creation. In addition, we provide our executives with benefits that are available to all employees, including medical, vision and dental insurance; life and disability insurance; medical and dependent care flexible spending accounts; a 401(k) plan; and an opportunity to invest in our company pursuant to our employee stock purchase plan. Finally, we offer our NEOs severance benefits to align with market practice and to incentivize them to continue to strive to achieve stockholder value in connection with change in control situations.

Base Salaries

Base salaries are used to recognize the experience, skills, knowledge and responsibilities required of our NEOs. Base salaries for our NEOs typically are established through arm’s length negotiation at the time the NEO is hired or promoted, taking into account the position for which the NEO is being considered and the NEO’s qualifications, prior experience and salary expectations. None of our NEOs is currently party to an employment agreement that provides for automatic or scheduled increases in base salary and we do not provide formulaic base salary increases to our NEOs. However, on an annual basis, our compensation & people committee reviews and evaluates, with input from our chief executive officer (other than with respect to himself), the need for adjustment of the base salaries of our NEOs based on changes and expected changes in the scope of a NEO’s responsibilities, including promotions, the individual contributions made by and performance of the NEO during the prior year, the NEO’s performance over a period of years, overall labor market conditions, the relative ease or difficulty of replacing the executive with a well-qualified person, our overall growth and development as a company and general salary trends in our industry and among our peer group and where the NEO’s salary falls in the salary range presented by that data. In making decisions regarding salary increases, the compensation & people committee may also draw upon the experience of members of our board of directors with other companies.

In February 2024, based on a review of market data provided by Aon and the factors described above, including the current compensation levels of our NEOs and company performance and individual contributions, our compensation & people committee or board of directors, as applicable, approved 2024 salary increases for our NEOs.

The 2023 and 2024 annual base salaries of each of our NEOs were:

	2023 Base Salary ($)	2024 Base Salary ($)	% Change
Brian Goff	798,250	822,198	3	%(1)
Cecilia Jones	484,500	503,880	4	%(2)
James Burns	497,007	511,917	3	%(1)
Sarah Gheuens, M.D., Ph.D.	566,500	583,495	3	%(1)
Tsveta Milanova	510,000	525,300	3	%(1)

(1)	Increase reflects merit-based adjustment.

(2)	Increase reflects merit- and market-based adjustments.

Annual Performance-based Cash Incentives

We have designed our annual performance-based cash incentive program, which is guided by specified annual corporate and individual goals and contributions, to emphasize pay-for-performance and to reward our NEOs for our performance during the preceding year. The target pay opportunity of the annual cash incentive for the chief executive officer is determined by our board of directors, based upon the recommendation of our compensation & people committee, and the amount of the target pay opportunity of the annual cash incentive for all other NEOs is determined by our compensation & people committee with input from our chief executive officer. In making such determinations and recommendations, the compensation & people committee examined the totality of anticipated and unanticipated achievements by us and each NEO in the preceding year, including our performance against specific research, clinical, regulatory, operational and financial company goals. In recent years, these annual company goals have primarily focused on the advancement of our most advanced programs.

Our compensation & people committee determined to formally cap annual performance-based cash incentive program funding in any given year at 150% of the target payout level. Under our annual performance-based cash incentive program, individual cash incentive awards are determined by first establishing a cash incentive pool, which is adjusted based upon recommendations by our compensation & people committee and upon approval by our board of directors based on the company’s performance as measured against the company’s predetermined annual goals and then allocated among all eligible program participants. Below is the list of the company’s 2024 goals and relative weighting assigned to each goal, as considered by our compensation & people committee and board of directors in their respective assessment of company performance in 2024.

1)	Set foundation for future of hemolytic anemia franchise through launch readiness and global planning: relative weighting 35%

•	Achieve target revenue for PYRUKYND® in adult PK deficiency by the end of the fourth quarter;

•	Ensure launch readiness based on defined metrics by the end of the fourth quarter; and

•	Ensure ex-U.S. partner(s) and operational engagement plans are secured for prioritized regions by the end of the fourth quarter.

2)	Advance PYRUKYND®, including progressing pivotal programs in thalassemia and SCD: relative weighting 35%

•	File a supplemental New Drug Application in the United States for thalassemia by the end of the fourth quarter; and

•	Achieve last-patient-in for the phase 3 portion of our RISE UP study in SCD by the end of the fourth quarter.

3)	Advance and diversify pipeline: relative weighting 15%

•	Achieve first-patient-in for the phase 2b study of AG-946 in LR MDS by the end of the third quarter;

•	Achieve last-patient-in for the core single ascending dose study cohorts for the phase 1 study of AG-181 by the end of the fourth quarter; and

•	Advance one new program to the next defined stage.

4)	Maintain financial strength and develop our strategy, organization and culture to ensure execution of the company’s long-term vision: relative weighting 15%

•	Spend within forecast;

•	Ensure that we maintain a cash runway into 2027 by the end of the year;

•	Engage a distributed workforce through high connectivity and ensure retention of key capabilities; and

•	Drive culture of inclusion and belonging across employee population.

Certain of these corporate goals include highly sensitive and competitive data, including preclinical, clinical, regulatory, strategic and financial targets. We do not disclose the specific portions of these goals because we believe that such disclosure would result in competitive harm to us. We purposely set these goals at challenging levels. Revealing certain elements of these goals could potentially reveal insights about our preclinical, clinical, regulatory, financial and strategic plans or objectives that our competitors or potential collaborators could use against us.

In January 2025, our chief executive officer recommended to our compensation & people committee that our company’s performance against 2024 goals be assessed based on the company’s achievements against these goals during the year, which achievements are discussed above under “Compensation Discussion and Analysis—Executive Summary”. Based on the company’s achievements against our 2024 goals, the overall company performance score for 2024 was determined to be 125% by our board of directors upon the recommendation of the compensation & people committee. Below is our relative weighted performance against our 2024 goals, as determined by our board of directors.

2024 Corporate Goals	Weighting	Assessment of Achievement		Weighted Performance
Set foundation for future of hemolytic anemia franchise through launch readiness and global planning	35%	105%		37%
Advance PYRUKYND®, including progressing pivotal programs in thalassemia and SCD	35%	150	%*	53%
Advance and diversify pipeline	15%	100%		15%
Maintain financial strength and develop our strategy, organization and culture to ensure execution of the company’s long-term vision	15%	135	%*	20%

Total	100%			125%

*Our compensation & people committee and board of directors assessed these two goals as high achievement to recognize the significant accomplishments in 2024 with respect to (i) bolstering our financial strength, including through the sale of our vorasidenib royalty rights to Royalty Pharma, and (ii) clinical and regulatory advancements made in our PYRUKYND® programs, including achieving positive phase 3 results from both of our pivotal trials of PYRUKYND® in thalassemia (and filing associated regulatory applications with the FDA, EMA and Kingdom of Saudi Arabia and United Arab Emirates health authorities) and completing enrollment of the phase 3 portion of our RISE UP trial of PYRUKYND® in SCD.

Our compensation & people committee also evaluates the individual performance of our NEOs, with the input of our chief executive officer in the case of the evaluation of our other NEOs, and makes recommendations to our board of directors with regard to the evaluation of our chief executive officer’s individual performance. Consistent with this process, our compensation & people committee assessed the performance of Mr. Goff in 2024 based on our relative achievement of our corporate goals as well as his individual performance and leadership in driving the execution of our strategic plans.

In assessing the individual performance of our NEOs other than our chief executive officer, our compensation & people committee, with the input of our chief executive officer, considered each such officer’s individual contributions to the completion of our 2024 goals, and the officer’s individual achievements in helping to build the company and execute on our strategy. These achievements include the following:

•

In 2024, Ms. Jones led our finance and investor relations functions and had several notable achievements including delivery of strong financial results for 2024 through a disciplined approach to spending, finalizing 2025 budget plans, and most notably securing additional financial security for the organization through the sale of the vorasidenib royalty rights to Royalty Pharma for $905.0 million.

•

In 2024, Dr. Gheuens led the functions of our research, clinical, and regulatory teams responsible for the significant progress in advancing our earlier stage programs with tebapivat in MDS and SCD as well as executing on our later stage programs with the phase 3 data read-outs and submission of regulatory filings in four regions for thalassemia and furthering the progress in our RISE UP trial for SCD.

•

In 2024, Mr. Burns led our legal, compliance and intellectual property functions, providing general legal and contract support for the organization as well as playing a key role in the execution of the sale of our vorasidenib royalty rights that increased our financial security to support our growth plans in the coming years.

•

In 2024, Ms. Milanova led our commercial function with a focus on continued growth of sales of PYRUKYND® for treatment of hemolytic anemia in adults with PK deficiency, preparing for potential launch of PYRUKYND® in thalassemia in 2025, and defining our strategy for global commercialization. The continued sales growth of our commercialized PYRUKYND® product earned revenue of $36.5 million for the year ended December 31, 2024 compared to $26.8 million for the prior year.

Based on company and individual performance, our board of directors approved, upon the recommendation of the compensation & people committee, the 2024 cash incentive payment for Mr. Goff, and the compensation & people committee approved the 2024 cash incentive payments for our other NEOs, as follows:

	Target Award as % of Base Salary	Target Cash Incentive Payment ($)	2024 Actual Cash Incentive Payment ($)	2024 Actual Cash Incentive Payment (% of Target Award)
Brian Goff	70%	575,539	719,423	125%
Cecilia Jones	45%	226,746	283,433	125%
James Burns	45%	230,363	287,954	125%
Sarah Gheuens, M.D., Ph.D.	45%	262,573	328,216	125%
Tsveta Milanova	45%	236,385	295,482	125%

The 2024 cash incentive payments for all employees, including the NEOs, were earned in 2024 and paid in 2025.

As discussed below under “—2025 Executive Compensation Decisions”, the annual cash incentive target award percentages for 2025 performance for our NEOs remain unchanged from 2024 and 2023.

Equity Incentive Awards

Our equity award program is the primary long-term incentive compensation vehicle for our executives. We believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. Our executives benefit from stock option and RSU awards as our stock price increases through the creation of stockholder value; similarly, the PSU awards granted to our executives vest only after the achievement of specified company performance milestones. Accordingly, we believe stock option, RSU and PSU awards provide meaningful incentives to our executives to increase the value of our stock over time. In addition, the vesting features of our equity grants contribute to executive retention by providing an incentive to our executives to remain employed with us during the vesting period.

Equity compensation represents the largest at-risk component of our NEOs’ compensation arrangements. We believe that it is appropriate to align the interests of our NEOs with those of our stockholders to achieve and sustain long-term stock price appreciation. We typically use stock option, RSU and PSU awards to compensate our NEOs in the form of initial grants in connection with the commencement of employment as well as on an annual basis. In addition, from time to time we have granted certain employees, including our NEOs, supplemental RSU and/or PSU awards in order to further promote retention and to motivate and recognize individual employees’ impact on our organizational success.

We grant equity awards to our NEOs with both time-based and performance-based vesting. The stock options that we grant to our NEOs with time-based vesting typically become exercisable as to 25% of the shares underlying the option on the first anniversary of the grant date, and as to the remaining shares in equal monthly increments over the 36 months thereafter. The RSUs we grant to our NEOs typically vest in equal annual installments on each anniversary of the date of grant, until the third anniversary of such date. The PSUs that we grant to our NEOs generally vest in connection with the achievement of specified company performance milestones. The exercise price of all stock options equals the fair market value of shares of our common stock on the date of grant. Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option, including no voting rights and no right to receive dividends or dividend equivalents. Vesting of stock options ceases on termination of service and the exercise rights of stock options cease shortly after termination of service except in the case of death or disability. Vesting of both RSU and PSU awards ceases upon termination of service.

In specified termination and change in control circumstances, equity awards held by our NEOs are subject to accelerated vesting. See “—Severance and Change in Control Benefits” below for further information.

Annual Equity Grants

Our compensation & people committee and board of directors, as applicable, determined that the mix for the 2024 annual equity grants to our NEOs be split approximately as follows: 50% in stock options, 25% in RSUs and 25% in PSUs, based on grant date fair value, for our NEOs.

The compensation & people committee and board of directors determined that the equity mix for 2024 annual grants was appropriate to ensure that compensation remains tied to stock performance and achievement of meaningful corporate milestones (through stock options and PSUs) and promotes retention (via RSUs that vest over time to deliver equivalent value to stock options while using fewer authorized shares). As noted below under “—2025 Executive Compensation Decisions”, our compensation & people committee determined that annual equity awards for our NEOs, except for our chief executive officer, continue to be split approximately 50% in stock options, 25% in RSUs and 25% in PSUs, based on grant date fair value, for 2025, in order to closely align executive compensation with the achievement of meaningful corporate milestones. Our board of directors, upon the recommendation of our compensation & people committee, determined that the annual equity award for our chief executive officer would be split approximately 40% in stock options, 20% in RSUs and 40% in PSUs based on grant date fair value, for 2025, in order to further emphasize the performance-based component.

None of our NEOs are currently party to an employment agreement that provides for an automatic award of equity grants, other than initial equity awards made in connection with the start of employment.

In determining the size of the annual stock option, RSU and PSU awards to our NEOs, our compensation & people committee, with the assistance from Aon, considers our company performance, individual performance, the potential for enhancing the creation of value for our stockholders, the amount of equity previously awarded to the NEOs and the vesting terms of such prior awards, the company’s broader organizational equity needs and overall dilution, as well as industry and peer group benchmark data. We evaluate our equity award program on an annual basis to ensure that it appropriately links to our long-term performance by aligning the interests of our executives and our stockholders, remains competitive with industry and peer benchmarks and is consistent with our overall equity needs and dilution levels. Annual equity awards are typically granted to our NEOs effective March 1 of the applicable year.

In February 2024, our compensation & people committee (or our board of directors, upon recommendation of our compensation & people committee, with respect to our chief executive officer) approved annual equity incentive awards in the form of stock options, RSUs and PSUs, as applicable, to our NEOs, effective March 1, 2024, in the amounts set forth opposite their respective names in the table below. In the case of each award, these grants were based on the NEO’s existing equity incentive holdings, level of responsibility within our company, equity ownership in relation to the peer group benchmark, and the compensation & people committee’s assessment (or our board of directors’ assessment, in the case of our chief executive officer) of the NEO’s individual performance and our overall company performance, in each case without reference to any specific metric.

	2024 Annual Stock Option Awards (1)	2024 Annual RSU Awards (2)	2024 Annual PSU Awards (3)
Brian Goff	195,500	54,000	54,000
Cecilia Jones	60,000	17,000	17,000
James Burns	60,000	17,000	17,000
Sarah Gheuens, M.D., Ph.D.	60,000	17,000	17,000
Tsveta Milanova	60,000	17,000	17,000

(1)

The options have an exercise price of $32.27 per share, the closing price on the date of grant. The options are subject to time-based vesting, with 25% of the shares underlying the award vesting on the first anniversary of the grant date and the remaining shares vesting monthly thereafter in equal increments over 36 months, subject to continued service.

(2)

The RSUs are subject to time-based vesting, with one-third of the shares of common stock underlying the RSUs vesting on the first, second and third anniversaries of the grant date, subject to continued service.

(3)

The PSUs vest as to (i) with respect to Mr. Goff, one-fourth of the underlying shares of common stock upon the achievement of a specified regulatory milestone and three-fourths of the underlying shares of common stock upon the achievement of a specified commercial milestone; and (ii) with respect to our other NEOs, one-half of the underlying shares of common stock upon the achievement of each of one specified regulatory and one specified commercial milestone, in each case subject to continued service.

Performance Share Units (PSUs)

In addition to annual stock option and RSU grants, we grant PSUs to our executives, including our NEOs, in order to further align executive incentives with critical value drivers for the business. We have multiple PSU programs for our executives under which PSUs will vest only after the achievement of specified performance milestones, as described below. Beginning in 2022, our compensation & people committee formally introduced PSUs as part of the annual equity grants to our executives, including our NEOs.

2021 PSU Program

The PSUs that we granted to our then-current NEOs in February 2021 and in connection with the appointment of Dr. Gheuens to chief medical officer, vest as to one-half of the underlying shares upon our compensation & people committee’s determination of the achievement of each of the following milestones, the performance period for which expired on December 31, 2024:

•	Exceeding our internal target for the number of PK deficiency patients treated with PYRUKYND® in the 12 months from start of U.S. commercial launch (milestone not achieved); and

•	Meeting the primary endpoint in a pivotal trial of mitapivat in thalassemia (milestone determined to be achieved by the compensation & people committee in January 2024).

2022 PSU Program

The PSUs that we granted to our then-current NEOs in 2022 (including to Ms. Jones upon commencement of her employment in 2022 and Ms. Milanova upon commencement of her employment in January 2023, and other than Mr. Goff), vest as to one-half of the underlying shares upon our compensation & people committee’s determination of the achievement of each of the following milestones, the performance period for which expires as set forth below:

•

Receipt of written notice by the FDA of its acceptance of a company-sponsored IND for a development candidate in a non-PKR activator program prior to December 31, 2023 (in December 2023, following submission of the IND for AG-181, the compensation & people committee extended the performance period until January 31, 2024 to allow 30 days for FDA review; milestone determined to be achieved by the compensation & people committee in January 2024); and

•	Meet primary endpoint of the mitapivat phase 2 SCD study (RISE UP) by December 31, 2025 (milestone determined to be achieved by the compensation & people committee in June 2023).

2022 PSU Awards to Chief Executive Officer

The PSUs that we granted to Mr. Goff in August 2022 in connection with his appointment as our chief executive officer vest as to the underlying shares upon our compensation & people committee’s determination of the achievement of each of the following milestones, the performance period and relative weight for each milestone as set forth below:

•

Clearance or approval by the FDA of the first initial drug application, or IND, submitted by the company for a development candidate in a non-pyruvate kinase-R, or PKR, activator program by December 31, 2023 (10% of underlying shares; in December 2023, the compensation & people committee extended the performance period until January 31, 2024 to allow 30 days for FDA review; milestone determined to be achieved by the compensation & people committee in January 2024);

•

Confirmation that one of two pivotal trials of mitapivat in thalassemia has met its primary endpoint by December 31, 2024 (15% of underlying shares; milestone determined to be achieved by the compensation & people committee in January 2024);

•

Confirmation that the second of two pivotal trials of mitapivat in thalassemia has met its primary endpoint by December 31, 2024 (15% of underlying shares; milestone determined to be achieved by the compensation & people committee in June 2024);

•

Clearance or approval by the FDA of a second IND submitted by the company for a development candidate in a non-PKR activator program or company in-licensing of an FDA cleared or approved IND for a non-PKR activator program by December 31, 2025 (15% of underlying shares; milestone not yet achieved);

•

Meet primary endpoint of the mitapivat phase 2 SCD study (RISE UP) by December 31, 2025 (15% of underlying shares; milestone determined to be achieved by the compensation & people committee in June 2023);

•	Receipt by the company of written notice from the FDA of its approval of mitapivat for use in thalassemia by December 31, 2026 (15% of underlying shares; milestone not yet achieved); and

•

Confirmation of positive results in a phase 3 clinical trial of mitapivat sufficient to support a supplemental NDA filing in SCD in the United States by December 31, 2026 (15% of underlying shares; milestone not yet achieved).

2023 PSU Program

The PSUs that we granted to our NEOs in March 2023 vest as to one-half of the underlying shares upon our compensation & people committee’s determination of the achievement of each of the following milestones (which are also included in the milestones for Mr. Goff’s 2022 PSU awards, described above), with the performance period as set forth below:

•

Clearance or approval by the FDA of a second IND submitted by the company for a development candidate in a non-PKR activator program or company in-licensing of an FDA cleared or approved IND for a non-PKR activator program by December 31, 2025 (milestone not yet achieved); and

•	Receipt by the company of written notice from the FDA of its approval of mitapivat for use in thalassemia by December 31, 2026 (milestone not yet achieved).

2024 PSU Program

The PSUs that we granted to our NEOs in March 2024 vest as to the underlying shares upon our compensation & people committee’s determination of the achievement of each of the following milestones, the performance period and relative weight for each milestone as set forth below:

•

Confirmation of positive results in a phase 3 clinical trial of mitapivat sufficient to support a supplemental NDA filing in SCD in the United States by December 31, 2026 (25% of underlying shares for Mr. Goff, 50% of underlying shares for our other NEOs; milestone not yet achieved); and

•

Achieve 110% of thalassemia revenue target for the first full 12 months following FDA approval of mitapivat for treatment of thalassemia by December 31, 2027 (75% of underlying shares for Mr. Goff, 50% of underlying shares for our other NEOs; milestone not yet achieved).

2025 PSU Program

The PSUs that we granted to our NEOs in March 2025 vest as to the underlying shares upon our compensation & people committee’s determination of the achievement of each of the following milestones, the performance period and relative weight for each milestone as set forth below:

•

First patient enrolled in a phase 3 clinical trial of tebapivat in LR MDS by December 31, 2028 (25% of underlying shares for Mr. Goff, 50% of underlying shares for our other NEOs; milestone not yet achieved);

•

Confirmation of positive results in a phase 2 clinical trial of AG-946 sufficient to support initiation of a phase 3 trial of AG-946 in SCD by December 31, 2028 (25% of underlying shares; milestone not yet achieved); and

•

Addition (and/or progression to phase 1 or later) of two new non-PK activator assets to our pipeline in alignment with the company’s corporate strategy by December 31, 2026; upon achievement of milestone, underlying shares vest on December 31, 2027 (50% of underlying shares for Mr. Goff, 25% of underlying shares for our other NEOs; milestone not yet achieved).

We believe that PSUs further increase the performance orientation of our executive compensation program thereby leading to the compensation & people committee’s decision to formally include PSUs as part of the annual equity award mix for our executives. The PSU milestones are intended to align with a broad range of the most significant long-term value-creating objectives for the company.

2025 Executive Compensation Decisions

In February 2025, our compensation & people committee (or our board of directors, upon recommendation of the compensation & people committee, for our chief executive officer) approved 2025 base salaries, target annual performance-based cash incentive percentages and annual stock option, RSU and PSU awards for our NEOs. The table below sets forth the 2025 compensation levels for our NEOs.

	2025 Target Bonus Award (%)	Change in Target Bonus Award from 2024	2025 Base Salary ($)	% Base Salary Increase over 2024		2025 Equity Incentive Awards (Options)(1)	2025 Equity Incentive Awards (RSUs)(2)	2025 Equity Incentive Awards (PSUs)(3)
Brian Goff	70%	—	$846,863	3.0	%(4)	142,500	39,000	78,000
Cecilia Jones	45%	—	$535,085	6.2	%(5)	43,500	12,000	12,000
James Burns	45%	—	$527,275	3.0	%(4)	43,500	12,000	12,000
Sarah Gheuens, M.D., Ph.D.	45%	—	$601,060	3.0	%(4)	43,500	12,000	12,000
Tsveta Milanova	45%	—	$541,059	3.0	%(4)	43,500	12,000	12,000

(1)

Effective March 1, 2025, our compensation & people committee, or board of directors, as applicable, approved the grant of these stock option awards to our NEOs, at an exercise price of $35.54 per share, the closing price on the date of grant. The options are subject to time-based vesting, with 25% of the shares underlying the award vesting on the first anniversary of the grant date and the remaining shares vesting monthly thereafter in equal increments over 36 months, subject to continued service.

(2)

Effective March 1, 2025, our compensation & people committee, or board of directors, as applicable, approved the grant of these RSUs to our NEOs. The RSUs are subject to time-based vesting, with one-third of the shares of common stock underlying the RSUs vesting on the first, second and third anniversaries of the grant date, subject to continued service.

(3)

Effective March 1, 2025, our compensation & people committee, or board of directors, as applicable, approved the grant of these PSUs to our NEOs. The PSUs vest as to one-quarter (or one-half as it relates to our chief executive officer) of the underlying shares of common stock upon the achievement of a specified clinical related milestone, as to an additional one-quarter of the underlying shares of common stock upon the achievement of a second specified clinical related milestone and as to one-half (or one-quarter as it relates to the chief executive officer) of the underlying shares of common stock upon the achievement of a third specified research and development milestone, in each case subject to continued service.

(4)	Increase reflects merit-based adjustment.

(5)	Increase reflects merit- and market-based adjustments.

Salary increases for 2025 became effective as of January 1, 2025. The annual cash incentive target award percentage for our NEOs remained unchanged from 2024. Annual performance-based cash incentive program payouts for 2025 annual cash incentives will be based on our performance against specific research, clinical, operational and financial company goals and, as stated above, will be capped at 150% of the target payout level.

In February 2025, our compensation & people committee determined that annual equity awards for our NEOs, with the exception of our chief executive officer, would be split approximately 50% in stock options, 25% in RSUs and 25% in PSUs, based on grant date fair value, for 2025, in order to closely align executive compensation with the achievement of meaningful corporate milestones. The compensation & people committee and board of directors determined that the grant of the annual equity award for our chief executive officer would be split approximately 40% in stock options, 20% in RSUs and 40% in PSUs based on grant date fair value, in order to further emphasize the performance-based component.

Supplemental 2025 Equity Grants

In addition to the annual equity grants outlined above, in February 2025, the compensation & people committee granted to Mr. Burns and Ms. Jones the RSUs set forth in the table below, effective March 1, 2025, in order to recognize their contributions to the company’s sale of the vorasidenib royalty rights in August 2024.

RSU Awards (1)
Cecilia Jones	15,910
James Burns	11,759

(1)

The RSUs are subject to time-based vesting, with one-third of the shares of common stock underlying the RSUs vesting on the first, second and third anniversaries of the grant date, subject to continued service.

Severance and Change in Control Benefits

In 2016, our compensation & people committee adopted the Severance Benefits Plan, or the Severance Plan, which applies to our NEOs and certain other employees, and which became effective as of April 22, 2016 and was subsequently amended on October 6, 2022. The Severance Plan provides for severance benefits in the event of a termination of such NEO’s employment by us without cause or by such employee for good reason either (i) before or more than 18 months after a change in control, or Non-Change of Control Termination, or (ii) within 18 months following a change in control, or Change of Control Termination.

Please refer to “—
Employment, Severance and Change in Control Arrangements
” below for a more detailed discussion of severance and change in control benefits for our NEOs. We also have provided estimates of the value of the severance payments made and other benefits provided to our NEOs under specified termination circumstances under the caption “—
Potential Payments Upon Termination or Change in Control
” below. We believe that providing these benefits helps us compete for executive talent. These benefits are designed to promote stability and continuity of our senior management and are intended to preserve employee morale and productivity and encourage retention in the face of the disruptive impact of an actual, threatened, or rumored change in control of the company.
Health and Welfare Benefits
Our NEOs are eligible to participate in all of our employee benefit plans, including our medical, dental, vision, life and disability insurance plans, in each case on the same basis as other employees. We believe that these health and welfare benefits help ensure that we have a productive and focused workforce through reliable and competitive health and other benefits.
401(k) Retirement Plan
We maintain a 401(k)-retirement plan that is intended to be a tax-qualified
defined contribution plan under Section 401(k) of the Internal Revenue Code, as amended, or the Code. In general, all of our employees are eligible to participate, beginning on the first day of the month following commencement of their employment. The 401(k) plan includes a salary deferral arrangement pursuant to which participants may elect to reduce their current compensation by up to the statutorily prescribed limit, equal to $23,000 in 2024, and have the amount of the reduction contributed to the 401(k) plan. Participants who turned age 50 in 2024 were also eligible to make
“catch-up”
contributions, which in 2024 may be up to an additional $7,500 above the statutory limit. In 2024, we matched 100% of employee 401(k) contributions up to the first 4% of eligible contributions. Matching contributions are 100% vested immediately.
Policies and Practices Related to the Grant of Certain Equity Awards
On an annual basis, we grant stock options and RSUs to our employees and also grant PSUs to certain employees including our executive officers. We grant options and RSUs to our non-employee
directors on an annual basis in accordance with our
non-employee
director compensation policy. We also grant stock options, RSUs and, with respect to our executive officers and certain others, PSUs, to individuals upon hire or, in limited circumstances, promotion or for retention purposes. We currently do not grant stock appreciation rights or similar option-like instruments. During the year ended December 31, 2024, neither the board of directors nor the compensation committee took material nonpublic information into account when determining the timing or terms of equity awards, nor did the Company time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Annual stock option grants to our executive officers are typically granted by our compensation committee (or in the case of the chief executive officer, by our board of directors) effective on March 1 st
of each year. Stock options granted to new hires who are executive officers are typically granted by our board of directors effective upon such executive officer’s employment start date. In 2024, our compensation committee delegated authority to our chief executive officer, or if the chief executive officer was unavailable, the chief financial officer, under our 2023 Stock Incentive Plan to grant annual stock grants to our non-executive
officer employees effective on March 1
st
of the year. Stock options granted to new hires who are
non-executive
employees are typically granted pursuant to delegated authority by our chief executive officer, or if the chief executive officer was unavailable, the chief financial officer, under our 2023 Stock Incentive Plan, effective on the first trading day of the month following the month in which the employee is hired. If stock options are granted in connection with promotions or for retention purposes, such grants are also typically pursuant to delegated authority and are effective on

February 1
st
of each year or on the first trading day of the month following the related event. Our chief executive officer and chief financial officer do not take into account material nonpublic information when determining the timing or terms of such stock option grants.
Under our
non-employee
director compensation policy, the grants of annual stock options to non-employee
directors serving at time of our annual meeting of stockholders are effective immediately following such annual meeting of our stockholders. Under our non-employee
director compensation policy, our board of directors grants stock options to new non-employee
directors effective upon the director’s initial election to our board of directors.
During the year ended December 31, 2024, we did not grant stock options to any named executive officer during any period beginning four business days before and ending one business day after the filing of any
Form 10-Q
or
10-K,
or the filing or furnishing of a Form
8-K
that discloses material nonpublic information.

Clawback Policy
Effective October 2, 2023, we adopted a compensation recovery policy, or a “clawback policy”, in accordance with Rule
10D-1
under the Exchange Act, or Rule
10D-1,
and Nasdaq Listing Rule 5608. The policy is administered by the compensation & people committee. The policy provides that, in the event that we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under U.S. federal securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, we will attempt to recover, reasonably promptly from each covered executive, any erroneously awarded incentive-based compensation received by our covered executives during the recovery period under the policy. For purposes of this policy, covered executives means any executive officer (as defined in Rule
16a-1(f)
under the Exchange Act) who served at any time during the performance period for the applicable incentive-based compensation. Incentive-based compensation means any compensation that is granted, earned or vested based wholly or in part upon the attainment of (i) any measures that are determined and presented in accordance with the accounting principles used in preparing our financial statements, and any measures that are derived wholly or in part from such measures, (ii) stock price and (iii) total stockholder return. Erroneously awarded incentive-based compensation means the amount of incentive-based compensation that was received that exceeds the amount of incentive-based compensation that otherwise would have been received had it been determined based on the restated amounts, computed without regard to any taxes paid by the covered executives (or by us on their behalf). If the incentive-based compensation is based on our stock price or total stockholder return and the amount of the erroneously awarded incentive-based compensation is not subject to recalculation directly from the information in an accounting restatement, the amount to be recovered shall be based on a reasonable estimate by the compensation & people committee of the effect of the accounting restatement on the stock price or total stockholder return upon which the incentive-based compensation was received. The policy does not apply to incentive-based compensation received prior to October 2, 2023 or to incentive-based compensation that was received by a covered executive before beginning service as an executive officer.
If we are required to prepare an accounting restatement and the policy is not applicable to the compensation, the clawback policy previously adopted by our board of directors effective April 22, 2016 will apply in accordance with its terms.
Perquisites
Consistent with our
pay-for-performance
philosophy, we have provided only limited perquisites to our executives in connection with the start of employment. We do not provide personal perquisites such as automobile leases, driver services or provide aircraft for personal use.
Insider Trading Policy; Anti-Hedging and Pledging
We have adopted an insider trading policy governing the purchase, sale and/or other dispositions of company securities by our directors, officers, employees and other covered persons. We believe the insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and Nasdaq listing standards. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form
10-K
for the fiscal year ended December 31, 2024. The company also does not engage in transactions in company securities while in possession of material nonpublic information concerning the company or its securities.
Our insider trading policy, among other things, expressly prohibits all of our employees, including our NEOs, as well as our directors, from engaging in speculative transactions in our stock, including short sales, purchases or sales of puts, calls or other derivative securities and purchases of financial instruments (including prepaid variable forward contracts, equity swaps, collars or exchange funds) or other transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our securities. In addition, our insider trading policy expressly prohibits all of our employees, including our NEOs, as well as our directors, from purchasing our securities on margin, borrowing against our securities in a margin account or, with certain limited exceptions, pledging our securities as collateral for a loan.
No Tax
Gross-ups
We do not provide for any tax
gross-up
payments to our NEOs.
Accounting and Tax Considerations
We account for equity compensation paid to our employees under the rules of FASB Codification Topic 718, which rules require us to estimate and record an expense over the service period of any such award. Accounting rules also require us to record cash compensation as an expense at the time the obligation is accrued. To date, these accounting requirements have not impacted our executive compensation programs and practices.
We are generally entitled to a U.S. federal income tax deduction with respect to compensation income paid to our service providers, subject to limitation under Section 162(m) of the Code, with respect to compensation in excess of $1 million paid in any one year to each of certain of our current and former executive officers. While the compensation & people committee generally considers the tax implications to us of its executive compensation decisions, such implications did not have a material consideration in the compensation awarded to our NEOs in 2024.

Stock Ownership Guidelines

Our compensation & people committee established stock ownership guidelines for our directors and executive officers to further align the interests of our board of directors and executive officers with those of stockholders. The stock ownership guidelines are as follows: our chief executive officer must own shares worth at least three times his base salary; our other executive officers must own shares worth at least their base salary; and our non-employee directors must own shares worth at least three times the annual cash retainer. Our chief executive officer, other executive officers and non-employee directors have five years from first being subject to these guidelines to satisfy the applicable ownership threshold. As of March 31, 2025, all of our directors and executive officers were in compliance with the stock ownership guidelines. Mr. Capello, Ms. Owen and Dr. Viswanadhan are each within the aforementioned five-year phase-in period and as a result are not yet required to meet the stock ownership guidelines.

Compensation Committee Report

The compensation & people committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with our management. Based on this review and discussion, the compensation & people committee recommended to our board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

This report of the compensation & people committee is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

The foregoing report has been furnished by the compensation & people committee.

Respectfully submitted,

The Compensation & People Committee of the Board of Directors

Cynthia Smith (chair)

Kaye Foster

Catherine Owen

Summary Compensation Table

The following table shows information regarding the compensation of our NEOs during the fiscal years ended December 31, 2024, 2023 and 2022.

Name and Principal Position	Year		Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Brian Goff	2024		822,198	—	1,742,580	3,480,506	719,423	11,653	6,776,359
Chief Executive Officer	2023		798,250	—	637,755	1,319,723	648,179	12,546	3,416,453
	2022	(4)	308,239	250,000	1,999,985	8,981,089	195,300	9,834	11,744,447
Cecilia Jones	2024		503,880	—	548,590	1,068,185	283,433	15,261	2,419,349
Chief Financial Officer	2023		484,500	—	150,060	307,242	252,910	14,072	1,208,784
	2022	(5)	127,746	175,000	624,986	1,882,584	96,188	4,422	2,910,926
James Burns	2024		511,917	—	548,590	1,068,185	287,954	15,861	2,432,507
Chief Legal Officer	2023		497,007	—	300,120	614,478	507,838	15,097	1,934,540
	2022		460,000	—	370,300	707,400	186,300	14,025	1,738,025
Sarah Gheuens, M.D., Ph.D.	2024		583,495	—	548,590	1,068,185	328,216	15,861	2,544,347
Chief Medical Officer, Head of Research & Development	2023		566,500	—	1,008,114	614,478	666,964	14,103	2,870,159
	2022		532,500	—	370,300	707,400	222,750	13,953	1,846,903
Tsveta Milanova	2024		525,300	—	548,590	1,068,185	295,482	15,861	2,453,418
Chief Commercial Officer	2023	(6)	507,875	150,000	699,978	2,094,247	266,220	14,953	3,733,273
	2022		—	—	—	—	—	—	—

(1)

Amounts listed represent the aggregate fair value amount computed as of the grant date of options, RSUs and PSUs granted in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 9, Share-Based Payments, of the Notes to our Consolidated Financial Statements in our Annual Report on Form 10-K filed with the SEC on February 13, 2025. In accordance with SEC rules, for PSUs, these amounts are calculated based on the probable outcome of the performance conditions on the grant date. For each PSU granted during 2024, we determined that, as of the respective dates of grant, it was not probable, as defined under applicable accounting standards that any of the performance conditions would be achieved and, as a result, we assigned a grant date fair value of $0. The value of the 2024 PSU awards for Mr. Goff, Ms. Jones, Mr. Burns, Dr. Gheuens and Ms. Milanova at the respective grant dates assuming that the highest level of performance conditions were achieved would be $1,742,580, $548,590, $548,590, $548,590 and $548,590, respectively. The value of the 2023 PSU awards for Mr. Goff, Ms. Jones, Mr. Burns, Dr. Gheuens and Ms. Milanova at the respective grant dates assuming that the highest level of performance conditions were achieved would be $637,755, $300,120, $300,120, $300,120 and $600,114, respectively. The value of the 2022 PSU awards for Mr. Goff, Ms. Jones, Mr. Burns and Dr. Gheuens at the respective grant dates assuming that the highest level of performance conditions were achieved would be $4,999,977, $299,989, $370,300 and $370,300, respectively.

(2)

Amounts represent awards to each of our NEOs under our annual performance-based cash incentive program and in addition, for 2023 only, awards for Mr. Burns and Dr. Gheuens under our performance-based cash bonus plan adopted in December 2022. Annual cash incentive compensation earned during the year is typically paid in the following year. The performance-based cash bonus payments were earned in 2023 and paid in January 2024 in the amounts of $248,400 to Mr. Burns and $371,250 to Dr. Gheuens.

(3)

For 2024, amounts include a matching contribution under the company’s 401(k) plan for Mr. Goff, Ms. Jones, Mr. Burns, Dr. Gheuens and Ms. Milanova of $9,592, $13,200, $13,800, $13,800 and $13,800, respectively. Amounts also include the dollar value of company-paid life insurance and disability insurance premiums paid during the fiscal year for the NEO.

(4)

Mr. Goff’s 2022 annual base salary was $775,000; however, as Mr. Goff joined the company as chief executive officer effective August 8, 2022, his base salary reported was pro-rated in 2022. In addition, in 2022, Mr. Goff received a relocation bonus of $250,000 and received stock option, RSU and PSU awards upon hire.

(5)

Ms. Jones’s 2022 annual base salary was $475,000; however, as Ms. Jones joined the company as chief financial officer effective September 26, 2022, her base salary reported was pro-rated in 2022. In addition, Ms. Jones received a sign-on bonus of $175,000 and received stock option, RSU and PSU awards upon hire.

(6)

Ms. Milanova’s 2023 annual base salary was $510,000; however, as Ms. Milanova joined the company as chief commercial officer effective January 3, 2023, her base salary reported was pro-rated in 2023. In addition, Ms. Milanova received a sign-on bonus of $150,000, received stock option, RSU and PSU awards upon hire, and received an annual PSU award in March 2023.

Grants of Plan-Based Awards for 2024

The following table sets forth information concerning each grant of an award made to a NEO during the fiscal year ended December 31, 2024 under any plan, contract, authorization or arrangement pursuant to which cash, securities, similar instruments or other property may be received. The cash awards were made under our annual performance-based cash incentive program. All of the equity awards granted to our NEOs in 2024 were made under our 2023 Stock Incentive Plan. Each grant was authorized by our compensation & people committee, or board of directors, as applicable. For more information on equity acceleration benefits under specified circumstances, see “—Employment, Severance and Change in Control Arrangements.”

	Date of Grant	Grant Type	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards					All Other Stock Awards: Number of Shares of Stock or Units(#)		All Other Option Awards: Number of Securities Underlying Options (#)(2)	Exercise or Base Price of Option Awards ($)(3)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)		Maximum (#)
Brian Goff		Annual Incentive	—	575,539	863,308
	3/1/2024	PSUs				—	54,000	(5)	54,000	(5)					—	(5)
	3/1/2024	RSUs				—					54,000	(6)			1,742,580
	3/1/2024	Stock Options				—							195,500	32.27	3,480,506
Cecilia Jones		Annual Incentive	—	226,746	340,119
	3/1/2024	PSUs				—	17,000	(5)	17,000	(5)					—	(5)
	3/1/2024	RSUs				—					17,000	(6)			548,590
	3/1/2024	Stock Options				—							60,000	32.27	1,068,185
James Burns		Annual Incentive	—	230,363	345,544	—
	3/1/2024	PSUs				—	17,000	(5)	17,000	(5)					—	(5)
	3/1/2024	RSUs				—					17,000	(6)			548,590
	3/1/2024	Stock Options				—							60,000	32.27	1,068,185
Sarah Gheuens, M.D., Ph.D.		Annual Incentive	—	262,573	393,859	—
	3/1/2024	PSUs				—	17,000	(5)	17,000	(5)					—	(5)
	3/1/2024	RSUs				—					17,000	(6)			548,590
	3/1/2024	Stock Options				—							60,000	32.27	1,068,185
Tsveta Milanova		Annual Incentive	—	236,385	354,578	—
	3/1/2024	PSUs				—	17,000	(5)	17,000	(5)					—	(5)
	3/1/2024	RSUs				—					17,000	(6)			548,590
	3/1/2024	Stock Options				—							60,000	32.27	1,068,185

(1)

Amounts shown in the threshold, target and maximum columns reflect the minimum, target and maximum amounts, respectively, payable under our annual incentive cash program as described above under “Annual Performance-based Cash Incentives”. Actual amounts paid for 2024 performance are presented in the “Non-equity Incentive Plan Compensation” column of the Summary Compensation Table above.

(2)

Options subject to time-based vesting criteria established by the compensation & people committee or board of directors, as applicable, and described in the footnotes to the Outstanding Equity Awards at Fiscal Year End table below.

(3)	The exercise price per share of these stock options is equal to the closing price of our common stock on the grant date.

(4)

Amounts listed represent the aggregate fair value amount computed as of the grant date of the awards granted in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 9, Share-Based Payments, of the Notes to our Consolidated Financial Statements in our Annual Report on Form 10-K filed with the SEC on February 13, 2025. For PSUs, these amounts reflect the grant date fair value of such awards based upon the probable outcome of the performance conditions at the time of grant as determined under applicable accounting standards.

(5)

PSUs vest upon the achievement of specified corporate milestones established by the compensation & people committee, or board of directors, as applicable, and described in the footnotes to the Outstanding Equity Awards at Fiscal Year-End table below. For each PSU granted during 2024, we determined that, as of the respective dates of grant, it was not probable, as defined under applicable accounting guidance, that any of the performance conditions would be achieved and assigned a grant date fair value of $0.

(6)

RSUs subject to time-based vesting criteria established by the compensation & people committee or board of directors, as applicable, and described in the footnotes to the Outstanding Equity Awards at Fiscal Year-End table below.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding equity awards for each of our NEOs at December 31, 2024. For more information on equity acceleration benefits under specified circumstances, see “-Employment, Severance and Change in Control Arrangements.”

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Brian Goff
	08/08/2022	327,294	233,789	-	$29.38	08/08/2032
	08/08/2022	-	-	-	-	-	22,691	745,626
	08/08/2022	-	-	-	-	-	-	-	(4)	(4)
	03/01/2023	41,337	53,163	-	$25.01	03/01/2033
	03/01/2023	-	-	-	-	-	17,000	558,620
	03/01/2023	-	-	-	-	-	-	-	(5)	(5)
	03/01/2024	-	195,500	-	$32.27	03/01/2034	-	-
	03/01/2024	-	-	-	-	-	54,000	1,774,440
	03/01/2024	-	-	-	-	-	-	-	(6)	(6)
Cecilia Jones
	09/26/2022	66,587	51,803	-	$27.88	09/26/2032
	09/26/2022	-	-	-	-	-	7,472	245,530
	03/01/2023	9,622	12,378	-	$25.01	03/01/2033
	03/01/2023	-	-	-	-	-	4,000	131,440
	03/01/2023	-	-	-	-	-	-	-	(5)	(5)
	03/01/2024	-	60,000	-	$32.27	03/01/2034
	03/01/2024	-	-	-	-	-	17,000	558,620
	03/01/2024	-	-	-	-	-	-	-	(6)	(6)
James Burns
	04/04/2016	5,420	-	-	$43.77	04/04/2026
	02/21/2017	5,749	-	-	$50.40	02/21/2027
	02/16/2018	8,295	-	-	$77.70	02/16/2028
	02/22/2019	8,690	-	-	$58.86	02/22/2029
	02/14/2020	2,607	-	-	$51.51	02/14/2030
	02/10/2021	21,082	918	-	$56.68	02/10/2031
	03/01/2022	28,184	12,816	-	$32.20	03/01/2032
	03/01/2022	-	-	-	-	-	3,883	125,952
	03/01/2023	19,244	24,756	-	$25.01	03/01/2033
	03/01/2023	-	-	-	-	-	8,000	262,880
	03/01/2023	-	-	-	-	-			(5)	(5)
	03/01/2024	-	60,000	-	$32.27	03/01/2034
	03/01/2024	-	-	-	-	-	17,000	558,620
	03/01/2024	-	-	-	-	-	-	-	(6)	(6)
Sarah Gheuens, M.D., Ph.D.
	12/02/2019	6,044	-	-	$38.72	12/02/2029
	02/10/2021	3,107	136	-	$56.68	02/10/2031
	03/01/2022	28,184	12,816	-	$32.20	03/01/2032
	03/01/2022	-	-	-	-	-	3,833	125,952
	03/01/2023	19,244	24,756	-	$25.01	03/01/2033
	03/01/2023	-	-	-	-	-	8,000	262,880
	03/01/2023	-	-	-	-	-			(5)	(5)
	07/01/2023	-	-	-	-	-	16,749	550,372
	03/01/2024	-	60,000	-	$32.27	03/01/2034
	03/01/2024	-	-	-	-	-	17,000	558,620
	03/01/2024	-	-	-	-	-	-	-	(6)	(6)
Tsveta Milanova
	01/03/2023	65,007	70,675	-	$27.53	01/03/2033
	01/03/2023	-	-	-	-	-	16,951	557,010
	03/01/2023	-	-	-	-	-			(5)	(5)
	03/01/2024	-	60,000	-	$32.27	03/01/2034
	03/01/2024	-	-	-	-	-	17,000	558,620
	03/01/2024	-	-	-	-	-	-	-	(6)	(6)

(1)

The options vest with 25% of the shares underlying the option vesting on the first anniversary of the grant date and the remaining shares vesting monthly thereafter in equal increments over 36 months, subject to continued service.

(2)

Represents RSUs, each unit representing a contingent right to receive one share of common stock. One-third of the shares underlying the units vest on the first, second and third anniversaries of the grant date, subject to continued service.

(3)

Market values are based on a price of $32.86 per share, which was the closing price of our common stock as reported on the Nasdaq Global Select Market on December 31, 2024, the last trading day of the year.

(4)

At December 31, 2024, Mr. Goff held PSUs for up to 76,583 shares with a market value as of December 31, 2024 calculated in accordance with footnote (3) of $2,516,517. Each unit represents a contingent right to receive one share of common stock. A specified portion of the PSUs vests upon the achievement of each of three specified research, clinical and regulatory milestones that remained outstanding at December 31, 2024, as determined by our compensation & people committee. The end dates of the performance periods for the remaining milestones range from December 31, 2025 to December 31, 2026. The performance milestones are more fully described above under “2022 PSU Awards to Chief Executive Officer”, including the performance milestones that were achieved during 2023 and 2024.

(5)

At December 31, 2024, Mr. Goff held PSUs for 25,500 shares, and Ms. Jones, Mr. Burns, Dr. Gheuens and Ms. Milanova each held PSUs for 12,000 shares, each with a market value as of December 31, 2024 calculated in accordance with footnote (3) of $837,930, $394,320, $394,320, $394,320 and $394,320, respectively. Each unit represents a contingent right to receive one share of common stock. One-half of the PSUs vest upon the achievement of a specified research milestone, and the remaining half of the PSUs vest upon the achievement of a specified regulatory milestone. All of the PSUs were unearned and unvested as of December 31, 2024. The performance milestones are more fully described above under “2023 PSU Program.”

(6)

At December 31, 2024, Mr. Goff held PSUs for 54,000 shares, and Ms. Jones, Mr. Burns, Dr. Gheuens and Ms. Milanova each held PSUs for 17,000 shares, each with a market value as of December 31, 2024 calculated in accordance with footnote (3) of $1,774,440, $558,620, $558,620, $558,620 and $558,620, respectively. Each unit represents a contingent right to receive one share of common stock. For Mr. Goff, 25% of the PSUs vest upon the achievement of a specified clinical milestone, with the remaining 75% of the PSUs vesting upon the achievement of a specified commercial milestone. For Ms. Jones, Mr. Burns, Dr. Gheuens and Ms. Milanova, one-half of the PSUs vest upon the achievement of a specified clinical milestone, and the remaining half of the PSUs vest upon the achievement of a specified commercial milestone. All of the PSUs were unearned and unvested as of December 31, 2024. The performance milestones are more fully described above under “2024 PSU Program.”

Option Exercises and Stock Vested in 2024

The following table sets forth information concerning option exercises and stock vested for each of our NEOs during the fiscal year ended December 31, 2024:

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise($)(1)	Number of Shares Acquired on Vesting(#)	Value realized on Vesting($)(2)
Brian Goff	—	—	99,263	3,418,299
Cecilia Jones	—	—	14,853	547,959
James Burns	—	—	18,667	500,502
Sarah Gheuens M.D., Ph.D.	—	—	29,121	910,975
Tsveta Milanova	—	—	13,923	311,869

(1)	The value realized when the stock options were exercised represents the excess of the fair market value of the shares at the time of exercise over the exercise price of the stock options.

(2)	The value realized when the stock awards vested represents the number of shares underlying the units vested multiplied by market value of the shares on the vesting date.

Employment, Severance and Change in Control Arrangements

Employment Offer Letters and Employment Agreements

We have entered into employment offer letters or employment agreements with each of our NEOs pursuant to which such NEO is employed “at will,” meaning we or each NEO may terminate the employment arrangement at any time. Such offer letters establish the NEO’s title, initial compensation arrangements, and eligibility for benefits made available to employees generally.

In connection with his appointment as chief executive officer, we entered into an employment agreement with Mr. Goff, effective August 8, 2022, providing for the terms of his employment, including (i) an annual base salary of $775,000; (ii) an annual target bonus of at least 70% of his base salary, to be pro-rated with respect to 2022; (iii) a one-time grant of an option to purchase 561,083 shares of common stock at an exercise price of $29.38 per share, the closing price on the date of grant, which vested as to 25% of the underlying shares on August 8, 2023 and vests as to the remaining shares on a monthly basis thereafter; (iv) a one-time grant of 68,073 RSUs, each unit representing a contingent right to receive one share of common stock, which vest in equal annual installments on the first, second and third anniversaries of the date of grant; (v) a one-time grant of 170,183 PSUs, each unit representing a contingent right to receive one share of common stock, which vest as to the underlying shares of common stock upon the achievement of specified research, clinical and regulatory milestones, which are more fully described under “2022 PSU Awards to Chief Executive Officer” above; (vi) a relocation bonus of $250,000; and (vii) severance benefits as further described below. The stock options, RSUs and PSUs were granted outside our 2013 Stock Incentive Plan, as an inducement material to Mr. Goff’s entry into employment with us in accordance with Nasdaq Listing Rule 5635(c)(4).

In connection with her appointment as chief financial officer, we entered into an employment agreement with Ms. Jones, effective September 26, 2022, providing for the terms of her employment, including (i) an annual base salary of $475,000; (ii) an annual target bonus of at least 45% of her base salary, to be pro-rated with respect to 2022; (iii) a one-time grant of an option to purchase 118,390 shares of common stock at an exercise price of $27.88 per share, the closing price on the date of grant, which vested as to 25% of the underlying shares on September 26, 2023 and vests as to the remaining shares on a monthly basis thereafter; (iv) a one-time grant of 22,417 RSUs, each unit representing a contingent right to receive one share of common stock, which vest in equal annual installments on the first, second and third anniversaries of the date of grant; (v) a one-time grant of

10,760 PSUs, each unit representing a contingent right to receive one share of common stock, which vested as to one-half of the underlying shares of common stock upon the achievement of specified clinical and regulatory milestones, which are more fully described under “2022 PSU Program” above; (vi) a sign-on bonus of $175,000; and (vii) severance benefits as further described below. The stock options, RSUs and PSUs were granted outside our 2013 Stock Incentive Plan, as an inducement material to Ms. Jones’ entry into employment with us in accordance with Nasdaq Listing Rule 5635(c)(4).

In connection with her appointment as chief commercial officer, we entered into an employment agreement with Ms. Milanova, effective December 5, 2022, providing for the terms of her employment, including (i) an annual base salary of $510,000; (ii) an annual target bonus of at least 45% of her base salary; (iii) a one-time grant of an option to purchase 135,682 shares of common stock at an exercise price of $27.53 per share, the closing price on the date of grant, which vested as to 25% of the underlying shares on January 3, 2024 and vests as to the remaining shares on a monthly basis thereafter; (iv) a one-time grant of 25,426 RSUs, each unit representing a contingent right to receive one share of common stock, which vest in equal annual installments on the first, second and third anniversaries of the date of grant; (v) a one-time grant of 10,897 PSUs, each unit representing a contingent right to receive one share of common stock, which vested as to one-half of the underlying shares of common stock upon the achievement of specified clinical and regulatory milestones; (vi) a sign-on bonus of $150,000; and (vii) severance benefits as further described below. The stock options, RSUs and PSUs were granted outside our 2013 Stock Incentive Plan, as an inducement material to Ms. Milanova’s entry into employment with us in accordance with Nasdaq Listing Rule 5635(c)(4).

Severance Benefits Plan

In 2016, our compensation & people committee adopted the Severance Plan, which was subsequently amended on October 6, 2022, which applies to our NEOs and certain other officers and key employees. The Severance Plan provides for severance benefits in the event of a termination of such NEO’s employment by us without cause or by such employee for good reason either (i) before or more than 18 months after a change in control (“non change of control termination”), or (ii) within 18 months following a change in control (“change of control termination”). Except as specifically provided below, the severance benefits set forth in the Severance Plan supersede any severance benefits set forth in award agreements and/or employment offer letters with such NEOs.

Benefits Provided Upon Termination Not in Connection with a Change in Control. Under the terms of the Severance Plan, (and pursuant to Mr. Goff’s, Ms. Jones’ and Ms. Milanova’s employment agreements with respect to vesting acceleration of New Hire Equity Awards (as defined below)), subject to the execution and effectiveness of a release of claims against us, if a NEO’s employment is terminated by us without cause or by such NEO for good reason prior to or more than 18 months following a change in control:

(i)

we are obligated (A) to pay an amount equal to the NEO’s then-current monthly base salary for a period of 12 months and 100% of such NEO’s target annual cash incentive in a lump sum, and (B) subject to certain exceptions, to contribute to the cost of COBRA coverage for health and dental insurance on the same basis as our contribution to company-provided health and dental insurance coverage in effect for active employees with the same coverage elections for a period of 12 months; and

(ii)

there will be no vesting acceleration for any equity award made to our NEOs except that, (1) the initial RSUs and options granted to Mr. Goff and Ms. Jones upon commencement of their employment with the company and (2) any equity award granted after October 6, 2022 in connection with a NEOs commencement of employment with the company that vests solely based on the continued performance of services, or collectively, New-Hire Equity Awards, will, (A) (i) in the event of a non-change of control termination or (ii) a termination on account of death or disability prior to a change in control, become vested with respect to the portion of the New-Hire Equity Award that would have vested during the one-year period following such termination of service, and (B) in the case of New-Hire Equity Awards that are stock options, be exercisable for a period of 12 months following the termination of service.

Benefits Provided Upon Termination in Connection with a Change in Control. Under the terms of the Severance Plan, subject to the execution and effectiveness of a release of claims against us, if a NEO’s employment is terminated by us without cause or by such NEO for good reason within 18 months following a change in control:

(i)

we are obligated (A) to pay an amount equal to the NEO’s then-current monthly base salary for a period of 12 months and 100% of such NEO’s target annual cash incentive in a lump sum, with the exception of our chief executive officer, who will be entitled to an amount equal to his then-current monthly base salary for a period of 24 months and 200% of his target annual cash incentive in a lump sum, and (B) subject to certain exceptions, to contribute to the cost of COBRA coverage for health and dental insurance on the same basis as our contribution to company-provided health and dental insurance coverage in effect for active employees with the same coverage elections for a period of 12 months, with the exception of our chief executive officer, who will be entitled to such insurance for a period of 24 months; and

(ii)

any unvested equity awards that vest solely based on continued service shall become fully vested and any equity award that vests based on the achievement of performance metric(s) shall be treated in accordance with the terms of the equity award agreement or the plan under which the award was granted.

Other Agreements

We have entered into non-competition, non-solicitation, confidentiality and assignment agreements with each of our NEOs. Under the non-competition, non-solicitation, confidentiality and assignment agreements, each NEO has agreed (i) not to compete with us during such officer’s employment and for a period of one year after the termination of such officer’s employment, (ii) not to solicit our employees or customers during such officer’s employment and for a period of one year after the termination of such officer’s employment, (iii) to protect our confidential and proprietary information, and (iv) to assign to us related intellectual property that is developed during the course of such officer’s employment and for a period of six months after the termination of such officer’s employment, that results from tasks assigned by us or that results from the use of our property, premises, or confidential information.

Potential Payments Upon Termination or Change in Control

The Severance Plan provides for severance benefits in the event of a termination of such NEO’s employment by us without cause or by such employee for good reason, either (i) before or more than 18 months after a change in control, or (ii) within 18 months following a change in control. The Severance Plan also provides for certain severance benefits in the event of a termination of such NEO’s employment due to death or disability prior to a change in control. Receipt of any severance benefits under the Severance Plan requires that the NEO comply with the provisions of any applicable non-competition, non-solicitation, and other obligations to us; and execute and deliver a suitable severance agreement and release under which the NEO releases and discharges us and our affiliates from and on account of any and all claims between us and the NEO.

The following table sets forth potential payments upon termination and change in control that would be made to our NEOs, assuming that such termination or change in control occurred on December 31, 2024, after giving effect to the Severance Plan and the terms of Mr. Goff’s, Ms. Jones’ and Ms. Milanova’s employment agreements, as applicable. In addition to the amounts shown in the table below, each NEO would be entitled to receive payments for base salary through the date of termination and payment for any reimbursable business expenses incurred.

Triggering Event
Name	Benefit	Change in Control (Without Termination of Employment) ($)	Resignation For Good Reason or Termination Without Cause Before or More Than 18 Months Following a Change in Control ($)	Resignation For Good Reason or Termination Without Cause Upon or Within 18 Months Following a Change-in- Control ($)	Termination Due to Death or Disability Prior to a Change in Control ($)
Brian Goff	Severance Payments	—	822,198(1)	1,644,396(2)	—
	Bonus Payment	—	575,539(3)	1,151,077(4)	—
	Continuation of Benefits	—	31,401(5)	62,802(6)	—
	Market Value of Stock Vesting(10)	—	745,626(7)	4,424,947(8)	745,626(9)

	Total	—	2,174,764	7,283,222	745,626
Cecilia Jones	Severance Payments	—	503,880(1)	503,880(1)	—
	Bonus Payment	—	226,746(3)	226,746(3)	—
	Continuation of Benefits	—	20,897(5)	20,897(5)	—
	Market Value of Stock Vesting(10)	—	245,530(7)	1,326,136(8)	245,530(9)

	Total	—	997,053	2,077,659	245,530
James Burns	Severance Payments	—	511,917(1)	511,917(1)	—
	Bonus Payment	—	230,363(3)	230,363(3)	—
	Continuation of Benefits	—	29,145(5)	29,145(5)	—
	Market Value of Stock Vesting(10)	—	—	1,185,646(8)	—

	Total	—	771,425	1,957,070	—
Sarah Gheuens, M.D., Ph.D.	Severance Payments	—	583,495(1)	583,495(1)	—
	Bonus Payment	—	262,573(3)	262,573(3)	—
	Continuation of Benefits	—	—	—	—
	Market Value of Stock Vesting(10)	—	—	1,736,018(8)	—

	Total	—	846,068	2,582,085	—
Tsveta Milanova	Severance Payments	—	525,300(1)	525,300(1)	—
	Bonus Payment	—	236,385(3)	236,385(3)	—
	Continuation of Benefits	—	17,700(5)	17,700(5)	—
	Market Value of Stock Vesting(10)	—	278,505(7)	1,527,728(8)	278,505(9)

	Total	—	1,057,890	2,307,113	278,505

(1)	Represents 12 monthly payments of each executive’s monthly base salary from the time of termination.

(2)	Represents 24 monthly payments of executive’s monthly base salary from the time of termination.

(3)	Represents a lump sum payment equal to each executive’s target annual cash incentive bonus.

(4)	Represents a lump sum payment equal to two years of executive’s target annual cash incentive bonus.

(5)	Represents the cost of continued health and dental benefits. These benefits are payable until 12 months following termination.

(6)	Represents the cost of continued health and dental benefits. These benefits are payable until 24 months following termination.

(7)

Pursuant to their employment agreements and the Severance Plan, in the event of a termination of employment by us without cause or by such employee for good reason before or more than 18 months after a change in control, each of Mr. Goff, Ms. Jones and Ms. Milanova would be entitled 12 months of acceleration with respect to the vesting of the stock options and RSUs granted to them in connection with the start of their employment.

(8)	Represents the acceleration of vesting as to 100% of the unvested stock options and RSUs held by the NEO.

(9)

Pursuant to their employment agreements and the Severance Plan, in the event of a termination of employment due to death or disability prior to a change in control, each of Mr. Goff, Ms. Jones and Ms. Milanova would be entitled 12 months of acceleration with respect to the vesting of the stock options and RSUs granted to them in connection with the start of their employment.

(10)

These awards would become vested and the value of the acceleration would be equal to (i), in the case of options, the shares subject to unvested options multiplied by the excess (if any) of the then current stock price over the exercise price of the options and (ii), in the case of RSUs, the number of unvested RSUs multiplied by the then current stock price. For purposes of this table, we have calculated the value of the acceleration using the closing price of our common stock on December 31, 2024, or $32.86 per share.

Pay Ratio Disclosure

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are required to disclose the ratio of our median employee’s annual total compensation to the annual total compensation of our principal executive officer. The purpose of this disclosure is to provide a measure of the equitability of pay within our company. We believe our compensation philosophy and process yield an equitable result for all of our employees.

We identified the median employee for 2024 as of October 1, 2024, by (i) aggregating for each applicable employee (A) annual base salary for salaried employees (or hourly rate multiplied by expected annual work schedule, for hourly employees), (B) target bonus for 2024, and (C) the estimated fair value of any equity awards granted during the fiscal year ended December 31, 2024 and, (ii) ranking this aggregated compensation measure for our employees from lowest to highest. This calculation was performed for all employees, excluding Mr. Goff, our chief executive officer.

Mr. Goff’s 2024 compensation, for purposes of this pay ratio disclosure, was $6,776,359. The annual total compensation for our median employee for 2024 was $331,591 resulting in a pay ratio of approximately 20 to 1.

The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC regulations based on our internal records and the methodology described above. The SEC regulation for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Pay Versus Performance Disclosure
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officers, or PEOs, and
Non-PEO
NEOs and company performance for the fiscal years listed below. The compensation & people committee did not consider the pay versus performance disclosure below in making its compensation decisions for any of the years shown. For discussion of how our compensation & people committee seeks to align pay with performance when making compensation decisions, please review Compensation Discussion and Analysis beginning on page 40 of this Proxy Statement.

Year	Summary Compensation Table Total for PEO 1(1) ($)	Summary Compensation Table Total for PEO 2(1) ($)	Compensation Actually Paid to PEO 1 (1)(2)(3) ($)	Compensation Actually Paid to PEO 2(1)(2)(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(1) ($)	Average Compensation Actually Paid to Non-PEO NEOs(1)(2)(3) ($)	Value of Initial Fixed $100 Investment based on:(4)		Net Income ($ Millions)	Net Product Revenue(5) ($ Millions)
							Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)
2024		6,776,359	—	12,973,276	2,462,405	3,526,736	68.82	113.84	674	36.50
2023	—	3,416,453	—	2,214,078	2,436,689	2,165,913	46.64	115.42	(352)	26.82
2022	4,911,049	11,744,447	3,809,001	11,143,330	1,958,794	1,440,120	58.81	111.27	(232)	11.74
2021	6,519,427	—	1,457,816	—	2,188,153	857,046	70.30	124.89	1,605	0.00
2020	7,611,975	—	4,331,979	—	2,444,510	1,212,140	90.74	125.69	(327)	0.00

(1)
Jacqualyn A. Fouse, Ph.D. (PEO 1) was our PEO for 2020, 2021 and until August 8, 2022. Brian Goff (PEO 2) has been our PEO since August 8, 2022. The individuals comprising the
Non-PEO
NEOs for each year presented are listed below.

2020	2021	2022	2023-2024
Jonathan Biller	Jonathan Biller	Jonathan Biller	Sarah Gheuens, M.D., Ph.D.
Christopher Bowden	Christopher Bowden	Bruce Car, Ph.D.	Cecilia Jones
Bruce Car, Ph.D.	Bruce Car, Ph.D.	Sarah Gheuens, M.D., Ph.D.	James Burns
Andrew Hirsch	Sarah Gheuens, M.D., Ph.D.	Richa Poddar	Tsveta Milanova
	Richa Poddar	Cecilia Jones
	Darrin Miles	James Burns

(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation
S-K
and do not reflect the actual amount of compensation actually earned, realized, or received by the company’s NEOs during the applicable years. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEOs and the
Non-PEO
NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column for PEO 2 and the non-PEO
NEOs are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for PEO 2 ($)	Exclusion of Stock Awards and Option Awards for PEO 2 ($)	Inclusion of Equity Values for PEO 2 ($)	Compensation Actually Paid to PEO 2 ($)
2024	6,776,359	(5,223,086)	11,420,002	12,973,276

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2024	2,462,405	(1,616,775)	2,681,106	3,526,736
The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO 2 ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards Granted in any Prior Year for PEO 2 ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO 2 ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards Granted in any Prior Year that Vested During Year for PEO 2 ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for PEO 2 ($)	Total—Inclusion of Equity Values for PEO 2 ($)
2024	5,219,779	2,321,056	—	3,879,167	—	11,420,002

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards Granted in any Prior Year for Non-PEO NEOs ($)	Average Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards Granted in any Prior Year that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Total—Average Inclusion of Equity Values for Non-PEO NEOs ($)
2024	1,616,013	546,094	—	518,999	—	2,681,106

(4)
The peer group total shareholder return, or TSR, set forth in this table utilizes the NASDAQ Biotechnology Index, or NASDAQ Biotech Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation
S-K
included in our Annual Report on Form
10-K
for the year ended December 31, 2024, filed with the SEC on February 13, 2025. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the company and in the NASDAQ Biotech Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.

(5)
We determined net product revenue to be the most important financial performance measure used to link company performance to Compensation Actually Paid to our PEOs and
Non-PEO
NEOs in 2024. This performance measure may not have been the most important financial performance measure for years 2021 and 2020 and we may determine a different financial performance measure to be the most important financial performance measure in future years. Assumptions used in revenue recognition are described in Note 2, Summary of Significant Accounting Policies, to our Consolidated Financial Statements in our Annual Report on Form
10-K
for the year ended December 31, 2024, filed with the SEC on February 13, 2025.

Relationship Between PEO and
Non-PEO
NEO Compensation Actually Paid and Cumulative TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our
Non-PEO
NEOs, and the company’s cumulative TSR over the five most recently completed fiscal years. The chart also compares the company’s cumulative TSR to that of the NASDAQ Biotech Index TSR over the same period.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus TSR
Compensation Actually Paid ($ Millions)
$14
$12
$10
$8
$6
$4
$2
$0
TSR (12/31/2019 Indexed to $100)
$140
$120
$100
$80
$60
$40
$20
$0
100.00
125.69
124.89
111.27
115.42
113.84
90.74
70.30
58.81
46.64
68.82
4.3
1.2
1.5
0.9
3.8
11.1
1.4
2.2
2.2
13.0
3.5
2019
2020
2021
2022
2023
2024
Fiscal Year
Jacqualyn A. Fouse, Ph.D. Compensation Actually Paid
Brian Goff Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Agios Pharmaceuticals, Inc. TSR
NASDAQ Biotechnology Index TSR

Relationship Between PEO and
Non-PEO
NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our
Non-PEO
NEOs, and our net income during the five most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus Net Income
Compensation Actually Paid ($ Millions)
$14
$12
$10
$8
$6
$4
$2
$0
Net Income ($ Millions)
$2,000
$1,500
$1,000
$500
$0
-$500
4.3
1.2
1.5
0.9
3.8
11.1
1.4
2.2
2.2
13.0
3.5
1,605
-327
-232
-352
674
2020
2021
2022
2023
2024
Fiscal Year
Jacqualyn A. Fouse, Ph.D. Compensation Actually Paid
Brian Goff Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Agios Pharmaceuticals, Inc. Net Income

Relationship Between PEO and
Non-PEO
NEO Compensation Actually Paid and Net Product Revenue
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our
Non-PEO
NEOs, and our net product revenue during the five most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Net Product Revenue
Compensation Actually Paid ($ Millions)
$14
$12
$10
$8
$6
$4
$2
$0
Net Product Revenue ($ Millions)
$40
$35
$30
$25
$20
$15
$10
$5
$0
4.3
1.2
0.0
1.5
0.9
0.0
3.8
11.1
1.4
11.7
2.2
2.2
26.8
13.0
3.5
36.5
2020
2021
2022
2023
2024
Fiscal Year
Jacqualyn A. Fouse, Ph.D. Compensation Actually Paid
Brian Goff Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Net Product Revenue

Tabular List of Most Important Financial and
Non-Financial
Performance Measures
The following table presents the financial and
non-financial
performance measures that the company considers to have been the most important in linking Compensation Actually Paid to our PEOs and other
Non-PEO
NEOs for 2024 to company performance. Of these measures, as noted above, we have identified net product revenue to be the most important financial performance measure used to link company performance to Compensation Actually Paid to our PEOs and
Non-PEO
NEOs in 2024.

Net Product Revenue Clinical Milestones Research Milestones
#  #  #

Securities Authorized for Issuance Under Our Equity Compensation Plans
The following table provides information about the securities authorized for issuance under our equity compensation plans as of December 31, 2024.
Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted- average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	—		—
2013 Stock Incentive Plan	4,519,301	(1)	$45.86	(2)	—
2013 Employee Stock Purchase Plan	—		—		1,583,234
2023 Stock Incentive Plan	2,569,249	(1)	32.97	(2)	2,868,747
Equity compensation plans not approved by security holders(3)	938,852	(1)	$28.85	(4)	—

Total	8,027,402		$43.48		4,451,981

(1)	PSUs are included assuming maximum performance for all outstanding unvested PSUs.

(2)
The calculation does not take into account, as applicable, the 675,237 shares of common stock subject to outstanding RSUs under the 2013 Stock Incentive Plan, the 191,583 shares of common stock subject to outstanding PSUs under the 2013 Stock Incentive Plan, the 1,143,326 shares of common stock subject to outstanding RSUs under the 2023 Stock Incentive Plan, or the 183,000 shares of common stock subject to outstanding PSUs under the 2023 Stock Incentive Plan. RSUs and PSUs do not have an exercise price. Such shares will be issued at the time such awards vest, without any cash consideration payable for those shares.

(3)
Represents inducement awards granted to Mr. Goff, Ms. Jones and Ms. Milanova during 2022 and 2023 outside of our equity incentive plans, as inducements material to Mr. Goff’s, Ms. Jones’ and Ms. Milanova’s entry into employment with us in accordance with Nasdaq Listing Rule 5635(c)(4). These awards consist of (i) an option to purchase 561,083 shares of common stock at an exercise price of $29.38 per share granted to Mr. Goff, an option to purchase 118,390 shares of common stock at an exercise price of $27.88 per share granted to Ms. Jones, and an option to purchase 135,682 shares of common stock at an exercise price of $27.53 per share granted to Ms. Milanova, which options shall vest as to 25% of the underlying shares on the one year anniversary of the respective dates of grant and as to the remaining shares on a monthly basis thereafter, of which all options were all outstanding as of December 31, 2024; (ii) grants of RSUs, an aggregate of which 47,144 were outstanding as of December 31, 2024 and (iii) grants of PSUs an aggregate of which 76,853 were outstanding as of December 31, 2024. For more information about the awards, see “Executive Compensation” above.

(4)
This calculation does not take into account the 47,114 shares subject to RSUs or the 76,583 shares subject to PSUs granted as inducement awards that were outstanding as of December 31, 2024. RSUs and PSUs do not have an exercise price. Such shares will be issued at the time such awards vest, without any cash consideration payable for those shares.

Compensation Committee Interlocks and Insider Participation
For 2024, the
members
of our compensation &
people
committee were Ms. Smith (chair), Ms. Owen and Ms. Foster, none of whom is, or ever has been, an officer or employee of our company. None of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity that has one or more executive officers who served as a member of our board of directors or compensation & people committee during the fiscal year ended December 31, 2024.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Since January 1, 2024, we have not engaged in any transactions with our directors, director nominees, executive officers and holders of more than 5% of our voting securities (or their immediate family members), or affiliates of our directors, executive officers and 5% stockholders.

Policies and Procedures for Related Party Transactions

We have adopted written policies and procedures for the review of any transaction, arrangement or relationship in which we are a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, director nominees or 5% stockholders (or their immediate family members), each of whom we refer to as a “related person,” has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related person transaction,” the related person must report the proposed related person transaction to our principal financial officer. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by the audit committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chair of the committee to review and, if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the committee will review and consider:

•	the related person’s interest in the related person transaction;

•	the approximate dollar value of the amount involved in the related person transaction;

•	the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•	whether the transaction was undertaken in the ordinary course of our business;

•	whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

•	the purpose of, and the potential benefits to us of, the transaction; and

•

any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The committee may approve or ratify the transaction only if the committee determines that, under all of the circumstances, the transaction is in or is not inconsistent with our best interests. The committee may impose any conditions on the related person transaction that it deems appropriate.

In addition to the transactions that are excluded by the instructions to the SEC’s related person transaction disclosure rule, our board of directors has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:

•

interests arising solely from the related person’s position as an executive officer of another entity (whether or not the person is also a director of such entity), that is a participant in the transaction, where (a) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, (b) the related person and their immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction, (c) the amount involved in the transaction equals less than the greater of $1 million dollars or 2% of the annual consolidated gross revenues of the other entity that is a party to the transaction, and (d) the amount involved in the transaction equals less than 2% of our annual consolidated gross revenues; and

•	a transaction that is specifically contemplated by provisions of our charter or bylaws.

Our related persons transaction policy provides that transactions involving compensation of executive officers shall be reviewed and approved by the compensation & people committee in the manner specified in its charter.

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our NEOs as disclosed in this Proxy Statement in accordance with Section 14A of the Exchange Act. This proposal, which is commonly referred to as “say-on-pay,” is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Exchange Act. At the 2022 annual meeting of stockholders, stockholders approved, on an advisory basis, an annual advisory vote on the compensation of our named executive officers. In accordance with the results of this vote, the board of directors determined to implement an advisory vote on the compensation of our named executive officers every year.

The section of this Proxy Statement titled “Executive Compensation” beginning on page 40, including “Compensation Discussion and Analysis,” describes in detail our executive compensation program and the decisions made by our compensation & people committee and board of directors for the year ended December 31, 2024. As we describe in greater detail in the “Compensation Discussion and Analysis” section, our executive compensation program is designed to reward value creation for stockholders and progress towards achieving our mission and promote company performance. At the same time, we believe our program does not encourage excessive risk-taking by management. While we do not have a formal or informal policy for allocating between long-term and short-term compensation, between cash and non-cash compensation or among different forms of non-cash compensation, we generally strive to provide our NEOs with a mix of short-term and long-term performance-based incentives to encourage strong performance, and our board of directors believes that this link between compensation and the achievement of our short- and long-term business goals has helped drive our performance over time.

Our board of directors is asking stockholders to approve a non-binding advisory vote on the following resolution:

RESOLVED, that the compensation paid to the company’s NEOs, as disclosed pursuant to the compensation disclosure rules of the SEC, including the “Compensation Discussion and Analysis”, the compensation tables and any related material disclosed in this Proxy Statement, is hereby approved.

As an advisory vote, this proposal is not binding. The outcome of this advisory vote will not overrule any decision by the company or the board of directors (or any committee thereof), create or imply any change to the fiduciary duties of the company or the board of directors (or any committee thereof), or create or imply any additional fiduciary duties for the company or the board of directors (or any committee thereof). However, our compensation & people committee and board of directors value the opinions expressed by our stockholders in their vote on this proposal and intend to consider carefully the outcome of the vote when making future compensation decisions for NEOs.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE, ON AN ADVISORY BASIS, TO APPROVE THE COMPENSATION OF OUR NEOS BY VOTING ‘FOR’ THIS PROPOSAL.

PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE AGIOS PHARMACEUTICALS, INC. 2023 STOCK INCENTIVE PLAN

Why We are Requesting Stockholder Approval

We are asking stockholders to approve an amendment to the Agios Pharmaceuticals, Inc. 2023 Stock Incentive Plan (the “2023 Plan Amendment”). The 2023 Plan Amendment amends the 2023 Stock Incentive Plan (the “Current Plan”) to increase the number of shares available for the issuance of awards, and the number of shares that may be issued subject to “incentive stock options” (as described below), under the Current Plan. We refer to the Current Plan, as amended by the 2023 Plan Amendment, as the “Amended Plan.” Our board of directors believes that our success depends, in large part, on our ability to maintain a competitive position by attracting, retaining and motivating key employees with experience and ability. Central to these objectives is our equity-based compensation program, which is consistent with our compensation philosophy and the compensatory practices of other pharmaceutical and biotechnology companies in our peer group and other companies that we compete with for talent. We and our board of directors understand that our equity-compensation needs must be balanced against the dilutive effect of such programs on our stockholders. To that end, and based on careful weighing of these considerations, as more fully described below, on April 14, 2025, upon the recommendation of our compensation & people committee, and subject to stockholder approval, our board of directors adopted the 2023 Plan Amendment. If this proposal is approved by our stockholders, we intend to register the additional shares reserved for issuance under the Amended Plan by filing a Registration Statement on Form S-8 as soon as practicable following such approval.

The Current Plan is our existing equity incentive plan, which was originally approved by our board of directors on April 12, 2023, and by our stockholders on June 13, 2023. When the Current Plan was adopted, we expected that the share pool under the Current Plan would allow us to continue to grant equity awards (other than to certain newly hired executives who will receive grants pursuant to the inducement grant exception under Nasdaq Listing Rule 5635(c)(4) to the extent eligible) at our historic rates for approximately two years. Consistent with that expectation, the remaining share pool under the Current Plan is now insufficient to meet our future equity compensation needs. The proposed 2023 Plan Amendment therefore increases the share pool under the Current Plan by 2,500,000 shares of common stock and increases the number of shares that may be issued as incentive stock options by the same number. No other changes are being made to the Current Plan. If approved, the new shares reserved under the Amended Plan would represent approximately 4.3% of our 57,886,781 outstanding shares as of March 31, 2025. Our board of directors believes the proposed dilution to stockholders as a result of the amendment is judicious and sustainable and, importantly, critical to meet our business goals.

In developing our share request for the 2023 Plan Amendment and analyzing the impact of utilizing equity as a means of compensation on our stockholders, we considered both our “overhang” and our “burn rate.”

Overhang is a measure of potential dilution, which we define as the sum of (i) the total number of shares underlying all equity awards outstanding and (ii) the total number of shares available for future award grants, divided by the number of shares of common stock outstanding. As of March 31, 2025, there were 9,109,743 shares underlying all equity awards outstanding (assuming maximum performance under PSUs), 1,215,876 shares available under the Current Plan for future awards, and 57,886,781 shares of common stock outstanding. Accordingly, our overhang at March 31, 2025 was 17.8%. If the 2,500,000 shares proposed to be authorized for grant under the 2023 Plan Amendment are included in the calculation, our overhang on March 31, 2025 would have been 22.2%.

Burn rate provides a measure of the potential dilutive impact of our equity award program, which we calculate by dividing the number of shares subject to equity awards granted during the year by the basic weighted average number of shares outstanding. Set forth below is a table that reflects our burn rate for the 2024, 2023 and 2022 calendar years, as well as an average over those years.

	Options Granted	Full Value Awards (RSU, PSU) Granted	Awards Granted	Basic Weighted Average Number of Shares of Common Stock Outstanding	Gross Burn Rate
Calendar Year	(#)	(#)	(#)	(#)	% (1)
2024	1,050,087	1,327,164	2,377,251	56,807,415	4.2
2023	886,795	1,040,840	1,927,635	55,651,487	3.5
2022	1,850,093	1,207,009	3,057,102	54,789,435	5.6
Three-Year Average	1,262,325	1,191,671	2,453,996	55,749,446	4.4

(1)

We define “gross burn rate” as the number of equity awards granted in the year divided by the basic weighted average number of shares of common stock outstanding. For purposes of this calculation, for each year, we counted the number of equity awards subject to any performance-based achievement based on the maximum number of shares of our common stock issuable under such awards.

Finally, in developing the share request for the 2023 Plan Amendment, we considered that, as of March 31, 2025, 82% of our outstanding stock options had an exercise price greater than our stock price and therefore had no intrinsic value. Thus, a significant portion of the outstanding equity awards that we have granted are not, in fact, currently serving to retain employees, exacerbating our equity compensation needs. In fact, the weighted average exercise price of all of our outstanding stock options is $40.73, with such stock options having a weighted average remaining term of 6.6 years. With the unprecedented competition for talent in the current marketplace, we need to be able to offer market-competitive equity awards to existing employees through annual equity grants and employee recognition, retention and promotion grants.

We intend to utilize the Amended Plan as we have utilized the Current Plan: specifically, to grant equity awards to our employees, non-employee directors, consultants, and advisors in order to attract, incentivize, retain and reward those who are critical to our success. The compensation & people committee determined the requested number of shares for the Amended Plan based on our projections for new-hire equity awards, annual equity awards to our employees and non-employee directors, employee retention and promotion awards, as well as an assessment of the magnitude of the share reserve under the Amended Plan that our stockholders would likely find acceptable. If our stockholders approve the 2023 Plan Amendment, subject to adjustment in the event of stock splits and other similar events, awards may be made under the Amended Plan for up to a number of shares of common stock equal to the sum of: (i) 7,000,000 shares of common stock; and (ii) the number of shares of common stock subject to awards granted under our 2013 Stock Incentive Plan (the “2013 Plan”) that were outstanding as of June 13, 2023 (the date that the Current Plan was approved by our stockholders) and which awards expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of incentive stock options, to any limitations under the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”)). If our stockholders approve the 2023 Plan Amendment, subject to adjustment in the event of stock splits and other similar events, up to 7,000,000 of the shares of common stock available for issuance under the Amended Plan can be issued under incentive stock options. The Amended Plan does not include an evergreen provision and includes several features that are consistent with protecting the interests of our stockholders and sound corporate governance practices, as described below.

In March 2025, we relied on the inducement grant exception under Nasdaq Listing Rule 5635(c)(4) to grant nonstatutory stock options, restricted stock units (“RSUs”), and performance stock units (“PSUs”, and collectively, the “Inducement Awards”) to a newly hired executive officer who was eligible under the Nasdaq rules to receive such grants. We have relied on the inducement grant exception to make these grants to this officer in order to preserve shares available under the Current Plan to enable us to continue to make market-based, competitive equity grants to our current employees, non-employee directors and consultants who are not eligible to receive such inducement grants.

The following table includes information, as of March 31, 2025, regarding all of our outstanding equity awards under all of our equity-based compensation plans and arrangements under which shares of common stock may be issued. This includes shares subject to outstanding awards under the Current Plan and the 2013 Plan, Inducement Awards, and up to 1,215,876 shares that remain available for the grant of new awards under the Current Plan as of March 31, 2025, but does not include shares issuable under our Amended and Restated 2013 Employee Stock Purchase Plan.

Number of outstanding stock options	6,378,183
Weighted average exercise price of outstanding stock options	$40.73
Weighted average remaining contractual term of outstanding stock options (years)	6.6
Number of outstanding RSUs (including PSUs)(1)	2,731,560
Shares available for the grant of new awards under the Current Plan	1,215,876
New shares requested for approval pursuant to the 2023 Plan Amendment	2,500,000
Estimated total number of shares available for the grant of new awards under all equity-based compensation plans, assuming stockholder approval of the 2023 Plan Amendment	3,715,876
Number of shares of common stock outstanding	57,886,781

(1)	The target level of payout under our outstanding PSUs is the maximum payout that can be achieved under the PSUs. Accordingly, the number in the table reflects PSUs at both target and the maximum.

As of March 31, 2025, there were no outstanding shares of restricted stock, no stock appreciation rights, or any other stock-based awards.

We expect that the proposed share pool under the Amended Plan will allow us to continue to grant equity awards at our historic rates for approximately one year, but the actual duration of the share pool may vary based on changes in participation, the Company’s stock price and market practice.

We believe that our stock-based compensation programs have been integral to our success in the past and will be important to our ability to succeed in the future. If the 2023 Plan Amendment is not approved by our stockholders, we will not be able to make the equity incentive awards needed to meet our hiring and retention needs in a highly competitive market, which could have an adverse impact on our business. Further, if the 2023 Plan Amendment is not approved, we could be forced to increase cash compensation, which will reduce the resources we are able to allocate to meeting our business needs and objectives. Therefore, the approval of the 2023 Plan Amendment is vital to our future success.

Accordingly, our board of directors believes approval of the 2023 Plan Amendment is in the best interests of the Company and its stockholders and recommends a vote “FOR” the approval of the 2023 Plan Amendment.

Following below is a discussion of:

•	Reasons Why Stockholders Should Approve the 2023 Plan Amendment;

•	Highlights of the Amended Plan; and

•	Description of the Amended Plan.

Reasons Why Stockholders Should Approve the 2023 Plan Amendment

Attracts, Incentivizes, Retains and Motivates Talent. It is critical to our success that we attract, incentivize, retain and motivate the best talent in what is a tremendously competitive labor market. Our equity-based compensation program has always been and will continue to be a key component in our ability to pay market-competitive compensation to our employees.

Aligns with Our Pay-for-Performance Compensation Philosophy. We believe that equity-based compensation is inherently performance-based. As the value of our stock appreciates, our employees receive greater compensation at the same time that our stockholders are receiving a greater return on their investment. Conversely, if the stock price does not appreciate following the grant of an equity award, then our employees would not receive any compensation in respect of stock options and would receive lower compensation than intended in respect of RSUs. Further, our board of directors has awarded PSUs to certain employees, which are contingent on meeting pre-defined performance criteria, thereby furthering our commitment to pay-for-performance and alignment with value creation for our stockholders.

Aligns Employee and Director Interests with Stockholder Interests. Providing our employees and non-employee directors with compensation in the form of equity directly aligns the interests of those employees and non-employee directors with the interests of our stockholders. If the 2023 Plan Amendment is approved by our stockholders, we will be able to continue granting equity-based incentives that foster this alignment between our employees and non-employee directors and our stockholders.

Consistent with Stockholder Interests and Sound Corporate Governance. As described under the heading “Highlights of the Amended Plan” and more thoroughly below, the Amended Plan was purposefully designed to include features that are consistent with the interests of our stockholders and sound corporate governance practices.

Highlights of the Amended Plan

The Amended Plan includes several features that are consistent with protecting the interests of our stockholders and sound corporate governance practices. These features are highlighted below, are not being changed in connection with the 2023 Plan Amendment and are more fully described in the summary of the Amended Plan further below in this proposal as well as in the copy of the Amended Plan and 2023 Plan Amendment in Appendix A and Appendix B, respectively, to this Proxy Statement.

No Evergreen. The Amended Plan does not include an “evergreen” or other provision that automatically increases the number of shares available for grant under the plan and therefore any increase to the maximum share reserve in the Amended Plan is subject to approval by our stockholders, allowing our stockholders to have a say in our equity compensation programs.

Clawback Policy. Awards to certain officers under the Amended Plan will be subject to clawback in the event that we are required to prepare an accounting restatement due to material noncompliance with financial statement requirements.

No Automatic Vesting of Awards on a Change in Control Event. The Amended Plan does not provide for the automatic vesting of awards in connection with a change in control event.

No Liberal Share Recycling. The Amended Plan prohibits the re-granting of (i) shares withheld or delivered to satisfy the exercise price of an award or to satisfy tax withholding obligations, (ii) shares that were subject to a stock appreciation right (“SAR”), and were not issued upon the net settlement or net exercise of such award, or (iii) shares repurchased on the open market using proceeds from the exercise of an award.

No Repricing of Awards. The Amended Plan prohibits the direct or indirect repricing of stock options or SARs without stockholder approval.

No Discounted Stock Options or SARs. All stock options and SARs must have an exercise or measurement price that is at least equal to the fair market value of the underlying common stock on the date of grant.

No Reload Stock Options or SARs. No stock options or SARs granted under the Amended Plan may contain a provision entitling the award holder to the automatic grant of additional stock options or SARs in connection with any exercise of the original stock option or SAR.

No Dividend Equivalents on Stock Options or SARs. No stock options or SARs granted under the Amended Plan may provide for the payment or accrual of dividend equivalents.

Dividends and Dividend Equivalents on Restricted Stock, Restricted Stock Units and Other-Stock Based Awards Not Paid Until Award Vests. Any dividends or dividend equivalents paid with respect to restricted stock, RSUs or other stock-based awards will be subject to the same restrictions on transfer and forfeitability as the award with respect to which they are paid.

Limit on Non-Employee Director Compensation. The maximum aggregate amount of cash earned or paid and value of awards (calculated based on grant date fair value for financial reporting purposes) granted to any non-employee director in any calendar year may not exceed $750,000 in the case of an incumbent director. However, such maximum aggregate amount shall not exceed $1,000,000 in any calendar year for any individual non-employee director in such non-employee director’s initial year of election or appointment. Exceptions to these limitations may only be made by our board of directors in extraordinary circumstances provided that the non-employee director receiving any additional compensation does not participate in the decision to award such compensation.

Material Amendments Require Stockholder Approval. Stockholder approval is required prior to an amendment of the Amended Plan that would (i) materially increase the number of shares authorized (other than as provided under the Amended Plan with respect to certain corporate events or substitute awards), (ii) expand the types of awards that may be granted, or (iii) materially expand the class of participants eligible to participate.

Administered by an Independent Committee. The Amended Plan is administered by the compensation & people committee, as delegated by our board of directors. The compensation & people committee is made up entirely of independent directors.

Equity Compensation Plan Information

For more information on our equity compensation plans, please see the section titled “Executive Compensation—Securities Authorized for Issuance Under Our Equity Compensation Plans—Equity Compensation Plan Information” contained elsewhere in this Proxy Statement.

Description of the Amended Plan

The following is a brief summary of the Amended Plan, a copy of which is attached as Appendix A to this Proxy Statement. Please note that the following summary describes the Amended Plan as it is proposed to be amended by the 2023 Plan Amendment, as opposed to the Current Plan. As noted above, the 2023 Plan Amendment amends the Current Plan solely to increase the number of shares available for the issuance of awards, and the number of shares that may be issued subject to incentive stock options.

References to our board of directors in this summary shall include the compensation & people committee or any similar committee or sub-committee or the Delegated Persons (as defined below) to the extent that our board of directors’ powers or authority under the Amended Plan have been delegated to such committee or Delegated Persons, in accordance with the Amended Plan.

For purposes of this proposal and except where the context otherwise requires, the term “Company” and similar terms shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by our board of directors.

Types of Awards; Shares Available for Awards; Share Counting Rules

The Amended Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Code, nonstatutory stock options, SARs, restricted stock, RSUs, other stock-based awards, and cash awards as described below, which we refer to, collectively, as awards or Awards.

Subject to adjustment in the event of stock splits, stock dividends and other similar events, awards may be made under the Amended Plan for up to a number of shares of common stock equal to the sum of: (i) 7,000,000 shares of our common stock; and (ii) the number of shares of common stock subject to awards granted under the 2013 Plan that were outstanding as of June 13, 2023 (the date the Current Plan was approved by our stockholders) which awards expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of incentive stock options to any limitations under the Code). Subject to adjustment in the event of a stock split, stock dividend and other similar events, no more than 7,000,000 shares of common stock may be issued under incentive stock options pursuant to the Amended Plan. Shares of common stock issued under the Amended Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

The Amended Plan provides that the maximum aggregate amount of cash and value of awards (calculated based on grant date fair value for financial reporting purposes) granted to any individual non-employee director in any calendar year may not exceed $750,000 in the case of an incumbent director. However, such maximum aggregate amount shall not exceed $1,000,000 in any calendar year for any individual non-employee director in such non-employee director’s initial year of election or appointment. Moreover, fees paid by the Company on behalf of any non-employee director in connection with regulatory compliance and any amounts paid to a non-employee director as reimbursement of an expense will not count against this limit. Exceptions to this limitation may only be made by our board of directors in extraordinary circumstances provided that any non-employee director receiving additional compensation does not participate in the decision to award such compensation. This limitation does not apply to cash or awards granted to a non-employee director in his or her capacity as an advisor or consultant to the Company.

For purposes of counting the number of shares available for the grant of awards under the Amended Plan, all shares of common stock covered by SARs shall be counted against the number of shares available for the grant of awards under the Amended Plan. However, SARs that may be settled only in cash will not be so counted. Similarly, to the extent that an RSU award may be settled only in cash, no shares will be counted against the shares available for the grant of awards under the Amended Plan. In addition, if we grant a SAR in tandem with a stock option for the same number of shares of our common stock and provide that only one such award may be exercised, referred to as a tandem SAR, only the shares covered by the stock option, and not the shares covered by the tandem SAR, will be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the Amended Plan.

Shares covered by awards under the Amended Plan that expire or are terminated, surrendered, or cancelled without having been fully exercised or are forfeited in whole or in part (including as the result of shares subject to such award being repurchased by us at the original issuance price pursuant to a contractual repurchase right) or that result in any shares not being issued (including as a result of an award being settled in cash rather than stock) will again be available for the grant of awards under the Amended Plan (subject, in the case of incentive stock options, to any limitations under the Code). In the case of the exercise of a SAR, the number of shares counted against the shares available for the grant of awards under the Amended Plan will be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle the SAR upon exercise, and the shares covered by a tandem SAR will not again become available for grant upon the expiration or termination of the tandem SAR.

Shares of common stock that are delivered (by actual delivery, attestation, or net exercise) to us by a participant to purchase shares of common stock upon exercise of an award or to satisfy tax withholding obligations (including shares retained from the award creating the tax obligation) will not be added back to the number of shares available for the future grant of awards under the Amended Plan. Shares repurchased by us on the open market using proceeds from the exercise of an award will not increase the number of shares available for future grant of awards under the Amended Plan.

In connection with a merger or consolidation of an entity with us or our acquisition of property or stock of an entity, our board of directors may grant awards under the Amended Plan in substitution for any stock options or other stock or stock-based awards granted by such entity or an affiliate thereof on such terms as our board of directors determines appropriate in the circumstances, notwithstanding any limitation on awards contained in the Amended Plan. No such substitute awards shall count against the overall share limit contained in the Amended Plan, except as required by reason of Section 422 and related provisions of the Code.

Descriptions of Awards

Stock Options. A participant who is awarded a stock option receives the right to purchase a specified number of shares of common stock at a specified exercise price and subject to the other terms and conditions that are specified in connection with the award agreement. A stock option that is not intended to be an “incentive stock option” is a “nonstatutory stock option.” Stock options may not be granted at an exercise price that is less than 100% of the fair market value of our common stock on the date of grant. If our board of directors approves the grant of a stock option with an exercise price to be determined on a future date, the exercise price may not be less than 100% of the fair market value of our common stock on that future date. Under present law, incentive stock options may not be granted at an exercise price less than 110% of the fair market value in the case of stock options granted to participants who hold more than 10% of the total combined voting power of all classes of our stock or any of our subsidiaries. Under the terms of the Amended Plan, stock options may not be granted for a term in excess of ten years (and, under present law, five years in the case of incentive stock options granted to participants who hold greater than 10% of the total combined voting power of all classes of our stock or any of our subsidiaries).

The Amended Plan permits participants to pay the exercise price of stock options using one or more of the following manners of payment: (i) payment by cash or by check, (ii) except as may otherwise be provided in the applicable award agreement or approved by our board of directors, in connection with a “cashless exercise” through a broker, (iii) to the extent provided in the applicable award agreement or approved by our board of directors, and subject to certain conditions, by delivery to us (either by actual delivery or attestation) of shares of common stock owned by the participant valued at their fair market value, (iv) to the extent provided in an applicable nonstatutory stock option award agreement or approved by our board of directors, by delivery of a notice of “net exercise” as a result of which we will retain a number of shares of common stock otherwise issuable pursuant to the stock option equal to the aggregate exercise price for the portion of the stock option being exercised divided by the fair market value of our common stock on the date of exercise, (v) to the extent permitted by applicable law and provided for in the applicable award agreement or approved by our board of directors, by any other lawful means (but not by a promissory note of the participant), or (vi) by any combination of these forms of payment. No stock option granted under the Amended Plan may contain a provision entitling the participant to the automatic grant of additional stock options in connection with any exercise of the original stock option. No stock options granted under the Amended Plan may provide for the payment or accrual of dividend equivalents.

Stock Appreciation Rights. A participant who is awarded a SAR receives, upon exercise, a number of shares of our common stock, or cash (or a combination of shares of our common stock and cash) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of our common stock over the measurement price. The Amended Plan provides that the measurement price of a SAR may not be less than 100% of the fair market value of our common stock on the date the SAR is granted (provided, however, that if our board of directors approves the grant of a SAR effective as of a future date, the measurement price shall not be less than 100% of the fair market value on such future date) and that SARs may not be granted with a term in excess of 10 years. No SARs granted under the Amended Plan may contain a provision entitling the participant to the automatic grant of additional SARs in connection with any exercise of the original SAR. No SARs granted under the Amended Plan may provide for the payment or accrual of dividend equivalents.

Limitation on Repricing of Stock Options or SARs. Unless such action is approved by our stockholders or otherwise permitted under the terms of the Amended Plan in connection with certain changes in capitalization and reorganization events, we may not (i) amend any outstanding stock option or SAR granted under the Amended Plan to provide an exercise price or measurement price per share that is lower than the then-current exercise price or measurement price per share of such outstanding stock option or SAR, (ii) cancel any outstanding stock option or SAR (whether or not granted under the Amended Plan) and grant in substitution therefor new awards under the Amended Plan (other than certain substitute awards issued in connection with a merger or consolidation of an entity with us or an acquisition by us, described above) covering the same or a different number of shares of our common stock and having an exercise price or measurement price per share lower than the then-current exercise price or measurement price per share of the cancelled stock option or SAR, (iii) cancel in exchange for a cash payment any outstanding stock option or SAR with an exercise price or measurement price per share above the then-current fair market value of our common stock, or (iv) take any other action under the Amended Plan that constitutes a “repricing” within the meaning of the rules of the Nasdaq Stock Market or any other exchange or marketplace on which the Company’s stock is listed or traded.

Restricted Stock Awards. A participant who is granted a restricted stock award is entitled to acquire shares of our common stock, subject to our right to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost), in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award. Any dividends (whether paid in cash, stock or property) declared and paid by us with respect to shares of restricted stock will be paid to the participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. No interest will be paid on unvested dividends.

Restricted Stock Unit Awards. A participant who is granted an RSU award is entitled to receive shares of our common stock, or cash equal to the fair market value of such shares or a combination thereof, in the event that the conditions specified in the applicable award are satisfied, with such shares to be delivered at the time such award vests or on a deferred basis pursuant to the terms and conditions established by our board of directors. Our board of directors may provide that settlement of RSUs will be deferred, on a mandatory basis or at the election of the participant, in a manner that complies with Section 409A of the Code. A participant has no voting rights with respect to any RSU. An RSU award agreement may provide the applicable participant with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of our common stock. Any such dividend equivalents may be settled in cash and/or shares of our common stock and will be subject to the same restrictions on transfer and forfeitability as the RSUs with respect to which such dividend equivalents are awarded. No interest will be paid on dividend equivalents.

Other Stock-Based Awards. Under the Amended Plan, our board of directors may grant other awards of shares of our common stock, and other awards that are valued in whole or in part by reference to, or are otherwise based on, shares of our common stock or other property, having such terms and conditions as our board of directors may determine. We refer to these types of awards as other stock-based awards. Other stock-based awards may be available as a form of payment in settlement of other awards granted under the Amended Plan or as payment in lieu of compensation to which a participant is otherwise entitled. Other stock-based awards may be paid in shares of our common stock or in cash, as our board of directors may determine. The award agreement of an other stock-based award may provide the participant who receives such award with the right to receive dividend equivalents. Dividend equivalents may be settled in cash and/or shares of our common stock and will be subject to the same restrictions on transfer and forfeitability as the other stock-based award with respect to which they are awarded. No interest will be paid on dividend equivalents.

Cash Awards. Under the Amended Plan, our board of directors has the right to grant cash-based awards including awards subject to performance conditions.

Performance Conditions. Awards under the Amended Plan may be made subject to the achievement of performance goals. Our board of directors may specify that the degree of granting, vesting, expiration and/or payout of any award subject to performance-based vesting conditions will be subject to the achievement of one or more of the following performance measures established by our board of directors, which may be based on the relative or absolute attainment of specified levels of one or any combination of the following measures (and which may be determined pursuant to generally accepted accounting principles, or GAAP, or on a non-GAAP basis, as determined by our board of directors): (i) the entry into an arrangement or agreement with a third party for the development, commercialization, marketing or distribution of products, services or technologies, or for conducting a research program to discover and develop a product, service or technology, and/or the achievement of milestones under such arrangement or agreement, including events that trigger an obligation or payment right; (ii) achievement of domestic and international regulatory milestones, including the submission of filings required to advance products, services and technologies in clinical development and the achievement of approvals by regulatory authorities relating to the commercialization of products, services and technologies; (iii) the achievement of discovery, preclinical and clinical stage scientific objectives, discoveries or inventions for products, services and technologies under research and development; (iv) the entry into or completion of a phase of clinical development for any product, service or technology, such as the entry into or completion of phase 1, 2 and/or 3 clinical trials; (v) the consummation of debt or equity financing transactions, or acquisitions of business, technologies and assets; (vi) new product or service releases; (vii) the achievement of qualitative or quantitative performance measures set forth in operating plans approved by our board of directors from time to time; (viii) specified levels of product sales, net income, earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, operating profit before or after discontinued operations and/or taxes, sales, sales growth, earnings growth, cash flow or cash position, gross margins, stock price, market share, return on sales, assets, equity or investment; (ix) improvement of financial ratings; (x) achievement of balance sheet or income statement objectives; (xi) total stockholder return or stock price; (xii) other comparable measures of financial and operational performance; (xiii) achievement of environmental, social, or governance objectives; and/or (xiv) any other measure selected by our board of directors. Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Our board of directors may specify that such performance measures will be adjusted to exclude any one or more of: (a) extraordinary items; (b) gains or losses on the dispositions of discontinued operations; (c) the cumulative effects of changes in accounting principles; (d) the write-down of any asset; (e) fluctuation in foreign currency exchange rates; (f) charges for restructuring and rationalization programs; (g) non-cash, mark-to-market adjustments on derivative instruments; (h) amortization of purchased intangibles; (i) the net impact of tax rate changes; (j) non-cash asset impairment charges; (k) gains on extinguishment of the tax receivable agreement; and (l) any other factors as our board of directors may determine. Such performance measures: (A) may vary by participant and may be different for different awards; (B) may be particular to a participant or the department, branch, line of business, subsidiary or other unit in which the participant works and (C) may cover such period as may be specified by our board of directors. Our board of directors will have the authority to make equitable adjustments to the performance goals in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company, in response to changes in applicable laws or regulations or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles. Our board of directors may adjust the number of shares payable pursuant to a performance award, and our board of directors may, at any time, waive the achievement of the applicable performance measures. Notwithstanding its designation as a performance award, no stock option or SAR will provide for the payment or accrual of dividend equivalents, any dividends declared and paid by the Company with respect to shares of restricted stock will be subject to the same dividend rules for restricted stock awards not designated as a performance award and any right to receive dividend equivalents on an award of RSUs and other stock-based awards will be subject to the same dividend equivalent rules for such awards that are not designated as a performance award.

Eligibility to Receive Awards

All of our employees, officers, and directors, as well as our consultants and advisors, are eligible to receive awards under the Amended Plan. However, incentive stock options may only be granted to our employees, employees of our present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and employees of any other entities the employees of which are eligible to receive incentive stock options under the Code.

As of March 31, 2025, approximately 551 persons were eligible to receive awards under the Amended Plan, including six executive officers (who are current employees), 502 employees (excluding executive officers), eight non-employee directors and 35 consultants.

On March 31, 2025, the last reported sale price of our common stock on the Nasdaq Global Select Stock Market was $29.30.

Transferability of Awards

Awards may not be sold, assigned, transferred, pledged or otherwise encumbered by a participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive stock option, pursuant to a qualified domestic relations order. During the life of the participant, awards are exercisable only by the participant. However, except with respect to awards that are subject to Section 409A of the Code and incentive stock options, our board of directors may permit or provide in an award for the gratuitous transfer of the award by the participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the participant and/or an immediate family member thereof if we would be eligible to use a Form S-8 under the Securities Act of 1933, as amended, for the registration of the sale of the common stock subject to such award to the proposed transferee. Further, we are not required to recognize any such permitted transfer until such time as the permitted transferee has, as a condition to the transfer, delivered to us a written instrument in form and substance satisfactory to us confirming that such transferee will be bound by all of the terms and conditions of the award. None of the restrictions described in this paragraph prohibit a transfer from the participant to the Company.

No Rights as a Stockholder

No participant or designated beneficiary shall have any rights as a stockholder with respect to any shares of common stock to be distributed with respect to an award granted under the Amended Plan until becoming a record holder of such shares, subject to the terms of an award agreement.

Clawback

In accepting an award under the Amended Plan, a participant agrees to be bound by any clawback policy that the Company has in effect or may adopt in the future, including without limitation our Dodd-Frank Compensation Recovery Policy.

Awards Granted under the Current Plan

The following table sets forth information about equity-based awards granted under the Current Plan since adoption of the Current Plan through March 31, 2025, to the individuals and groups described in the below table.

Name and Position	Number of Shares of Common Stock Underlying Stock Option Granted	Number of Shares of Common Stock Underlying RSUs Granted	Number of Shares of Common Stock Underlying PSUs Granted (1)
Brian Goff, Chief Executive Officer	338,000	93,000	132,000
Cecilia Jones, Chief Financial Officer	103,500	44,910	29,000
James Burns, Chief Legal Officer	103,500	40,759	29,000
Sarah Gheuens, M.D., Ph.D., Chief Medical Officer, Head of Research and Development	103,500	54,124	29,000
Tsveta Milanova, Chief Commercial Officer	103,500	29,000	29,000
All current executive officers as a group	752,000	261,793	248,000
All current directors who are not executive officers as a group	305,026	54,654	—
Each nominee for election as a director	—	—	—
Each associate of any of such directors, executive officers or nominees	—	—	—
Each other person who received or is to receive 5 percent or more of such stock options, warrants or rights	—	—	—
All employees, including all current officers who are not executive officers, as a group	948,543	1,977,755	120,450

(1)	Assumes maximum level of achievement under PSUs

New Plan Benefits Table

The granting of awards under the Amended Plan is discretionary, and we cannot now determine the number or type of awards to be granted in the future to any particular person or group, other than as set forth below. We are obligated to grant each of our non-employee directors $630,000 in equity awards upon initial election to our board of directors (consisting of approximately 75% in stock options and 25% in RSUs, based on grant date fair value), and $400,000 in equity awards immediately following each annual meeting thereafter, including the Annual Meeting (consisting of approximately 75% in stock options and 25% in RSUs, based on grant date fair value), under the terms of our Non-Employee Director Compensation Policy.

Name and Position	Dollar Value		Number of Shares of Common Stock Underlying Stock Option Awards		Number of Shares of Common Stock Underlying RSU Awards
Brian Goff, Chief Executive Officer	—		—		—
Cecilia Jones, Chief Financial Officer	—		—		—
James Burns, Chief Legal Officer	—		—		—
Sarah Gheuens, M.D., Ph.D., Chief Medical Officer, Head of Research and Development	—		—		—
Tsveta Milanova, Chief Commercial Officer	—		—		—
All current executive officers as a group	—		—		—
All current directors who are not executive officers as a group	$3,200,000	(1)	—	(2)	—	(2)
All employees, including all current officers who are not executive officers, as a group	—		—		—

(1)

Represents the aggregate dollar value of annual equity awards to be granted in 2025 to each then-serving non-employee director. Under our Non-Employee Director Compensation Policy, each non-employee director who is serving on our board of directors immediately following our annual meeting of stockholders will receive $400,000 in equity awards on the date of such meeting (consisting of approximately 75% in stock options and 25% in RSUs, based on grant date fair value). The amount set forth in the Dollar Value column above equals $400,000 multiplied by the eight current non-employee directors (including the two non-employee directors who are standing for election at the Annual Meeting, which election is more fully described in Proposal 1 of this Proxy Statement). The amount excludes (i) any equity awards that the non-employee directors will be entitled to receive under our Non-Employee Director Compensation Policy for subsequent years following 2025 and (ii) any discretionary equity awards that any non-employee director may be awarded under the Amended Plan.

(2)

The number of shares underlying the stock option and RSU awards to be made to non-employee directors in 2025 (as more fully described in footnote (1) above) is not determinable at this time as such awards will be determined based on the grant date fair value.

Administration

The Amended Plan will be administered by our board of directors. Our board of directors has the authority to grant awards and to adopt, amend and repeal the administrative rules, guidelines and practices relating to the Amended Plan that it deems advisable and to construe and interpret the provisions of the Amended Plan and any award agreements entered into under the Amended Plan. Our board of directors may correct any defect, supply any omission or reconcile any inconsistency in the Amended Plan or any award. All actions and decisions by our board of directors with respect to the Amended Plan and any awards made under the Amended Plan will be made in our board of directors’ discretion and will be final and binding on all persons having or claiming any interest in the Amended Plan or in any award.

Pursuant to the terms of the Amended Plan, our board of directors may delegate any or all of its powers under the Amended Plan to one or more committees or subcommittees of our board of directors. Our board of directors has authorized the compensation & people committee to administer the Amended Plan. Awards granted to non-employee directors must be granted and administered by a committee of our board of directors, all of the members of which are independent directors as defined by Section 5605(a)(2) of the rules of the Nasdaq Stock Market.

Subject to any requirements of applicable law, our board of directors may, by resolution, delegate to one or more persons (including officers) or bodies (such persons or bodies, the “Delegated Persons”) the power to grant awards (subject to any limitations under the Amended Plan) to eligible service providers of the Company and to exercise such other powers under the Amended Plan as our board of directors may determine, provided that our board of directors shall fix (i) the maximum number of awards, and the maximum number of shares issuable upon exercise thereof, that may be issued by such Delegated Persons, (ii) the time period during which such awards, and during which the shares issuable upon exercise thereof, may be issued, and (iii) the minimum amount of consideration (if any) to be received by the Company or its subsidiaries for which such awards may be issued, and a minimum amount of consideration for the shares issuable upon exercise thereof; and provided further that (I) no Delegated Person shall be authorized to grant awards to itself, and (II) no Delegated Person shall be authorized to grant awards to any “executive officer” (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), or to any “officer” (as defined by Rule 16a-1(f) under the Exchange Act).

Subject to applicable limitations contained in the Amended Plan, our board of directors, the compensation & people committee, or any other committee or subcommittee or Delegated Person to whom our board of directors has delegated authority pursuant to the Amended Plan, as the case may be, selects the recipients of awards and determines (i) the number of shares of common stock, cash or other consideration covered by awards and the terms and conditions of such awards, including the dates upon which such awards become exercisable or otherwise vest, (ii) the exercise or measurement price of awards, if any, and (iii) the duration of awards.

Except as otherwise provided in the Amended Plan, each award under the Amended Plan may be made alone or in addition or in relation to any other award. The terms of each award need not be identical, and our board of directors need not treat participants uniformly. Our board of directors will determine the effect on an award of the disability, death, termination or other cessation of employment or service, authorized leave of absence or other change in the employment or other service status of a participant, and the extent to which, and the period during which, the participant (or the participant’s legal representative, conservator, guardian or designated beneficiary) may exercise rights or receive any benefits under an award.

Our board of directors may at any time provide that any award shall become immediately exercisable in whole or in part, free from some or all restrictions or conditions or otherwise realizable in whole or in part, as the case may be.

In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of our common stock, other than an ordinary cash dividend, we are required to make equitable adjustments (or make substituted awards, as applicable), in the manner determined by our board of directors, to (i) the number and class of securities available under the Amended Plan and the number and class of securities that may be granted as incentive stock options under the Amended Plan, (ii) the share counting rules set forth in the Amended Plan, (iii) the number and class of securities and exercise price per share of each outstanding stock option, (iv) the share and per share provisions and measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding award of restricted stock, and (vi) the share and per share related provisions and the purchase price, if any, of each outstanding RSU and each other stock-based award. In the event we effect a split of our common stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding stock option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then a participant who exercises a stock option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of common stock acquired upon such stock option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

We will indemnify and hold harmless each director, officer, employee or agent to whom any duty or power relating to the administration or interpretation of the Amended Plan has been or will be delegated against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with our board of directors’ approval) arising out of any act or omission to act concerning the Amended Plan unless arising out of such person’s own fraud or bad faith.

Amendment of Awards. Except as otherwise provided under the Amended Plan with respect to repricing outstanding stock options or SARs and with respect to actions requiring stockholder approval, our board of directors may amend, modify or terminate any outstanding award, including but not limited to, substituting therefor another award of the same or a different type, changing the date of exercise or realization, and converting an incentive stock option to a nonstatutory stock option, provided that the participant’s consent to any such action will be required unless our board of directors determines that the action, taking into account any related action, does not materially and adversely affect the participant’s rights under the Amended Plan or the change is otherwise permitted under the terms of the Amended Plan in connection with certain corporate events.

Reorganization Events

The Amended Plan contains provisions addressing the consequences of any reorganization event. A reorganization event is defined under the Amended Plan as (i) any merger or consolidation of us with or into another entity as a result of which all of our common stock is converted into or exchanged for the right to receive cash, securities or other property, or is cancelled, (ii) any transfer or disposition of all of our common stock for cash, securities or other property pursuant to a share exchange or other transaction or (iii) our liquidation or dissolution.

Provisions Applicable to Awards Other than Restricted Stock. Under the Amended Plan, if a reorganization event occurs, our board of directors may take any one or more of the following actions as to all or any (or any portion of) outstanding awards other than restricted stock on such terms as our board of directors determines (except to the extent specifically provided otherwise in an applicable award agreement or another agreement between a participant and us): (i) provide that such awards shall be assumed, or substantially equivalent awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a participant, provide that all of the participant’s unvested awards will be forfeited immediately before the reorganization event and/or that all of the participant’s unexercised awards will terminate immediately prior to the consummation of such reorganization event unless exercised by the participant (to the extent then exercisable) within a specified period following the date of such notice, (iii) provide that outstanding awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an award shall lapse, in whole or in part prior to or upon such reorganization event, (iv) in the event of a reorganization event under the terms of which holders of our common stock will receive upon consummation thereof a cash payment for each share surrendered in the reorganization event, which we refer to as the Acquisition Price, make or provide for a cash payment to participants with respect to each award held by a participant equal to (I) the number of shares of our common stock subject to the vested portion of the award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event) multiplied by (II) the excess, if any, of (A) the Acquisition Price over (B) the exercise, measurement or purchase price of such award and any applicable tax withholdings, in exchange for the termination of such award, provided, that if the Acquisition Price per share (as determined by our board of directors) does not exceed the exercise price of the award, then the award will be cancelled without any payment of consideration, (v) provide that, in connection with our liquidation or dissolution, awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing.

Our board of directors is not obligated to treat all awards, all awards held by a participant, or all awards of the same type, identically. Certain RSU awards that are subject to Section 409A of the Code will be settled in accordance with the terms of the applicable award agreement or as otherwise specified in the Amended Plan. Our board of directors, with reasonable notice to participants holding stock options or SARs, may impose a limitation on the ability of these participants to exercise their awards for the minimum number of days prior to the closing of the reorganization event as is reasonably necessary to facilitate the orderly closing of the reorganization event.

Provisions Applicable to Restricted Stock. Upon the occurrence of a reorganization event other than our liquidation or dissolution, our repurchase and other rights with respect to outstanding restricted stock will inure to the benefit of our successor and will, unless our board of directors determines otherwise, apply to the cash, securities or other property which our common stock was converted into or exchanged for pursuant to such reorganization event in the same manner and to the same extent as they applied to such restricted stock. However, our board of directors may either provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any restricted stock or any other agreement between a participant and us, either initially or by amendment or provide for forfeiture of such restricted stock if issued at no cost. Upon the occurrence of a reorganization event involving our liquidation or dissolution, except to the extent specifically provided to the contrary in the instrument evidencing any award of restricted stock or any other agreement between the participant and us, all restrictions and conditions on all restricted stock then outstanding shall automatically be deemed terminated or satisfied.

Provisions for Foreign Participants

Our board of directors may establish one or more sub-plans under the Amended Plan to satisfy applicable securities, tax or other laws of various jurisdictions. Our board of directors will establish such sub-plans by adopting supplements to the Amended Plan containing any limitations on our board of directors’ discretion under the Amended Plan and any additional terms and conditions not otherwise inconsistent with the Amended Plan as our board of directors deems necessary or desirable. All supplements adopted by our board of directors will be deemed to be part of the Amended Plan, but each supplement will only apply to participants within the affected jurisdiction.

Withholding

The participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before we will deliver stock certificates or otherwise recognize ownership of common stock under an award. We may elect to satisfy the withholding obligations through additional withholding on salary or wages. If we elect not to or cannot withhold from other compensation, the participant must pay us the full amount, if any, required for withholding or have a broker tender to us cash equal to the withholding obligations. Payment of withholding obligations is due before we will issue any shares on exercise, vesting or release from forfeiture of an award or at the same time as payment of the exercise or purchase price, unless we determine otherwise. If provided for in an award or approved by our board of directors, a participant may satisfy the tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of common stock, including shares retained from the award creating the tax obligation, valued at their fair market value. However, except as otherwise provided by our board of directors, the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed our minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), except that, to the extent that we are able to retain shares of common stock having a fair market value that exceeds the statutory minimum applicable withholding tax without financial accounting implications or we are withholding in a jurisdiction that does not have a statutory minimum withholding tax, we may retain such number of shares (up to the number of shares having a fair market value equal to the maximum individual statutory rate of tax) as we shall determine to be necessary to satisfy the tax liability associated with any award. Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

Amendment or Termination

No award may be granted under the Amended Plan after June 13, 2033, but awards previously granted may extend beyond that date. Our board of directors may amend, suspend or terminate the Amended Plan or any portion of the Amended Plan at any time, except that (i) no amendment may be made to the plan to permit a stock option or SAR to be repriced without stockholder approval and (ii) no amendment that would require stockholder approval under the rules of the national securities exchange on which we maintain our primary listing may be made effective unless and until such amendment has been approved by our stockholders. If the national securities exchange on which we maintain our primary listing does not have rules regarding when stockholder approval of amendments to equity compensation plans is required (or if our common stock is not then listed on any national securities exchange), no amendment of the Amended Plan materially increasing the number of shares authorized under the plan (other than as provided under the Amended Plan with respect to certain corporate events or substitute awards), expanding the types of awards that may be granted under the plan or materially expanding the class of participants eligible to participate in the plan will be effective unless and until our stockholders approve such amendment. If at any time the approval of our stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to incentive stock options, our board of directors may not effect such modification or amendment without such approval.

Unless otherwise specified in the amendment, any amendment to the Amended Plan adopted in accordance with the procedures described above will apply to, and be binding on the holders of, all awards outstanding under the Amended Plan at the time the amendment is adopted, provided that our board of directors determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of participants under the Amended Plan. No award will be made that is conditioned on stockholder approval of any amendment to the Amended Plan unless the award provides that (i) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12 months from the date the award was granted and (ii) it may not be exercised or settled (or otherwise result in the issuance of shares of our common stock) prior to the receipt of such stockholder approval.

If stockholders do not approve the 2023 Plan Amendment, the 2023 Plan Amendment will not go into effect and we will not grant additional awards under the Current Plan in excess of the current share reserve. In this event, our board of directors will consider whether to adopt alternative arrangements based on its assessment of our needs.

Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the Amended Plan. This summary is based on the federal tax laws in effect as of the date of this Proxy Statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options. A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the Company or its corporate parent or 50% or majority-owned corporate subsidiary at all times beginning with the stock option grant date and ending three months before the date the participant exercises the stock option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonstatutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the stock option was granted and more than one year after the stock option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Nonstatutory Stock Options. A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the stock option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the stock option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Stock Appreciation Rights. A participant will not have income upon the grant of a SAR. A participant generally will recognize compensation income upon the exercise of a SAR equal to the amount of the cash and the fair market value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Awards. A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Units. A participant will not have income upon the grant of an RSU. A participant is not permitted to make a Section 83(b) election with respect to an RSU award. When the shares of common stock are delivered with respect to the RSUs (which may be upon vesting or may be at a later date), the participant will have income on the date of delivery in an amount equal to the fair market value of the stock on such date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the delivery date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards. The tax consequences associated with any other stock-based award will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award, and the participant’s holding period and tax basis for the award or underlying common stock.

Tax Consequences to the Company. There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income, subject to the limitations of Section 162(m) of the Code.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE 2023 STOCK INCENTIVE PLAN.

PROPOSAL 4:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The audit committee has appointed PricewaterhouseCoopers LLP, or PwC, as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 and the board of directors has directed that management submit the selection of independent registered public accountants for ratification by the stockholders at the annual meeting. PwC has served as the company’s registered public accountant since May 5, 2017. Representatives of PwC are expected to participate in the Annual Meeting, will have an opportunity to make a statement if they so desire, and be available to respond to appropriate questions.

Stockholder ratification of the appointment of PwC as the company’s independent registered public accounting firm is not required by Delaware law, our certificate of incorporation or our bylaws. However, the board of directors is submitting the audit committee’s selection of PwC to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of the company and its stockholders.

Independent Registered Public Accountants’ Fees

The following table represents aggregate fees billed to us for services related to the fiscal years ended December 31, 2024 and 2023 by PwC.

	Fiscal Year Ended December 31,
	2024	2023
Audit Fees(1)	$1,535,000	$1,382,000
Audit Related Fees(2)	—	—
Tax Fees(3)	—	9,400
All Other Fees(4)	2,125	5,738

Total	$1,537,125	$1,397,138

(1)

Audit fees consist of fees billed for professional services performed for the audit of our annual consolidated financial statements, the review of interim consolidated financial statements, and related services that are normally provided in connection with registration statements, comfort letters, and other SEC filings.

(2)

Audit related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements, such as fees for the adoption of new accounting standards.

(3)	Tax fees consist of fees for professional services, including tax consulting, compliance, and transfer pricing services.

(4)	All other fees consist of database subscription fees.

The audit committee has considered whether the provision of non-audit services is compatible with maintaining the independence of PwC, and has concluded that the provision of such services is compatible with maintaining such independence.

Pre-Approval Policies and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our registered public accounting firm. These policies and procedures generally provide that we will not engage our registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

Our audit committee may also delegate to one or more subcommittees or an individual member of our audit committee the authority to approve any audit or non-audit services to be provided to us by our registered public accounting firm. Any approval of services by a subcommittee or member of our audit committee pursuant to this delegated authority is reported on at the next meeting of our audit committee. During our 2024 and 2023 fiscal years, all of the services provided by PwC were pre-approved by our audit committee.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

STOCKHOLDER PROPOSALS

Proposals of stockholders pursuant to Rule 14a-8 of the Exchange Act intended to be included in our proxy statement and form of proxy relating to, and presented at, our annual meeting of stockholders to be held in 2026 must be received by us no later than December 26, 2025, which is 120 days prior to the first anniversary of the mailing date of this proxy, unless the date of the 2026 annual meeting of stockholders is changed by more than 30 days from the anniversary of the Annual Meeting, in which case the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. These proposals must comply with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement.

In addition, our bylaws establish an advance notice procedure for nominations for election to our board of directors and other matters that stockholders wish to present for action at an annual meeting, but which will not be included in our proxy statement. The required notice must be delivered by the stockholder and received by our Secretary at our principal executive office and must otherwise meet the requirements set forth in our bylaws (including providing the information required by Rule 14a-19 under the Exchange Act). In general, notice must be received at our principal executive offices not less than 90 calendar days before nor more than 120 calendar days before the one year anniversary of the previous year’s annual meeting of stockholders. Therefore, to be presented at our 2026 annual meeting of stockholders, such a proposal must be received by us no earlier than February 18, 2026 and no later than March 20, 2026. However, if the date of the annual meeting is more than 30 days earlier or more than 60 days later than such anniversary date, notice must be received not earlier than the close of business 120 calendar days prior to such annual meeting and no later than the close of business on the later of (i) 90 days prior to such annual meeting and (ii) 10 days following the day on which notice of the date of such annual meeting was given or public announcement of the date of such annual meeting was first made, whichever occurs first. If the stockholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by the board of directors for the 2026 annual meeting of stockholders may exercise discretionary voting power regarding any such proposal. Stockholders are advised to review our bylaws which also specify requirements as to the form and content of a stockholder’s notice.

Any proposals, notices or information about proposed director candidates should be sent to:

William Cook, Corporate Secretary

Agios Pharmaceuticals, Inc.

88 Sidney Street

Cambridge, MA 02139

OTHER MATTERS

We do not know of any business that will be presented for consideration or action by the stockholders at the Annual Meeting other than that described in this Proxy Statement. If, however, any other business is properly brought before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes.

We hope that you will virtually attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting virtually, we urge you to vote your shares over the internet or by telephone, or to complete, date, sign and return the proxy card that may be delivered to you upon request in the accompanying postage-prepaid envelope. A prompt response will greatly facilitate arrangements for the meeting, and your cooperation will be appreciated.

Appendix A

AGIOS PHARMACEUTICALS, INC.

2023 STOCK INCENTIVE PLAN, AS AMENDED

1.	Purpose

The purpose of this 2023 Stock Incentive Plan (the “Plan”) of Agios Pharmaceuticals, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2.	Eligibility

All of the Company’s employees, officers and directors, as well as consultants and advisors to the Company (as the terms consultants and advisors are defined and interpreted for purposes of Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), or any successor form) are eligible to be granted Awards (as defined below) under the Plan. Each person who is granted an Award under the Plan is deemed a “Participant.” The Plan provides for the following types of awards, each of which is referred to as an “Award”: Options (as defined in Section 5), SARs (as defined in Section 6), Restricted Stock (as defined in Section 7), RSUs (as defined in Section 7), Other Stock-Based Awards (as defined in Section 8), and Cash-Based Awards (as defined in Section 8). Any type of Award may be granted as a Performance Award under Section 9. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

3.	Administration and Delegation

(a) Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award. All actions and decisions by the Board with respect to the Plan and any Awards shall be made in the Board’s discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

(b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the Delegated Persons referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or such Delegated Persons.

(c) Delegation to Delegated Persons. Subject to any requirements of applicable law (including as applicable Sections 152(b) and 157(c) of the General Corporation Law of the State of Delaware), the Board may, by resolution, delegate to one or more persons (including officers of the Company) or bodies (such persons or bodies, the “Delegated Persons”) the power to grant Awards (subject to any limitations under the Plan) to eligible service providers of the Company and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix: (i) the maximum number of Awards, and the maximum number of shares issuable upon exercise thereof, that may be issued by such Delegated Persons, (ii) the time period during which such Awards, and during which the shares issuable upon exercise thereof, may be issued, and (iii) the minimum amount of consideration (if any) for which such Awards may be issued, and a minimum amount of consideration for the shares issuable upon exercise thereof; and provided further, that no Delegated Person shall be authorized to grant Awards to itself; and provided further, that no Delegated Person shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1(f) under the Exchange Act).

(d) Awards to Non-Employee Directors. Awards to non-employee directors will be granted and administered by a Committee, all of the members of which are independent directors as defined by Section 5605(a)(2) of the Nasdaq Marketplace Rules.

4.	Stock Available for Awards

(a) Number of Shares; Share Counting.

(1) Authorized Number of Shares. Subject to adjustment under Section 10, Awards may be made under the Plan for up to a number of shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”), as is equal to the sum of:

(A) 7,000,000 shares of Common Stock; and

(B) the number of shares of Common Stock subject to awards granted under the Company’s 2013 Stock Incentive Plan that are outstanding as of the date that the Plan is approved by the Company’s stockholders (the “Effective Date”) and which awards expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of Incentive Stock Options, as defined in Section 5(b), to any limitations under the Code).

Subject to adjustment under Section 10, no more than 7,000,000 shares of Common Stock may be issued under Incentive Stock Options pursuant to the Plan. Shares of Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(2) Share Counting. For purposes of counting the number of shares available for the grant of Awards under the Plan under this Section 4(a):

(A) all shares of Common Stock covered by SARs shall be counted against the number of shares available for the grant of Awards under the Plan; provided, however, that (i) SARs that may be settled only in cash shall not be so counted and (ii) if the Company grants an SAR in tandem with an Option for the same number of shares of Common Stock and provides that only one such Award may be exercised (a “Tandem SAR”), only the shares covered by the Option, and not the shares covered by the Tandem SAR, shall be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the Plan;

(B) to the extent that an RSU may be settled only in cash, no shares shall be counted against the shares available for the grant of Awards under the Plan;

(C) if any Award (i) expires or is terminated, surrendered or cancelled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or (ii) results in any Common Stock not being issued (including as a result of an Award being settled in cash rather than stock), the unused Common Stock covered by such Award shall again be available for the grant of Awards; provided, however, that (1) in the case of Incentive Stock Options, the foregoing shall be subject to any limitations under the Code, (2) in the case of the exercise of an SAR, the number of shares counted against the shares available under the Plan shall be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise and (3) the shares covered by a Tandem SAR shall not again become available for grant upon the expiration or termination of such Tandem SAR;

(D) shares of Common Stock delivered (either by actual delivery, attestation or net exercise) to the Company by a Participant to (i) purchase shares of Common Stock upon the exercise of an Award or (ii) satisfy tax withholding obligations with respect to Awards (including shares retained from the Award creating the tax obligation) shall not be added back to the number of shares available for the future grant of Awards; and

(E) shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award shall not increase the number of shares available for future grant of Awards.

(b) Limit on Awards to Non-Employee Directors. The maximum aggregate amount of cash and value of Awards (calculated based on grant date fair value for financial reporting purposes) granted in any calendar year to any individual non-employee director shall not exceed $750,000 in the case of an incumbent director; provided, however, that such maximum aggregate amount shall not exceed $1,000,000 in any calendar year for any individual non-employee director in such non-employee director’s initial year of election or appointment; and provided, further, however, that fees paid by the Company on behalf of any non-employee director in connection with regulatory compliance and any amounts paid to a non-employee director as reimbursement of an expense shall not count against the foregoing limit. The Board may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the Board may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation. For the avoidance of doubt, this limitation shall not apply to cash or Awards granted to a non-employee director in his or her capacity as an advisor or consultant to the Company.

(c) Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan. Substitute Awards shall not count against the overall share limit set forth in Section 4(a)(1), except as may be required by reason of Section 422 and related provisions of the Code.

5.	Stock Options

(a) General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as the Board considers necessary or advisable.

(b) Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of Agios Pharmaceuticals, Inc., any of Agios Pharmaceuticals, Inc.’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. An Option that is not intended to be an Incentive Stock Option shall be designated a “Nonstatutory Stock Option.” The Company shall have no liability to a Participant, or any other person, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or if the Company converts an Incentive Stock Option to a Nonstatutory Stock Option.

(c) Exercise Price. The Board shall establish the exercise price of each Option or the formula by which such exercise price will be determined. The exercise price shall be specified in the applicable Option agreement. The exercise price shall be not less than 100% of the Grant Date Fair Market Value (as defined below) of the Common Stock on the date the Option is granted; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Grant Date Fair Market Value on such future date. “Grant Date Fair Market Value” of a share of Common Stock for purposes of the Plan will be determined as follows:

(1) if the Common Stock trades on a national securities exchange, the closing sale price (for the primary trading session) on the date of grant; or

(2) if the Common Stock does not trade on any such exchange, the average of the closing bid and asked prices on the date of grant as reported by an over-the-counter marketplace designated by the Board; or

(3) if the Common Stock is not publicly traded, the Board will determine the Grant Date Fair Market Value for purposes of the Plan using any measure of value it determines to be appropriate (including, as it considers appropriate, relying on appraisals) in a manner consistent with the valuation principles under Code Section 409A of the Code or any successor provision thereto, and the regulations thereunder (“Section 409A”), except as the Board may expressly determine otherwise.

For any date that is not a trading day, the Grant Date Fair Market Value of a share of Common Stock for such date will be determined by using the closing sale price or average of the bid and asked prices, as appropriate, for the immediately preceding trading day and with the timing in the formulas above adjusted accordingly. The Board can substitute a particular time of day or other measure of “closing sale price” or “bid and asked prices” if appropriate because of exchange or market procedures or can, use weighted averages either on a daily basis or such longer period, in each case to the extent permitted by Section 409A.

The Board shall determine the Grant Date Fair Market Value for purposes of the Plan, and all Awards are conditioned on the Participant’s agreement that the Board’s determination is conclusive and binding even though others might make a different determination.

(d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.

(e) Exercise of Options. Options may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with payment in full (in the manner specified in Section 5(f)) of the exercise price for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise.

(f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1) in cash or by check, payable to the order of the Company;

(2) except as may otherwise be provided in the applicable Option agreement or approved by the Board, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company funds sufficient to pay the exercise price and any required tax withholding;

(3) to the extent provided for in the applicable Option agreement or approved by the Board, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their fair market value (valued in the manner determined or approved by the Board), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(4) to the extent provided for in the applicable Nonstatutory Stock Option agreement or approved by the Board, by delivery of a notice of “net exercise” to the Company, as a result of which the Participant would receive (i) the number of shares underlying the portion of the Option being exercised, less (ii) such number of shares as is equal to (A) the aggregate exercise price for the portion of the Option being exercised divided by (B) the fair market value of the Common Stock (valued in the manner determined or approved by the Board) on the date of exercise;

(5) to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board, by payment of such other lawful consideration as the Board may determine; provided, however, that in no event may a promissory note of the Participant be used to pay the Option exercise price; or

(6) by any combination of the above permitted forms of payment.

(g) Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 10): (1) amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option; (2) cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c)) covering the same or a different number of shares of Common Stock and having an exercise or measurement price per share lower than the then-current exercise price per share of the cancelled option; (3) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current fair market value of the Common Stock (valued in the manner determined or approved by the Board); or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the Nasdaq Stock Market or any other exchange or marketplace on which the Company’s stock is listed or traded (the “Exchange”).

(h) No Reload Options. No Option granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional Options in connection with any exercise of the original Option.

(i) No Dividend Equivalents. No Option shall provide for the payment or accrual of dividend equivalents.

6.	Stock Appreciation Rights

(a) General. The Board may grant Awards consisting of stock appreciation rights (“SARs”) entitling the holder, upon exercise, to receive an amount of Common Stock or cash or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock (valued in the manner determined or approved by the Board) over the measurement price established pursuant to Section 6(b). The date as of which such appreciation is determined shall be the exercise date.

(b) Measurement Price. The Board shall establish the measurement price of each SAR and specify it in the applicable SAR agreement. The measurement price shall not be less than 100% of the Grant Date Fair Market Value of the Common Stock on the date the SAR is granted; provided that if the Board approves the grant of an SAR effective as of a future date, the measurement price shall be not less than 100% of the Grant Date Fair Market Value on such future date.

(c) Duration of SARs. Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.

(d) Exercise of SARs. SARs may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with any other documents required by the Board.

(e) Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 10): (1) amend any outstanding SAR granted under the Plan to provide a measurement price per share that is lower than the then-current measurement price per share of such outstanding SAR; (2) cancel any outstanding SAR (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c)) covering the same or a different number of shares of Common Stock and having an exercise or measurement price per share lower than the then-current measurement price per share of the cancelled SAR; (3) cancel in exchange for a cash payment any outstanding SAR with a measurement price per share above the then-current fair market value of the Common Stock (valued in the manner determined or approved by the Board); or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the Exchange.

(f) No Reload SARs. No SAR granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional SARs in connection with any exercise of the original SAR.

(g) No Dividend Equivalents. No SAR shall provide for the payment or accrual of dividend equivalents.

7.	Restricted Stock; RSUs

(a) General. The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. The Board may also grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests or on a deferred basis (“RSUs”).

(b) Terms and Conditions for Restricted Stock and RSUs. The Board shall determine the terms and conditions of Restricted Stock and RSUs, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.

(c) Additional Provisions Relating to Restricted Stock.

(1) Dividends. Any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Restricted Stock (“Unvested Dividends”) shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of Unvested Dividends will be made no later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the underlying shares of Restricted Stock. No interest will be paid on Unvested Dividends.

(2) Stock Certificates/Issuance. The Company may require that any stock certificates issued in respect of shares of Restricted Stock, as well as dividends or distributions paid on such Restricted Stock, shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee) or, alternatively, that such shares be issued in book entry only, in the name of the Participant with appropriate transfer and forfeiture restrictions. At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions (or, to the extent the Restricted Stock was issued in book entry, remove the restrictions) to the Participant or if the Participant has died, to his or her Designated Beneficiary (as defined below).

(d) Additional Provisions Relating to RSUs.

(1) Settlement. Upon the vesting of and/or lapsing of any other restrictions with respect to each RSU, the Participant shall be entitled to receive from the Company (i.e., settlement) the number of shares of Common Stock specified in the Award agreement or (if so provided in the applicable Award agreement or otherwise determined by the Board) an amount of cash equal to the fair market value (valued in the manner determined or approved by the Board) of such number of shares or a combination thereof. The Board may provide that settlement of RSUs shall be deferred, on a mandatory basis or at the election of the Participant, in a manner that complies with Section 409A.

(2) Voting Rights. A Participant shall have no voting rights with respect to any RSUs.

(3) Dividend Equivalents. The Award agreement for RSUs may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents may be credited to an account for the Participant and may be settled in cash and/or shares of Common Stock, in each case to the extent provided in the applicable Award agreement. Dividend Equivalents with respect to RSUs will be subject to the same restrictions on transfer and forfeitability as the RSUs with respect to which paid. No interest will be paid on Dividend Equivalents.

8.	Other Stock-Based and Cash-Based Awards

(a) General. The Board may grant other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine. The Company may also grant Awards denominated in cash rather than shares of Common Stock (“Cash-Based Awards).

(b) Terms and Conditions. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based Award or Cash-Based Award, including any purchase price applicable thereto.

(c) Dividend Equivalents. The Award agreement for an Other Stock-Based Award may provide Participants with the right to receive Dividend Equivalents. Dividend Equivalents may be credited to an account for the Participant and may be settled in cash and/or shares of Common Stock, in each case to the extent provided in the applicable Award agreement. Dividend Equivalents with respect to Other-Stock Based Awards will be subject to the same restrictions on transfer and forfeitability as the Other Stock-Based Award with respect to which paid. No interest will be paid on Dividend Equivalents.

9.	Performance Awards.

(a) Grants. Awards under the Plan may be made subject to the achievement of performance goals pursuant to this Section 9 (“Performance Awards”).

(b) Performance Measures. The Board may specify that the degree of granting, vesting and/or payout of any Performance Award shall be subject to the achievement of one or more performance measures established by the Board, which may be based on the relative or absolute attainment of specified levels of one or any combination of the following, and which may be determined pursuant to generally accepted accounting principles (“GAAP”) or on a non-GAAP basis, as determined by the Board: (i) the entry into an arrangement or agreement with a third party for the development, commercialization, marketing or distribution of products, services or technologies, or for conducting a research program to discover and develop a product, service or technology, and/or the achievement of milestones under such arrangement or agreement, including events that trigger an obligation or payment right; (ii) achievement of domestic and international regulatory milestones, including the submission of filings required to advance products, services and technologies in clinical development and the achievement of approvals by regulatory authorities relating to the commercialization of products, services and technologies; (iii) the achievement of discovery, preclinical and clinical stage scientific objectives, discoveries or inventions for products, services and technologies under research and development; (iv) the entry into or completion of a phase of clinical development for any product, service or technology, such as the entry into or completion of phase 1, 2 and/or 3 clinical trials; (v) the consummation of debt or equity financing transactions, or acquisitions of business, technologies and assets; (vi) new product or service releases; (vii) the achievement of qualitative or quantitative performance measures set forth in operating plans approved by the Board from time to time; (viii) specified levels of product sales, net income, earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, operating profit before or after discontinued operations and/or taxes, sales, sales growth, earnings growth, cash flow or cash position, gross margins, stock price, market share, return on sales, assets, equity or investment; (ix) improvement of financial ratings; (x) achievement of balance sheet or income statement objectives; (xi) total stockholder return or stock price; (xii) other comparable measures of financial and operational performance; (xiii) achievement of environmental, social, or governance objectives, and/ or (xiv) any other measure selected by the Board. Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The Board may specify that such performance measures shall be adjusted to exclude any one or more of: (1) extraordinary items; (2) gains or losses on the dispositions of discontinued operations; (3) the cumulative effects of changes in accounting principles; (4) the writedown of any asset; (5) fluctuation in foreign currency exchange rates; (6) charges for restructuring and rationalization programs; (7) non-cash, mark-to-market adjustments on derivative instruments; (8) amortization of purchased intangibles; (9) the net impact of tax rate changes; (10) non-cash asset impairment charges; (11) gains on extinguishment of the tax receivable agreement; and (12) any other factors as the Board may determine. Such performance measures: (x) may vary by Participant and may be different for different Awards; (y) may be particular to a Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works and may cover such period as may be specified by the Board; and (z) may cover such period as may be specified by the Board. The Board shall have the authority to make equitable adjustments to the performance goals in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company, in response to changes in applicable laws or regulations or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

(c) Adjustments. The Board may adjust the number of shares payable pursuant to such Performance Award, and the Board may, at any time, waive the achievement of the applicable performance measures.

(d) Dividends; Dividend Equivalents. Notwithstanding its designation as a Performance Award, no Option or SAR shall provide for the payment or accrual of dividend equivalents in accordance with Sections 5(i) and 6(g), as applicable, any dividends declared and paid by the Company with respect to shares of Restricted Stock shall be subject to Section 7(c)(i), and any right to receive Dividend Equivalents on an award of RSUs and Other Stock-Based Awards shall be subject to Sections 7(d)(1) and 8(c), as applicable.

10.	Adjustments for Changes in Common Stock and Certain Other Events

(a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under the Plan and the number and class of securities available for grant as Incentive Stock Options under the Plan, (ii) the share counting rules set forth in Section 4(a), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding award of Restricted Stock and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding RSU and each Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(b) Reorganization Events.

(1) Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any transfer or disposition of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (c) any liquidation or dissolution of the Company.

(2) Consequences of a Reorganization Event on Awards Other than Restricted Stock.

(A) In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock on such terms as the Board determines (except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between the Company and the Participant):

(i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof);

(ii) upon written notice to a Participant, provide that all of the Participant’s unvested Awards will be forfeited immediately prior to the consummation of such Reorganization Event and/or that all of the Participant’s unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant (to the extent then exercisable) within a specified period following the date of such notice;

(iii) provide that outstanding Awards shall become exercisable, realizable or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event;

(iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to Participants with respect to each Award held by a Participant equal to (A) the number of shares of Common Stock subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event) multiplied by (B) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, provided, that if the Acquisition Price per share (as determined by the Board) does not exceed the exercise price of such Award, then the Award shall be cancelled without any payment of consideration therefor;

(v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings); and

(vi) any combination of the foregoing.

In taking any of the actions permitted under this Section 10(b)(2)(A), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.

(B) Notwithstanding the terms of Section 10(b)(2)(A)(i), in the case of outstanding RSUs that are subject to Section 409A: (i) if the applicable RSU agreement provides that the RSUs shall be settled upon a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the Reorganization Event constitutes such a “change in control event”, then no assumption or substitution shall be permitted pursuant to Section 10(b)(2)(A)(i) and the RSUs shall instead be settled in accordance with the terms of the applicable RSU agreement; and (ii) the Board may only undertake the actions set forth in clauses (iii), (iv) or (v) of Section 10(b)(2)(A) if the Reorganization Event constitutes a “change in control event” as defined under Treasury Regulation Section 1.409A-3(i)(5)(i) and such action is permitted or required by Section 409A; if the Reorganization Event is not a “change in control event” as so defined or such action is not permitted or required by Section 409A, and the acquiring or succeeding corporation does not assume or substitute the RSUs pursuant to clause (i) of Section 10(b)(2)(A), then the unvested RSUs shall terminate immediately prior to the consummation of the Reorganization Event without any payment in exchange therefor.

(C) For purposes of Section 10(b)(2)(A)(i), an Award (other than Restricted Stock) shall be considered assumed if, following consummation of the Reorganization Event, such Award confers the right to purchase or receive pursuant to the terms of such Award, for each share of Common Stock subject to the Award immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise or settlement of the Award to consist solely of such number of shares of common stock of the acquiring or succeeding corporation (or an affiliate thereof) that the Board determined to be equivalent in value (as of the date of such determination or another date specified by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

(D) The Board may impose a limitation on the ability of Participants holding Options and/or SARs to exercise their Awards for the minimum number of days prior to the closing of the Reorganization Event as is reasonably necessary to facilitate the orderly closing of the Reorganization Event. The Company shall provide reasonable notice to Participants of any such limitation on exercise.

(3) Consequences of a Reorganization Event on Restricted Stock. Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company with respect to outstanding Restricted Stock shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to such Restricted Stock; provided, however, that the Board may either provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, either initially or by amendment, or provide for forfeiture of such Restricted Stock if issued at no cost. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock then outstanding shall automatically be deemed terminated or satisfied.

11.	General Provisions Applicable to Awards

(a) Transferability of Awards. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by a Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that, except with respect to Awards subject to Section 409A and Incentive Stock Options, the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Stock subject to such Award to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 11(a) shall be deemed to restrict a transfer to the Company.

(b) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c) Termination of Status. The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment or service, authorized leave of absence or other change in the employment or other service status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights, or receive any benefits, under an Award. “Designated Beneficiary” means (i) the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or (ii) in the absence of an effective designation by a Participant, the Participant’s estate.

(d) Withholding. The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may elect to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise, vesting or release from forfeiture of an Award or at the same time as payment of the exercise or purchase price, unless the Company determines otherwise. If provided for in an Award or approved by the Board, a Participant may satisfy the tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value (valued in the manner determined or approved by the Company); provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), except that, to the extent that the Company is able to retain shares of Common Stock having a fair market value (determined or approved by the Company) that exceeds the statutory minimum applicable withholding tax without financial accounting implications or the Company is withholding in a jurisdiction that does not have a statutory minimum withholding tax, the Company may retain such number of shares of Common Stock (up to the number of shares having a fair market value equal to the maximum individual statutory rate of tax (determined or approved by, the Company)) as the Company shall determine to be necessary to satisfy the tax liability associated with any Award. Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

(e) Amendment of Award. Except as otherwise provided in Section 5(g) and 6(e), the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option. The Participant’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Plan or (ii) the change is permitted under Section 10.

(f) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously issued or delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(g) Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in whole or in part, free from some or all restrictions or conditions or otherwise realizable in whole or in part, as the case may be.

12.	Miscellaneous

(a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award by virtue of the adoption of the Plan, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b) No Rights As Stockholder; Clawback. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be issued with respect to an Award until becoming the record holder of such shares. In accepting an Award under the Plan, the Participant agrees to be bound by any clawback policy that the Company has in effect or may adopt in the future.

(c) Effective Date and Term of Plan. The Plan shall become effective on the Effective Date. No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.

(d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) neither Section 5(g) nor Section 6(e) requiring stockholder approval of any Option or SAR repricing may be amended without stockholder approval; (ii) no amendment that would require stockholder approval under the rules of the national securities exchange on which the Company then maintains its primary listing will be effective unless and until the Company’s stockholders approve such amendment; and (iii) if the national securities exchange on which the Company then maintains its primary listing does not have rules regarding when stockholder approval of amendments to equity compensation plans is required (or if the Company’s Common Stock is not then listed on any national securities exchange), then no amendment to the Plan (A) materially increasing the number of shares authorized under the Plan (other than pursuant to Section 4(c) or 10), (B) expanding the types of Awards that may be granted under the Plan, or (C) materially expanding the class of participants eligible to participate in the Plan shall be effective unless and until the Company’s stockholders approve such amendment. In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 12(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the Plan. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan unless the Award provides that (i) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12 months from the date of grant and (2) it may not be exercised or settled (or otherwise result in the issuance of Common Stock) prior to such stockholder approval.

(e) Authorization of Sub-Plans (including for Grants to non-U.S. Employees). The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

(f) Compliance with Section 409A. If and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant in connection with his or her employment termination constitutes “nonqualified deferred compensation” within the meaning of Section 409A and (ii) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees that to be bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A) (the “New Payment Date”), except as Section 409A may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.

The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A but do not to satisfy the conditions of that section.

(g) Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument such individual executes in his or her capacity as a director, officer, employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.

(h) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than the State of Delaware.

Appendix B

Agios Pharmaceuticals, Inc.

AMENDMENT NO. 1 TO 2023 STOCK INCENTIVE PLAN

WHEREAS, Agios Pharmaceuticals, Inc. (the “Company”) maintains the 2023 Stock Incentive Plan (the “Plan”);

WHEREAS, the Board of Directors of the Company has determined that it is in the best interest of the Company and its stockholders to amend the Plan, pursuant to Section 12(d) thereof, to increase the number of shares of Company common stock that may be granted under the Plan;

NOW, THEREFORE, in consideration of the foregoing, the Plan is amended, pursuant to Section 12(d) thereof, as follows:

1.	The number set forth in Section 4(a)(1)(A) of the Plan is increased by 2,500,000 shares of Common Stock to 7,000,000 shares of Common Stock.

2.	The flush language at the end of Section 4(a)(1) of the Plan is amended and restated in its entirety to read as follows:

Subject to adjustment under Section 10, no more than 7,000,000 shares of Common Stock may be issued under Incentive Stock Options pursuant to the Plan. Shares of Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

Except as set forth above, all other terms of the Plan shall remain unchanged and in full force and effect. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Plan.

This Amendment was adopted by the Board of Directors of the Company on April 14, 2025.

B-1

P.O. BOX 8016, CARY, NC 27512-9903

Agios Pharmaceuticals, Inc.

Annual Meeting of Stockholders

For Stockholders of record as of April 21, 2025

Wednesday, June 18, 2025 9:00 AM, Eastern Time

Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/AGIO for more details.
YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 9:00 AM, Eastern Time, June 18, 2025.

Internet:
www.proxypush.com/AGIO
● Cast your vote online prior to the meeting by 8:59 am on June 18, 2025
● Have your Proxy Card ready
● Follow the simple instructions to record your vote

Phone:
1-866-509-2148
● Use any touch-tone telephone to vote prior to the meeting by 8:59 am on June 18, 2025
● Have your Proxy Card ready
● Follow the simple recorded instructions
Mail:
● Mark, sign and date your Proxy Card
● Fold and return your Proxy Card in the postage-paid envelope provided (must be received no later than June 17, 2025)

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Cecilia Jones and Jim Burns (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Agios Pharmaceuticals, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS’ RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Agios Pharmaceuticals, Inc. Annual Meeting of Stockholders

Please make your marks like this:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.

	PROPOSAL		YOUR VOTE		BOARD OF DIRECTORS RECOMMENDS

1.	To elect each of the two Class III director nominees set forth in the Proxy Statement, each to serve for a three-year term expiring at the 2028 annual meeting of stockholders and until his or her respective successor is duly elected and qualified.
		FOR	WITHHOLD
	1.01 Jacqualyn A. Fouse, Ph.D.	☐	☐		FOR

	1.02 David Scadden, M.D.	☐	☐		FOR

		FOR	AGAINST	ABSTAIN
2.	To vote, on an advisory basis, to approve the compensation paid to our named executive officers.	☐	☐	☐	FOR

3.	To approve an amendment to the Agios Pharmaceuticals, Inc. 2023 Stock Incentive Plan, to increase the number of shares of common stock available thereunder by 2,500,000 shares.	☐	☐	☐	FOR

4.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.	☐	☐	☐	FOR

Note: The proxies are authorized to vote, in their discretion, upon such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

You must register prior to the deadline of June 16, 2025 at 5 p.m. ET, to attend the meeting online and/or participate at www.proxydocs.com/AGIO.

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date